As filed with the Securities and Exchange Commission on March 1, 2005 Registration File No. 33-480 and File No. 811-4415

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 37	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 43	[X]

(Check Appropriate Box or Boxes.)

College Retirement Equities Fund (Exact Name of Registrant)

Not Applicable (Name of Insurance Company)

730 Third Avenue New York, New York 10017-3206 (Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, including Area Code: 212-490-9000

Name and Address of Agent for Service	Copy to:
Lisa Snow, Esquire	Steven B. Boehm, Esquire
College Retirement and Equities Fund	Sutherland Asbill & Brennan LLP
730 Third Avenue	1275 Pennsylvania Avenue, N.W.
New York, New York 10017-3206	Washington, D. C. 20004-2404

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[X]	on May 1, 2005 pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus - May 1, 2005

College Retirement Equities Fund (CREF)

Individual, Group, and Tax-Deferred Variable Annuities

This prospectus describes the individual and group variable annuities CREF offers. It contains information you should know before purchasing a CREF variable annuity and selecting your investment options. Please read it carefully before investing and keep it for future reference.

Investment in a CREF variable annuity certificate is subject to risk and you could lose money. CREF does not guarantee the investment performance of its accounts, and you bear the entire investment risk.

CREF provides variable annuities for retirement and tax-deferred savings plans for employees of colleges, universities, other educational and research organizations and other governmental and non-profit institutions. Our main purpose is to invest funds for your retirement and pay you income based on your choice of eight investment accounts:

Stock Global Equities Growth Equity Index	Bond Market Inflation-Linked Bond Social Choice Money Market

You or your employer can purchase a CREF variable annuity certificate in connection with certain types of retirement plans. CREF offers the following certificates:

  RA (Retirement Annuity)
  GRA (Group Retirement Annuity)
  Retirement Select and Retirement Select Plus
  SRA (Supplemental Retirement Annuity)
  GSRA (Group Supplemental Retirement Annuity)
  Retirement Choice and Retirement Choice Plus
  GA (Group Annuity) and Institutionally-Owned GSRAs
  Classic and Roth IRA (Individual Retirement Annuity) including SEP IRAs
  (Simplified Employee Pension Plans)
  Keogh
  ATRAs (After-Tax Retirement Annuities)

Note that state regulatory approval may be pending for certain of these certificates and they may not currently be available in your state.

More information about CREF is in our Statement of Additional Information (SAI) dated May 1, 2005, which is incorporated by reference into this prospectus. It, along with CREF’s annual and semi-annual reports, is on file with the Securities and Exchange Commission (“SEC”). For a free copy of any of these documents, write to us at 730 Third Avenue, New York, NY 10017-3206, Attn: Central Services, call us at 877 518-9161 or visit our website at www.tiaa-cref.org. The SAI’s table of contents is on the last page of this prospectus. The SEC’s Website (http://www.sec.gov) contains this prospectus, SAI, annual and semi-annual reports, material incorporated by reference, and other information about CREF.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The CREF accounts are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Table of Contents	Choosing an Account
About CREF	How to Transfer and Withdraw Your
Special Terms	Money
About Expenses	When You Are Ready to Receive Your
Condensed Financial Information	Annuity Income
Your Investment Options	Death Benefits
Additional Investment Tools and Risks	Timing of Payments
More About Benchmark and Other	Taxes
Indices	Market Timing/Excessive Trading
Investment Management	Policy
Allocations Among Affiliated	Additional Information
Accounts	Table of Contents for the Statement of
Adding, Closing, or Substituting	Additional Information
Accounts
The Annuity Certificates
Starting Out
Important Information About
Procedures for Opening a New
Account

This prospectus outlines the terms under which the CREF accounts are offered. The accounts are offered only in those jurisdictions where it is legal to do so. No one is permitted to make any representation to you or give you any information that is not in the prospectus. If anyone attempts to do so, you should not rely on it.

About CREF

Founded in 1952, CREF is a nonprofit membership corporation established in New York State. Its home office is at 730 Third Avenue, New York, NY 10017. There are also regional offices across the United States including Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco and Washington, D.C., as well as service centers in New York, Denver and Charlotte. CREF, the first company in the United States to issue a variable annuity, is the companion organization of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA was founded in 1918 by the Carnegie Foundation and offers traditional annuities. It also offers variable annuities including a separate account that invests in real estate (the “Real Estate Account”).

Together, CREF and TIAA form the principal retirement system for the nation’s education and research communities and is one of the largest retirement systems in the world based on assets under management. TIAA-CREF serves approximately [2.5] million people at over 15,000 institutions. As of December 31, 2004, CREF’s net assets were approximately $____ billion and the combined net assets for CREF and TIAA totaled approximately $_____ billion.

As of December 31, 2004, CREF’s net assets were approximately $_____ billion and the combined net assets for CREF and TIAA totaled approximately $______ billion.

Special Terms

We have defined certain terms so that you will have a clearer understanding of this prospectus and your investment.

Account Any of CREF’s investment funds. Each Account is a separate portfolio with its own investment objective.

Accumulation The total value of your accumulation units.

Accumulation Unit A share of participation in a CREF Account for someone in the accumulation period. Each Account has its own accumulation unit value, which changes daily.

Annuity Unit A measure used to calculate the amount of annuity payments. Each Account has a separate annuity unit value.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day Any day of the year. Calendar days end at the same time as business days.

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your CREF retirement income.

Participant Any person who owns a CREF certificate. Sometimes an employer can be a participant.

Valuation Day Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of CREF are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

ABOUT EXPENSES

CREF deducts expenses from the net assets of each Account each valuation day for investment management, administration, and distribution. Subsidiaries of TIAA perform these services for CREF “at cost.” Investment management expenses cover portfolio advice and management, portfolio accounting, and custodial services. Administrative expenses include administration and operations. CREF has also adopted a plan authorizing payment of 12b-1, or distribution fees. These fees are for informing you about the certificates and how you can invest, and for helping employers implement and manage retirement plans. CREF also deducts a mortality and expense risk charge to guarantee that CREF participants transferring funds to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF certificate.

After the end of every quarter, CREF reconciles the expenses we deducted with the expenses each Account actually incurred. If there is a difference, we add it or deduct it from the Account in equal daily installments over the remaining days in the quarter. Since our at-cost deductions are based on projections of overall expenses and the assets of each CREF Account, the size of any adjusting payments will be directly affected by how different our projections are from an Account’s actual assets or expenses. While our projections of an Account’s asset size (and resulting expense fees) are based on our best estimates, the size of an Account’s assets can be affected by a number of factors, including premium growth, participant transfers into or out of an Account, and market performance affecting the value of an Account’s portfolio securities. Historically, the adjusting payments have generally been small and have resulted in both upward and downward adjustments to CREF’s expense deductions for the following quarter.

We revise our expense rates from time to time to keep deductions as close as possible to actual expenses. Expense rate changes are determined by the CREF Board of Trustees. The annual distribution expense charge will not be more than 0.25% of an Account’s average daily net assets.

CREF makes payments to TIAA-CREF Individual & Institutional Services, Inc. (“Services”), a TIAA subsidiary, for distribution services, pursuant to its 12b-1 plan. Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide CREF access to their distribution platforms, as well as transaction processing or administrative services.

Annual Expense Deductions

[TO BE UPDATED]

The following table shows the direct and indirect expense deductions for each of the CREF accounts, and is intended to assist you in understanding the costs you will bear directly or indirectly if you buy and hold interests in the accounts.

		Global		Equity	Bond	Inflation-	Social	Money
	Stock	Equities	Growth	Index	Market	Linked Bond	Choice	Market
Participant Transaction
Expenses
Deductions from Premiums (as
a percentage of premiums)	None	None	None	None	None	None	None	None

Charges for Transfers and
Cash Withdrawals (as a
percentage of transaction
amount)
Transfers Between CREF
Accounts	None	None	None	None	None	None	None	None
Transfers to TIAA	None	None	None	None	None	None	None	None
Transfers to Other Companies	None	None	None	None	None	None	None	None
Cash Withdrawals	None	None	None	None	None	None	None	None

Annual Expense Deductions
from Net Assets (as a
percentage of average net
assets)
Investment Advisory Expenses	_____%	_____%	_____%	_____%	_____%	_____%	_____%	_____%
Administrative Expenses	_____%	_____%	_____%	_____%	_____%	_____%	_____%	_____%
Distribution Expenses (12b-1)	_____%	_____%	_____%	_____%	_____%	_____%	_____%	_____%
Mortality and Expense Risk
Charges	_____%	_____%	_____%	_____%	_____%	_____%	_____%	_____%

Total Annual Expense Deductions	_____%	_____%	_____%	_____%	_____%	_____%	_____%	_____%

The following table shows you an example of the expenses you would incur on a hypothetical investment of $1,000 in each CREF Account over several periods. The table assumes a 5% annual return on assets. Remember that these figures do not represent actual expenses or investment performance, which may differ.

Inflation-
		Global		Equity	Bond	Linked	Social	Money
	Stock	Equities	Growth	Index	Market	Bond	Choice	Market

1 Year	$___	$___	$___	$___	$___	$___	$___	$___
3 Years	$___	$___	$___	$___	$___	$___	$___	$___
5 Years	$___	$___	$___	$___	$___	$___	$___	$___
10 Years	$___	$___	$___	$___	$___	$___	$___	$___

CONDENSED FINANCIAL INFORMATION [TO BE UPDATED]

Below you will find condensed, audited financial information for the CREF accounts for each of the periods indicated.

STOCK ACCOUNT
				For the Years Ended December 31,
	2004	2003	2002	2001		2000	1999	1998	1997	1996	1995

PER ACCUMULATION UNIT
DATA:

Investment income		$2.796	$2.476	$2.432		$2.472	$2.567	$2.381	$2.317	$2.114	$1.885

Expenses		.746	.638	.693		.626	.607	.521	.387	.304	. 271

Investment income-net		2.050	1.838	1.739	(a)	1.846	1.960	1.860	1.930	1.810	1.614

Net realized and unrealized
gain(loss) on total investments		39.127	(35.535)	(27.951	)(a)	(19.231)	34.478	29.795	26.864	15.953	19.984

Net increase(decrease) in
Accumulation Unit Value		41.177	(33.697)	(26.212)		(17.385)	36.438	31.655	28.794	17.763	21.598

Accumulation Unit Value:

Beginning of year		128.816	162.513	188.725		206.110	169.672	138.017	109.223	91.460	69.862

End of year		$169.993	$128.816	$162.513		$188.725	$206.110	$169.672	$138.017	$109.223	$91.460

Total Return		31.97%	(20.73)%	(13.89)%		(8.43)%	21.48%	22.94%	26.36%	19.42%	30.92%
Ratios to Average Net Assets:

Expenses		0.52%	0.44%	0.41%		0.31%	0.33%	0.34%	0.31%	0.31%	0.34%

Investment income-net		1.43%	1.28%	1.03	%(a)	0.91%	1.07%	1.23%	1.55%	1.82%	2.00%

Portfolio Turnover Rate		47.46%	31.19%	29.41%		32.65%	29.26%	34.63%	23.25%	19.57%	16.25%

Thousands of Accumulation Units
outstanding at end of year		499,306	493,295	508,889		525,111	543,589	565,999	597,531	620,498	632,803

(a) As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Stock Account, the effect of this change for the year ended December 31, 2001 was to increase investment income-net per Accumulation Unit by $.006 and increase net realized and unrealized loss per Accumulation Unit by $.006. For the ratio of investment income-net to average net assets, there was no effect for the Stock Account for the year ended December 31, 2001. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

7

GLOBAL EQUITIES ACCOUNT

					For the Years Ended December 31,

2004	2003	2002	2001		2000	1999	1998	1997	1996	1995

PER ACCUMULATION UNIT
DATA:

Investment income	$1.249	$.956	$ .985		$ .946	$ .959	$.902	$.848	$.751	$.727

Expenses	.325	.281	.320		.325	.300	.268	.205	.167	.157

Investment income-net	.924	.675	.665	(a)	.621	.659	.634	.643	.584	.570

Net realized and unrealized
gain(loss) on
total investments
	16.227	(14.853)	(16.493	)(a)	(16.281)	24.976	10.508	8.650	7.138	6.618

Net increase(decrease) in
Accumulation
Unit Value	17.151	(14.178)	(15.828)		(15.660)	25.635	11.142	9.293	7.722	7.188

Accumulation Unit Value:

Beginning of year	51.084	65.262	81.090		96.750	71.115	59.973	50.680	42.958	35.770

End of year	$68.235	$51.084	$65.262		$81.090	$96.750	$71.115	$59.973	$50.680	$42.958

Total Return	33.57%	(21.72)%	(19.52)%		(16.19)%	36.05%	18.58%	18.34%	17.98%	20.09%

Ratios to Average Net Assets:

Expenses	0.57%	0.49%	0.46%		0.35%	0.39%	0.41%	0.38%	0.37%	0.40%

Investment income-net	1.60%	1.18%	0.95	%(a)	0.68%	0.85%	0.97%	1.19%	1.28%	1.47%

Portfolio Turnover Rate	139.61%	95.70%	111.91%		98.06%	81.30%	103.31%	98.70%	88.84%	67.50%

Thousands of Accumulation Units
outstanding at end of year	117,021	104,438	99,558		99,622	89,492	81,825	84,645	80,016	70,163

(a) As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Global Equities Account, the effect of this change for the year ended December 31, 2001 was to increase investment income-net per Accumulation Unit by $.001 and increase net realized and unrealized loss per Accumulation Unit by $.001. For the ratio of investment income-net to average net assets, there was no effect for the Global Equities Account for the year ended December 31, 2001. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

8

GROWTH ACCOUNT

						For the Years Ended December 31,

	2004	2003	2002	2001		2000	1999	1998	1997	1996	1995

PER ACCUMULATION UNIT
DATA:

Investment income		$.606	$.488	$ .387		$ .509	$.592	$.482	$.527	$.484	$.417

Expenses		.265	.231	.278		.320	.278	.244	.155	.119	.114

Investment income-net		.341	.257	.109	(b)	.189	.314	.238	.372	.365	.303

Net realized and unrealized
gain(loss) on total
investments		11.572	(18.704)	(18.345	)(b)	(20.788)	24.276	18.475	12.219	8.638	8.891

Net increase(decrease) in
Accumulation Unit Value		11.913	(18.447)	(18.236)		(20.599)	24.590	18.713	12.591	9.003	9.194

Accumulation Unit Value:

Beginning of period		42.925	61.372	79.608		100.207	75.617	56.904	44.313	35.310	26.116

End of period		$54.838	$42.925	$61.372		$79.608	$100.207	$75.617	$56.904	$44.313	$35.310

Total Return		27.75%	(30.06)%	(22.91)%		(20.56)%	32.52%	32.89%	28.41%	25.50%	35.20%

Ratios to Average Net Assets:

Expenses		0.54%	0.46%	0.43%		0.31%	0.34%	0.38%	0.34%	0.35%	0.43%

Investment income-net		0.70%	0.51%	0.17	%(b)	0.18%	0.38%	0.37%	0.82%	1.07%	1.13%

Portfolio Turnover Rate		76.41%	53.99%	44.40%		37.18%	69.26%	97.57%	53.27%	38.51%	24.42%

Thousands of Accumulation Units
outstanding at end of period		197,453	176,249	171,149		166,751	131,646	98,862	80,370	53,201	32,375

(b) As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Growth Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income-net per Accumulation Unit by $.002, and decrease net realized and unrealized loss per Accumulation Unit by $.002. For the ratio of investment income-net to average net assets, there was no effect for the Growth Account for the year ended December 31, 2001. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation .

9

EQUITY INDEX ACCOUNT

						For the Years Ended December 31,

2004	2003	2002	2001		2000	1999	1998	1997	1996	1995

PER ACCUMULATION UNIT
DATA:

Investment income	$1.073	$1.003	$.973		$1.055	$1.012	$.953	$.826	$.773	$.755

Expenses	.278	.248	.258		.233	.225	.190	.141	.106	.100

Investment income-net	.795	.755	.715	(b)	.822	.787	.763	.685	.667	.655

Net realized and unrealized
gain(loss) on total investments	15.521	(15.713)	(9.849	)(b)	(7.216)	13.733	12.789	12.672	6.936	8.703

Net increase(decrease) in
Accumulation Unit Value	16.316	(14.958)	(9.134)		(6.394)	14.520	13.552	13.357	7.603	9.358

Accumulation Unit Value:

Beginning of period	53.777	68.735	77.869		84.263	_69.743	56.191	42.834	35.231	25.873

End of period	$70.093	$53.777	$68.735		$77.869	$84.263	$69.743	$56.191	$42.834	$35.231

Total Return	30.34%	(21.76)%	(11.73)%		(7.59)%	20.82%	24.12%	31.18%	21.58%	36.17%

Ratios to Average Net Assets:

Expenses	0.46%	0.41%	0.37%		0.28%	0.30%	0.31%	0.30%	0.30%	0.34%

Investment income-net	1.33%	1.26%	1.02	%(b)	0.98%	1.05%	1.24%	1.47%	1.87%	2.22%

Portfolio Turnover Rate	3.40%	7.02%	6.14%		9.42%	4.89%	3.98%	3.50%	7.85%	8.31%

Thousands of Accumulation Units
outstanding at end of period	103,603	86,020	75,254		62,018	57,249	47,997	35,368	20,725	10,911

(b) As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Equity Index Account the change had no effect on the condensed financial information. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

10

BOND MARKET ACCOUNT

						For the Years Ended December 31,

	2004	2003	2002	2001		2000		1999	1998	1997	1996	1995

PER ACCUMULATION UNIT
DATA:

Investment income		$2.946	$3.317	$3.258		$3.636		$3.289	$3.156	$3.081	$3.039	$2.863

Expenses		.347	.261	.242		.174		.166	.158	.134	.126	.123

Investment income-net		2.599	3.056	3.016	(a)	3.462		3.123	2.998	2.947	2.913	2.740

Net realized and unrealized
gain(loss) on total investments		.377	3.236	1.571	(a)	2.621		(3.711)	1.150	1.266	(1.600)	3.722

Net increase(decrease) in
Accumulation Unit Value		2.976	6.292	4.587		6.083		(.588)	4.148	4.213	1.313	6.462

Accumulation Unit Value:

Beginning of year		68.737	62.445	57.858		51.775		52.363	48.215	44.002	42.689	36.227

End of year		$71.713	$68.737	$62.445		$57.858		$51.775	$52.363	$48.215	$44.002	$42.689

Total Return		4.33%	10.08%	7.93%		11.75%		(1.12)%	8.60%	9.57%	3.08%	17.84%

Ratios to Average Net Assets:

Expenses		0.49%	0.41%	0.43%		0.33%		0.32%	0.32%	0.29%	0.30%	0.31%

Investment income-net		3.69%	4.75%	5.36	%(a)	6.50%		6.03%	5.98%	6.44%	6.86%	6.93%

Portfolio Turnover Rate		163.84%	249.41%	257.02%		377.44	%(b)	656.58%	525.32%	398.77%	145.27%	185.11%

Thousands of Accumulation Units
outstanding at end of year		73,111	81,952	71,368		54,745		54,918	57,481	31,654	22,611	19,522

(a) As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Bond Market Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income-net per Accumulation Unit by $.067, increase net realized and unrealized gain per Accumulation Unit by $.067 and decrease the ratio of investment income-net to average net assets by .12%. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) During 2000, the Bond Market Account began structuring dollar rolls as financing transactions. Dollar rolls occur when an Account sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. Had these transactions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rate for the year ended December 31, 2000 would have been 552.94%.

11

INFLATION-LINKED BOND ACCOUNT

	For the Years Ended December 31,

								January 13 (date
								established) to
								December 31,

2004	2003	2002	2001		2000	1999	1998	1997 (a)

PER ACCUMULATION UNIT
DATA:

Investment income	$1.764	$1.797	$1.816		$2.113	$1.730	$1.256	$1.031

Expenses	.193	.147	.122		.083	.099	.086	.067

Investment income-net	1.571	1.650	1.694	(b)	2.030	1.631	1.170	.964

Net realized and unrealized
gain(loss) on total
investments	1.395	3.817	.692	(b)	1.491	(1.062)	(.260)	.154

Net increase in Accumulation Unit
Value	2.966	5.467	2.386		3.521	.569	.910	1.118

Accumulation Unit Value:

Beginning of period	38.971	33.504	31.118		27.597	27.028	26.118	25.000

End of period	$41.937	$38.971	$33.504		$31.118	$27.597	$27.028	$26.118

Total Return	7.61%	16.32%	7.67%		12.76%	2.10%	3.48%	4.47%

Ratios to Average Net Assets:

Expenses	0.48%	0.41%	0.36%		0.29%	0.36%	0.33%	0.25%

Investment income-net	3.93%	4.56%	4.93	%(b)	6.97%	5.99%	4.50%	3.60%

Portfolio Turnover Rate	239.72%	31.33%	42.16%		17.17%	54.35%	40.98%	63.56%

Thousands of Accumulation Units
outstanding at end of period	57,499	63,825	35,274		15,188	4,757	5,112	3,626

(a) Percentages shown for this period are not annualized.

(b) As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Inflation-Linked Bond Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income-net per Accumulation Unit by $.031, increase net realized and unrealized gain per Accumulation Unit by $.031 and decrease the ratio of investment income-net to average net assets by .11%. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

SOCIAL CHOICE ACCOUNT

				For the Years Ended December 31,
	2004	2003	2002	2001		2000		1999	1998	1997	1996	1995

PER ACCUMULATION UNIT
DATA:

Investment income		$2.418	$2.687	$2.766		$3.188		$2.898	$2.679	$2.396	$2.068	$1.832

Expenses		.422	.337	.352		.282		.293	.249	.193	.158	.144

Investment income-net		1.996	2.350	2.414	(a)	2.906		2.605	2.430	2.203	1.910	1.688

Net realized and unrealized
gain(loss) on total investments		14.293	(10.756)	(7.003	)(a)	(2.582)		6.752	11.159	12.223	5.968	9.863

Net increase(decrease) in
Accumulation Unit Value		16.289	(8.406)	(4.589)		0.324		9.357	13.589	14.426	7.878	11.551

Accumulation Unit Value:

Beginning of year		83.291	91.697	96.286		95.962		86.605	73.016	58.590	50.712	39.161

End of year		$99.580	$83.291	$91.697		$96.286		$95.962	$86.605	$73.016	$58.590	$50.712

Total Return		19.56%	(9.17)%	(4.77)%		0.34%		10.80%	18.61%	24.62%	15.53%	29.49%

Ratios to Average Net Assets:

Expenses		0.47%	0.39%	0.40%		0.30%		0.32%	0.31%	0.30%	0.30%	0.32%

Investment income-net		2.22%	2.75%	2.77	%(a)	3.04%		2.88%	3.07%	3.37%	3.58%	3.75%

Portfolio Turnover Rate		40.91%	92.82%	68.64%		117.10	%(b)	206.44%	147.90%	91.87%	40.93%	52.65%

Thousands of Accumulation Units
outstanding at end of year		57,111	50,707	46,290		42,550		41,355	37,211	30,554	25,841	22,196

(a) As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Social Choice Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income-net per Accumulation Unit by $.019, decrease net realized and unrealized loss per Accumulation Unit by $.019 and decrease the ratio of investment income-net to average net assets by .02%. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) During 2000, the Social Choice Account began structuring dollar rolls as financing transactions. Dollar rolls occur when an Account sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. Had these transactions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rate for the year ended December 31, 2000 would have been 196.05% .

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MONEY MARKET ACCOUNT
			For the Years Ended December 31,
2004	2003	2002	2001		2000	1999	1998	1997	1996	1995

PER ACCUMULATION UNIT
DATA:

Investment income	$.264	$.407	$.888		$1.273	$.976	$.998	$.953	$.880	$.910

Expenses	.097	.082	.069		.055	.057	.054	.046	.049	.048

Investment income-net	.167	.325	.819		1.218	.919	.944	.907	.831	.862

Net realized and unrealized
gain(loss) on total investments	(.004)	(.005)	.009		.007	(.005)	.005	.001	(.003)	.009

Net increase in Accumulation Unit
Value	.163	.320	.828		1.225	.914	.949	.908	.828	.871

Accumulation Unit Value:

Beginning of year	21.638	21.318	20.490		19.265	18.351	17.402	16.494	15.666	14.795

End of year	$21.801	$21.638	$21.318		$20.490	$19.265	$18.351	$17.402	$16.494	$15.666

Total Return	0.75%	1.50%	4.04%		6.36%	4.98%	5.45%	5.51%	5.28%	5.88%

Ratios to Average Net Assets:

Expenses	0.45%	0.38%	0.33%		0.28%	0.30%	0.30%	0.27%	0.30%	0.32%

Investment income-net	0.77%	1.51%	3.88	%(a)	6.12%	4.90%	5.27%	5.35%	5.16%	5.64%

Thousands of Accumulation Units
outstanding at end of year	305,732	334,898	338,791		315,206	354,754	312,358	233,116	218,292	193,181

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YOUR INVESTMENT OPTIONS

CREF has eight investment portfolios, divided into several categories reflecting different investment management techniques. They are:

ACTIVE EQUITY ACCOUNTS USING ENHANCED INDEXING
     Stock Account

ACTIVE EQUITY ACCOUNTS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY®:
     Global Equities Account
     Growth Account

INDEX ACCOUNTS: Equity Index Fund FIXED-INCOME ACCOUNTS: Bond Fund Inflation-Linked Bond Fund SPECIALTY/BALANCED ACCOUNTS: Social Choice Account MONEY MARKET ACCOUNTS: Money Market Fund

CREF’s goal is to provide retirement benefits. We have a long-term investment perspective and the CREF accounts provide a wide range of investment alternatives. Each Account has its own investment objective, policies, and special risks. Investment objectives cannot be changed without the approval of a majority of Account participants. CREF can change investment policies without such approval. There is no guarantee that any CREF Account will meet its investment objective.

Each of the Stock, Global Equities, Equity Index, Bond Market, Inflation-Linked Bond and Money Market Accounts has a policy of investing, under normal circumstances, at least 80% of their respective assets in the particular type of securities implied by the Account’s name. Each of these accounts will provide its participants with at least 60 days’ prior notice before making changes to this policy.

General Investment Risks

You can lose money by investing in any of these accounts, or the accounts could underperform other investments. In particular, the accounts are subject to some or all of the following general risks:

  Market Risk-- The risk that the price of securities may decline in response to general
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  market and economic conditions or events.

  Company Risk (often called Financial Risk)-- The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

  Foreign Investment Risk--The risk of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be magnified when investing in emerging market securities.

  Growth Investing Risk -- Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

  Index Risk--This is the risk that a fund's performance will not match its index for any period of time.

For any fixed-income investments, the funds could be subject to the following risks:

  Interest Rate Risk – Bond or stock prices may decline or a fund's income may fall if interest rates change.

  Credit Risk (Company Risk) – A decline in a company's overall financial soundness may make it unable to pay principal and interest on bonds when due.

  Income Risk – The risk that falling interest rates will cause the fund's income to decline.

  Prepayment Risk – The risk of a decline in value for certain fixed-income securities that allow for the early prepayment of principal. Principal is repaid earlier than originally scheduled when the borrower can refinance the loan at a lower interest rate. Examples of fixed-income securities that are subject to prepayment risk include callable bonds and mortgage-backed bonds.

  Extension Risk – The risk of a decline in value for certain fixed-income securities because principal payments are not be made as early as expected. When interest rates rise, fewer homeowners have an incentive to refinance their mortgage.

Special risks associated with particular funds are discussed in the following summaries of each fund's objectives, strategies and policies.

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THE EQUITY ACCOUNTS

CREF uses several different types of investment techniques for its equity accounts, including enhanced indexing and the Dual Investment Management Strategy. The CREF Stock Account is an actively-managed Account that uses enhanced indexing. The CREF Growth and CREF Global Equities Accounts use CREF’s Dual Investment Management Strategy. The Equity Index Account uses standard indexing against its benchmark.

Enhanced Indexing

With enhanced indexing, an Account may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of the Account’s stated benchmark index, while also seeking to outperform that benchmark index. Among the investment techniques used are indexing, quantitative modeling, active management of sectors and regions and traditional active management. Relative to our other approaches for managing equity accounts, in general the enhanced indexing methodology is designed so that the Account diverges from and may outperform its benchmark more than an indexing approach, but remains closer to the benchmark than accounts using CREF’s Dual Investment Management Strategy (which is described below).

CREF’s Dual Investment Management Strategy

The Global Equities and Growth Accounts use CREF’s Dual Investment Management Strategy. The Dual Investment Management Strategy combines active management and quantitative methods in seeking to achieve higher returns over each Account’s benchmark index, while attempting to maintain a risk profile for each Account similar to its benchmark index.

The Dual Investment Management Strategy uses a portfolio investment management team approach combining active management and quantitative methods to select securities.

  Certain team members use fundamental analysis and focus on active stock selection. They select stocks that they believe offer the potential for superior returns. They also identify less attractive stocks to avoid or underweight.

  Other team members use quantitative analysis to build an overall portfolio similar to the Account’s benchmark index. This quantitative analysis involves the use of mathematical models and computer programs designed to incorporate the recommendations of active managers while keeping the Account’s overall financial and risk characteristics similar to those of its benchmark index by selecting from a wider range of securities than those focused on by the managers engaged in active stock selection. The quantitative team managers may also attempt to outperform the benchmark index by over-or underweighting certain stocks relative to the respective benchmark index by small amounts, based on proprietary scoring and optimization models. Finally, quantitative team members may employ indexing techniques on portions of the accounts.

  The Dual Investment Management Strategy results in portfolios made up of stocks from two   sources: fundamental stock analysis and quantitative analysis. Overall, team members seek to create value while limiting volatility versus the benchmark. Overall, the approach enables
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  the accounts to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.
  The Dual Investment Management Strategy is based upon our understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s stock selection and quantitative analysis.

The benchmarks for each of the following accounts are currently as follows:

Stock	Russell 3000® Index, Morgan Stanley Capital International
(MSCI) EAFE + Canada Index

Global Equities	MSCI World Index

Growth	Russell 1000® Growth Index

Using these indices is not a fundamental policy of the accounts, so we can substitute other indices without participant approval. We’ll notify you when we make such a change. For more information about these benchmarks, see “More About Benchmarks and Other Indices” below.

Stock Account

Investment Objective: A favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

Investment Strategy: Under normal circumstances, the Stock Account invests at least 80% of its assets in a broadly diversified portfolio of common stocks. The Account uses an enhanced indexing strategy. The active managers concentrate on individual companies rather than sectors or industries. They look for stocks that they believe are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. They also look for companies whose assets appear undervalued in the market. In general, they focus on companies with shareholder-oriented managements dedicated to creating shareholder value. The Account may invest in companies of any size.

The Account invests in foreign stocks and other equity securities. The Account also may invest in fixed-income securities and money market instruments traded on foreign exchanges, in other foreign securities markets, or privately placed. As of December 31, 2004, foreign securities were _____% of the Account. Foreign securities have different types and levels of risk than a strictly domestic portfolio. Please see below for additional risks related to foreign investing.

Special Investment Risks: The Account is subject to the general investment risks described above. In addition, the enhanced indexing techniques used involve special risks associated with tracking the Account’s composite benchmark index which is comprised of the Russell 3000® and the Morgan Stanley Capital International (MSCI) EAFE® + Canada Index. We cannot guarantee that the performance of the Account will match that of the composite benchmark.

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The Account invests in smaller, lesser-known companies. The stock prices of such companies may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly traded securities.

In addition, the Account is the world’s largest singly managed equity fund based on assets under management. Because of its size, it may be buying or selling blocks of stock that are large compared to the stock’s trading volume, making it difficult to reach the positions called for by our investment decisions, and/or affecting the stock’s price. As a result, we may not be able to adjust the portfolio as quickly as we would like.

Who May Want to Invest: The Stock Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to invest in a broadly diversified stock portfolio. The potential risk of investing in the Account is moderate. You can lose money by investing in the Account.

Global Equities Account

Investment Objective: A favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

Investment Strategy: Under normal circumstances, the Global Equities Account invests at least 80% of its assets in equity securities of foreign and domestic companies. Typically, at least 40% of the Account is invested in foreign securities and at least 25% in domestic securities, as we deem appropriate. The remaining 35% is distributed between foreign and domestic securities. These percentages may vary according to market conditions.

The Account uses the Dual Investment Management Strategy. The active managers concentrate on selecting individual stocks, while quantitative team managers regularly monitor the Account’s sector and country exposure in order to control risk. Normally, the Account will be invested in at least three different countries, one of which will be the U.S., although the Account will usually be more diversified.

The Account can invest in companies of any size, including small companies. Investing in smaller companies entails more risk. See “Special Investment Risks” for the Growth Account below.

Special Investment Risks: The Account is subject to the general investment risks previously described. The quantitative techniques used in conjunction with the Dual Investment Management Strategy involve special risks related to tracking the MSCI World Index. We cannot guarantee that the performance of the Account will match that of the index. In addition, investing in securities traded in foreign exchanges or foreign markets involves risks beyond those of domestic investing. These include political or social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. See below

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for more information on risks of foreign investing.

Who May Want to Invest: The Global Equities Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to take advantage of the potential of foreign markets. The potential risk of investing in the Account is moderate. You can lose money by investing in the Account.

Growth Account

Investment Objective: A favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

Investment Strategy: Under normal circumstances, the Growth Account will invest at least 80% of its assets in common stocks and other equity securities. The Account uses the Dual

Investment Management Strategy. The active managers choose individual investments based on a company’s prospects under current or forecasted economic, financial and market conditions, looking for companies they believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.

The Account invests primarily in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. To a lesser extent, it may also invest in smaller, less seasoned companies with growth potential as well as companies in new and emerging areas of the economy. The Account can also invest in companies in order to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

The Account can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the Account may invest up to 60% of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of Account.

Special Investment Risks: The Account is subject to the general investment risks previously described and foreign risks described below. The quantitative techniques used in conjunction with the Dual Investment Management Strategy involve special risks related to tracking the Russell 1000® Growth Index. We cannot guarantee that the performance of the Account will match that of the index. In addition, there are special risks to investing in growth stocks. The Account may hold stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. The Account will probably be more volatile than the overall stock market due to its focus on more growth-oriented sectors of the market.

Who May Want to Invest: The Growth Account may be best for individuals who are looking

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for long-term capital appreciation and a favorable long-term return but are willing to tolerate fluctuations in value. It may also be well-suited to investors seeking exposure to growth-oriented companies who also have exposure to other segments of the stock market, including exposure to value-oriented companies. The potential risk of investing in the Account is moderate to high. You can lose money by investing in the Account.

Equity Index Account

Investment Objective: A favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

Investment Strategy: The Equity Index Account is designed to track the U.S. stock market as a whole and invests in stocks in the Russell 3000® Index. Although the Account invests in stocks in the Russell 3000® Index, it may not invest in all 3,000 stocks in the index. If so, we may use a sampling approach to create a portfolio that closely matches the overall investment characteristics of the index. This means that a company can remain in the Account even if it performs poorly, unless the company is removed from the Russell 3000. Using the Russell 3000® Index is not fundamental to the Account’s investment objective and policies. We can change the index used in this Account at any time and will notify you if we do so. The Account does not use the Dual Investment Management Strategy.

The Account can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000 but may not always do so.

Special Investment Risks: The Account is subject to the general investment risks previously described. In addition, there are special risks associated with indexed investing. The Account attempts to closely track the Russell 3000® Index and changes are made to its holdings to reflect changes in the index. However, the Account does not invest in all 3,000 stocks in the index, so we cannot guarantee that the performance of the Account will match that of the index. Also, the Account’s returns, unlike those of the index, are reduced by investment and other operating expenses.

Who May Want to Invest: The Equity Index Account may be best for individuals who have a longer time horizon, think U.S. stocks will perform well over time and want to invest in the aggregate U.S. market. The potential risk of investing in the Account is moderate. You can lose money by investing in the Account.

Other Investments In Equity Accounts

In addition to stocks, the CREF equity accounts can hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants, and depository receipts. Pending more permanent investments or to use cash balances effectively, the accounts can also hold the same types of money market instruments in which the Money Market Account invests, as well as other short-term instruments.

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The equity accounts can also hold fixed-income securities that they acquire through mergers, recapitalizations or other situations. When market conditions are favorable, the accounts can also invest in bonds or other debt instruments similar to those investments made by the Bond Market Account. The equity accounts can also invest in debt securities whose prices or interest rates are linked to the return of a stock market index.

The equity accounts may buy and sell options, futures contracts and options on futures. They can also buy and sell stock index futures contracts. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special consideration and risks nonetheless.

To help manage currency risk, the equity accounts can enter into forward currency contracts, buy or sell options and futures on foreign currencies, and buy securities indexed to foreign currencies.

Although the equity accounts may use options, futures or currency contracts at times to hedge certain risks, it is not the intent of the accounts to hedge all equity or currency risks at any particular time.

The equity accounts can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities. These securities and instruments pose special risks, such as lack of liquidity or credit risks of the issuer or counterparty.

BOND MARKET AND INFLATION-LINKED BOND ACCOUNTS

Bond Market Account

Investment Objective: A favorable long-term rate of return, primarily through high current income consistent with preserving capital.

Investment Strategy: Under normal circumstances, the Bond Market Account invests at least 80% of its assets in a broad range of debt securities. The majority of the Account’s assets is invested in U.S. Treasury and Agency securities, corporate bonds and mortgage-backed or other asset-backed securities. The Account’s holdings are mainly investment-grade securities rated in the top four credit categories by Moody’s Investors Service or Standard & Poor’s, or that we determine are of comparable quality. The Account will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Brothers U.S. Aggregate Index depending on where we find undervalued, overlooked or misunderstood issues that we believe offer the potential for superior returns compared to the Lehman Index. The Account can also invest in non-investment grade securities rated Ba1 or lower by Moody’s or BB+ and lower by Standard & Poor’s as well as unrated securities of a similar quality or junk bonds. However, we do not intend to invest more than 20% of the Account’s assets in such securities. The Account can also make foreign investments, but we do not expect them to exceed 15% of the Account’s assets.

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The Account is managed to track the duration of the Lehman Brothers U.S. Aggregate Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 2004, the duration of the Lehman Index was 4.34 years. By keeping the Account’s duration close to the Lehman Index’s duration, the Account’s returns due to changes in interest rates should be similar to the Index’s returns due to changes in interest rates.

The Account can also invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest.

The Account may make certain other investments, but not as principal strategies. For example, the Account may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities.

The Account may also use a trading technique called “mortgage rolls,” in which we “roll over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The Account may also engage in duration-neutral relative value trading, a technique in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. While these techniques are both designed to enhance the Account’s returns, we do not expect these techniques to significantly raise the Account’s capital gains or losses. There are no commissions on purchases and sales of fixed income securities, so increased trading will not raise the Account’s expenses.

Special Investment Risks: The Account is subject to interest rate risk — that is, prices of portfolio securities held by the Account may decline if interest rates rise. For example, if interest rates rise by 1%, the market value of a portfolio with a duration of 5 years will decline by approximately 5%.

Non-investment-grade securities are usually called “high-yield” or “junk” bonds. Lower-rated bonds offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

Bear in mind that all these risks can also apply to the lower levels of “investment-grade” securities, for example, Moody’s Baa and S&P’s BBB. Also, securities originally rated “investment-grade” are sometimes downgraded later, should a ratings service believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the

Account, it may or may not be sold, depending on our analysis of the issuer’s prospects. However, the Account will not purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We do not rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

The Account can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

The Account’s investments in mortgage-backed securities are subject to prepayment or extension risk. This is the possibility that a change in interest rates would cause the underlying mortgages to pay off their mortgage loans sooner or later than expected. If that happened, the Account would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. If unanticipated extensions occur as a result of a rising interest rate environment, the Account may not receive cash flows from its investments as early as expected.

See the SAI for an explanation of bond ratings.

Who May Want to Invest: The Bond Market Account may be best for individuals who have a longer time horizon, think bonds will do well over time and want to balance other holdings invested in stocks. The potential risk of investing in the Account is low to moderate. You can lose money by investing in the Account.

Inflation-Linked Bond Account

Investment Objective: A long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds — fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

Investment Strategy: Under normal circumstances, the Inflation-Linked Bond Account invests at least 80% of its assets in U.S. Treasury Inflation-Indexed Securities (TIIS). It can also invest in other inflation-indexed bonds issued or guaranteed by the U.S. government or its agencies, by corporations and other U.S. domiciled issuers as well as foreign governments. It can also invest in money market instruments or other short-term securities.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they are expected to retain their value against inflation over time.

The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (CPI-U). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation.

The principal amount of a TIIS investment can go down in times of negative inflation. However, the U.S. Treasury guarantees that the final principal payment at maturity will not be less than the original principal amount of the bond.

The interest and principal components of the bonds may be “stripped” or sold separately. The Account can buy or sell either component.

The Account may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. We do not expect the Account’s investments in foreign inflation-indexed bonds to be more than 25% of assets, although this level may change.

The Account can also hold the same kind of fixed-income securities as the Bond Market Account. These securities will usually be investment-grade. However, the Account can invest up to 5% of its assets in fixed-income instruments that are rated below investment-grade, or in unrated securities of similar quality.

Special Investment Risks: Because the investments in the Account are “marked-to-market” daily and because market values will fluctuate, the Account could lose money on its investments. As a result, its total return may not actually track the selected inflation index every year.

Market values of inflation-indexed bonds can be affected by changes in the market’s inflation expectations or changes in real rates of interest.

Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, participants who choose to receive annuity income through this Account should be aware that their income might not keep pace with inflation precisely, if the average stated interest rate on the Account’s inflation-indexed bonds is below about 4%.

Who May Want to Invest: The Inflation-Linked Bond Account may be best for individuals who are especially concerned about high inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and want to balance holdings in stocks, conventional bonds, and other investments. The potential risk of investing in the Account is low to moderate. You can lose money by investing in the Account.

Other Investments In Bond Market And Inflation-Linked Bond Accounts

The Bond Market and Inflation-Linked Bond Accounts can hold the same kind of money market and other short-term instruments and debt securities as the Money Market Account, as well as other kinds of short-term instruments. The Bond Market Account can also hold preferred stock and common stock through conversion of bonds or exercise of warrants.

To help manage currency risk, the accounts can also buy and sell options, futures contracts and options on futures (including options and futures on foreign currencies). They can also enter into forward currency contracts and buy and sell securities indexed to foreign securities.

The Bond Market and Inflation-Linked Bond Accounts can also buy and sell swaps and options on swaps. The accounts will use these instruments as hedging techniques or for cash management and not for speculation. These instruments do, however, involve special risks. The accounts are not required to hedge investments.

SPECIALTY/BALANCED ACCOUNTS Social Choice Account

Investment Objective: A favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

Investment Strategy: The Social Choice Account invests in a diversified set of stocks and other equity securities, bonds and other fixed-income securities, as well as money-market instruments and other short-term debt instruments. The Account invests only in companies that are suitable from a financial perspective and whose activities are consistent with the Account’s social criteria.

The Account is balanced, with assets divided between stocks and other equity securities (about 60%) and bonds and other fixed-income securities, including money-market instruments (about 40%). When market conditions or transaction needs require, the equity portion can go as high as 70% or as low as 50%, with corresponding changes in the fixed-income portion. We can change the percentages even further if we think it is appropriate.

Current Social Criteria: The social criteria the Account takes into consideration and any universe of investments that the Account utilizes are non-fundamental investment policies. They can be changed without the approval of the Account’s participants.

The equity portion of the Account attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index. It does this by primarily investing in companies included in the KLD Broad Market Social Index (“KLD BMS Index”),1 which is a subset of

1      The Social Choice Account is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the Account, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD’s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the KLD Indexes or any data or any security (or combination thereof) included therein.

The KLD BMS Index is derived from the constituents of the Russell 3000® Index. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company (“FRC”). The use of the Russell 3000® Index as the universe for the KLD BMS Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD BMS Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

companies in the Russell 3000® Index screened to eliminate companies that do not meet certain “social” criteria (as described below). The fixed income portion of the Account seeks to track the returns and duration of the Lehman Brothers U.S. Aggregate Index.

Companies that are currently automatically excluded from the KLD BMS Index include:

  Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;

  Companies that derive any revenues from gambling;

  Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;

  Companies that derive significant revenues from the production of military weapons; and

  Electric utilities that own interests in nuclear power plants.

The remaining companies are then evaluated for their records in certain qualitative areas set forth below. Concerns in one quantitative area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company’s social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

  Safe and useful products, including a company’s record with respect to product safety, marketing practices, commitment to quality and research and development;

  Employee relations, including a company’s record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;

  Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;

  Corporate citizenship, including a company’s record with respect to philanthropic activities, community relations, and impact of operations on communities;

  Corporate Governance, including executive compensation, tax disputes, and accounting practices;

  Environmental performance, including a company’s record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

  Diversity, including a company’s record with respect to promotion of women and minorities, equal employment opportunities, family friendly employee benefits, and contracts with women and minority suppliers.

The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000® Index. As of December 31, 2004, the KLD BMS Index comprised approximately 2,273 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. We’ll do our best to make sure the Account’s investments meet the social criteria, but we cannot guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

The Account is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Account can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The Account may also buy futures contracts and other derivative instruments for hedging and for cash management purposes. The Account can also invest up to 15% of its assets in foreign securities.

The fixed-income portion of the Account will invest in the same kinds of securities as the Bond Market Account. This portion may also use a trading technique called “mortgage rolls” which is outlined under the Bond Market Account description. Use of this technique by the Account will have the same benefits and risks as described for the Bond Market Account.

Money-market instruments and short-term debt securities will be of the same type as those held by the Money Market Account. The Account can also hold other kinds of short-term instruments. These help us maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities.

The Account may also buy and sell options, swaps, options on swaps, futures contracts and options on futures. The Account will use these instruments as hedging techniques or for cash management and not for speculation. These instruments do, however, involve special risks. The Account is not required to hedge its investments.

Special Investment Risks: Because its social criteria exclude some investments, the Account may not be able to take advantage of opportunities or market trends as do the accounts that do not use such criteria. Because only part of the Account’s assets is in stocks and other equity securities, overall returns may not parallel the U.S. stock market as a whole. However, we expect that the Account will have less risk than a portfolio made up exclusively of common stocks. The Account is exposed to the risks of investing in equity securities of small companies. These securities may experience steeper price fluctuations than the securities of larger companies.

Who May Want to Invest: The Social Choice Account may be best for individuals who want to avoid investing in companies that do not meet certain social criteria screens, want an Account balanced among stocks, bonds and the money market and want an Account that may be less volatile than a stock Account. The potential risk of investing in the Account is low to moderate. You can lose money by investing in the Account.

MONEY MARKET ACCOUNTS Money Market Account

Investment Objective: High current income consistent with maintaining liquidity and preserving capital.

Investment Strategy: Substantially all the Money Market Account’s assets will be invested in securities or other instruments maturing in 397 days or less, though some U.S. government securities may have maturities of up to 762 days. However, the dollar-weighted average maturity of the Account will not be more than 90 days.

The Account will invest primarily in:
(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or dollar-denominated foreign companies;

(2)	Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, banker’s acceptances, and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)	Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9)	Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Account will invest at least 95% of its assets in money market instruments that at the time of purchase are “first tier” securities — that is, rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. Up to 5% of the Account’s assets may be invested in “second tier” securities — securities rated within the two highest categories by at least two NRSROs or in unrated securities of comparable quality. The Account can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the Account may make other investments consistent with its investment objective and policies.

Special Investment Risks: The Account is subject to the risk of current income volatility — that is, the income the Account receives may fall as a result of a decline in interest rates. Market levels of interest rates may make it difficult or impossible for the Account to meet its investment objective of high current income. To a lesser extent, the Account is also subject to the general investment risks previously described.

Who May Want to Invest: The Money Market Account may be best for individuals who have a shorter time horizon, want to keep up with inflation but are not looking for high “real” returns over inflation and are risk averse. The potential risk of investing in the Account is very low. You may, however, lose money by investing in this Account. An investment in the Money Market Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ADDITIONAL INVESTMENT TOOLS AND RISKS

At times, the CREF accounts may use certain investment tools to enhance returns or hedge risk. This section summarizes these tools and their risks. For more information on the tools described and their risks, please see the SAI.

Foreign Investments

CREF has extensive experience managing foreign investments, including those not registered or traded in the United States. An Account’s foreign portfolio may be divided into segments — some designed to track foreign markets as a whole, and others with stocks selected individually for their investment potential. We invest in a wide range of foreign securities in an effort to reduce the risks and increase the opportunity for returns. The percentages of foreign assets in each Account change daily as a result of new transactions, market value fluctuations and changes in foreign currency exchange rates.

Investing in foreign securities, especially those not issued by foreign governments, involves special risks. These include:

  Changes in currency exchange rates;

  Possible market controls or currency exchange controls;

  Possible withholding of taxes on dividends and interest;

  Possible seizure, expropriation, or nationalization of assets;

  More limited foreign financial information or difficulty in interpretation due to foreign regulations and accounting standards;

  Lower liquidity and higher volatility in some foreign markets;

  The impact of political, social, or diplomatic events;

  The difficulty of evaluating some foreign economic trends;

  The possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country; and

  Difficulty in using foreign legal systems to enforce financial or legal obligations.

Also, brokerage commissions and transaction costs are often higher for foreign investments.

The accounts can also invest in countries with emerging markets. The risks just listed often increase in emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries.

The accounts may use currency transactions to help protect against future exchange rate uncertainties and to take advantage of differences in exchange rates. Changes in exchange rates and exchange control regulations may increase or reduce the value of a security. Currency transactions involve special risks and may limit potential gains due to increases in a currency’s value. We do not intend to speculate in foreign currency exchange transactions or forward currency contracts.

Even considering the risks, foreign investing offers the chance to improve an Account’s diversification and long-term performance. Foreign investments let CREF take part in the growth of other countries’ economies and financial markets, which sometimes offer better prospects than in the U.S. Moreover, periods of rising or falling values often come at different times in foreign markets than in U.S. markets, and price trends can move in different directions. When this happens, foreign investments can reduce an Account’s volatility, compared with that of the U.S. market as a whole, and may enhance long-term returns.

The establishment of the twelve country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; its own currency, the euro; and a single interest rate structure represents a new economic entity; the euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

Options, Futures And Other Derivatives

The CREF accounts can buy and sell options, futures, and other derivatives. We intend to use these securities for cash management purposes or as hedging techniques, although we are not obligated to hedge any investments. Generally, investing in these instruments draws upon special skills and experience that may be different from skills needed to choose other types of securities for the accounts. Special risks of these instruments include the possibility that the prices of certain derivatives may not correlate perfectly with the prices of the securities, currencies, or interest rates being hedged. In addition, a liquid secondary market for over-the-counter options may not be available at a particular time.

Illiquid Securities

Each Account can invest up to 10% of its assets in investments that may not be readily marketable, making it difficult to sell the securities quickly at fair market value.

Firm Commitment Agreements And “When Issued” Securities

The CREF accounts can enter “firm commitment” agreements to buy securities at a fixed price or yield on a specified date. We would do this if we expect a decline in interest rates, believing it may be better to commit now with a later issue or delivery date. We may also purchase securities on a “when issued” basis, with the exact terms set at the time of the transaction.

Securities Lending

The CREF accounts can seek extra income by lending securities to brokers, dealers, and other financial institutions, subject to certain restrictions. If we lend a security, we can call in the loan at any time. Although all loans are fully collateralized, if a borrower defaults, an Account could lose money.

Borrowing

As a temporary measure for extraordinary or emergency purposes, the Stock, Global Equities, Bond Market, Social Choice, and Money Market Accounts can borrow money from banks, not exceeding 10% of any of the accounts’ market value at the time of borrowing. These accounts can also borrow up to 5% of their assets’ value to buy securities. Each Account can pledge or otherwise encumber up to 10% of its assets at the time of borrowing as collateral.

The Growth, Equity Index, and Inflation-Linked Bond Accounts can also borrow money from banks, not exceeding 33 1/3% of each of the accounts’ market value at the time of borrowing. These accounts can borrow from other sources temporarily, but no more than 5% of their assets’ value.

If an Account borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that an Account’s net asset value may change during market fluctuations.

Investment Companies

Each Account can invest up to 10% of its assets in other investment companies, including mutual funds. When an Account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

Repurchase Agreements

The CREF accounts can use repurchase agreements to help manage cash balances.

Portfolio Holdings

A description of the Accounts’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Accounts’ SAI.

Portfolio Turnover

An Account that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses borne by an Account and, ultimately, by shareholders. None of the accounts are subject to a specific limitation on portfolio turnover, and securities of each fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed accounts will have higher portfolio turnover rates than the index funds. Also, certain trading strategies utilized by the Fixed-Income Accounts may increase portfolio turnover. The portfolio turnover rates of the accounts during recent fiscal periods are included under “Condensed Financial Information.”

MORE ABOUT BENCHMARK AND OTHER INDICES

The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

Russell 3000® Index

This is the benchmark for the Equity Index Account and a component of the benchmark for the Stock Account and the Social Choice Account. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2004, the market capitalization of companies in the Russell 3000® Index ranged from $59.2 million to $385.2 billion, with a mean market capitalization of $4.8 billion and a median market capitalization of $954.1 million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

MSCI EAFE® Index

This is a component of the benchmark index for the Stock Account. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North

     * The Russell 3000 Index and Russell 1000 Growth Index are trademarks/service marks of the Frank Russell Company (FRC). The use of the Russell Indices is in no way suggesting or implying an opinion by FRC as to the attractiveness of the investment in any or all of the securities upon which the indices are based.

America – in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most “investable” stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market capitalization of each industry is reached. MSCI country indices capture 85 percent of each country’s free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE® Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.

The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

MSCI World Index

This is the benchmark index for the Global Equities Account. The Morgan Stanley Capital International (MSCI) World Index is designed to measure global developed market equity performance. As of December 31, 2004 the MSCI World Index consisted of the following [23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.]

Russell 1000® Growth Index

This is the benchmark index for the Growth Account. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2004, the market capitalization of companies in the Russell 1000® Growth Index ranged from $495.2 million to $385.2 billion, with a mean market capitalization of $13.8 billion and a median market capitalization of $4.4 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

      * The Russell 3000 Index and Russell 1000 Growth Index are trademarks/service marks of the Frank Russell Company (FRC). The use of the Russell Indices is in no way suggesting or implying an opinion by FRC as to the attractiveness of the investment in any or all of the securities upon which the indices are based.

Lehman Brothers U.S. Aggregate Index

This is the benchmark for the Bond Account. This index contains approximately 5,836 issues. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. To be selected for inclusion in the Lehman Brothers U.S. Aggregate Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

Lehman Brothers US TIPS (Treasury Inflation-Protected Securities) Index

This is the benchmark for the Inflation-Linked Bond Account. The Lehman Brothers US TIPS (Treasury Inflation-Protected Securities) Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (“CPI”). To be selected for inclusion in the Lehman Brothers US TIPS (Treasury Inflation-Protected Securities) Index, the securities must have a minimum maturity of one year and a minimum amount outstanding of $1 billion.

INVESTMENT MANAGEMENT

A Board of Trustees governs CREF. The Board oversees CREF’s administration and investments, reviews service contracts, and evaluates each Account’s performance. TIAA-CREF Investment Management, LLC (Investment Management), a nonprofit subsidiary of TIAA, manages the assets in each CREF Account and is registered under the Investment Advisers Act of 1940. Investment Management also conducts research, recommends investments, and places buy and sell orders for the CREF accounts. It also performs portfolio accounting and related services for each Account. All services are provided by Investment Management at cost.

Portfolio Management Teams

Each Account is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Account, with expertise in the area(s) applicable to the Account's investments. The following is a list of members of the management teams primarily responsible for overseeing each Account’s investments, along with their relevant experience. The members of each team may change from time to time.

[TO BE UPDATED]
Stock Account
		Portfolio Role/	Experience Over	Total Years’ Experience
Name	Title	Coverage/Expertise	Past Five Years
		/Specialty		At		On
				TIAA	Total	Team

Global Equities Account

		Portfolio Role/	Experience Over	Total Years’ Experience
Name	Title	Coverage/Expertise	Past Five Years
		/Specialty		At		On
				TIAA	Total	Team

Growth Account

		Portfolio Role/	Experience Over	Total Years’ Experience
Name	Title	Coverage/Expertise	Past Five Years
		/Specialty		At		On
				TIAA	Total	Team

Equity Index Account

		Portfolio Role/	Experience Over	Total Years’ Experience
Name	Title	Coverage/Expertise	Past Five Years
		/Specialty		At		On
				TIAA	Total	Team

Bond Market Account

		Portfolio Role/	Experience Over	Total Years’ Experience
Name	Title	Coverage/Expertise	Past Five Years
		/Specialty		At		On
				TIAA	Total	Team

Inflation-Linked Bond Account

		Portfolio Role/	Experience Over	Total Years’ Experience
Name	Title	Coverage/Expertise	Past Five Years
		/Specialty		At		On
				TIAA	Total	Team

Social Choice Account

		Portfolio Role/	Experience Over	Total Years’ Experience
Name	Title	Coverage/Expertise	Past Five Years
		/Specialty		At		On
				TIAA	Total	Team

Money Market Account

		Portfolio Role/	Experience Over	Total Years’ Experience
Name	Title	Coverage/Expertise	Past Five Years
		/Specialty		At		On
				TIAA	Total	Team

The accounts’ SAI provides additional disclosure about the compensation structure of each of the Account’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the accounts they manage.

Adding, Closing, or Substituting Accounts

CREF can add or close accounts, substitute one Account for another, combine accounts, discontinue accounts, and suspend the acceptance of premiums and/or transfers into an Account. Depending on the terms of an employer’s retirement plan or your certificate, CREF can also restrict whether and how we offer an Account. If an Account is closed or we stop accepting premiums into that Account, we’ll notify participants and request that they allocate premiums and/or transfer accumulations to another Account. If you’re notified of such a change and do not respond, we’ll place any premiums, accumulations, or annuity income affected by the change in the Money Market Account. Unless required by law, CREF will not close, substitute for, or stop accepting premiums and transfers to the Stock and Money Market Accounts. (Please see, however, the terms of your employer’s plan for availability of these and other Accounts.)

The Annuity Certificates

CREF offers certificates for the following types of variable annuities:

RA (Retirement Annuity), GRA (Group Retirement Annuity), and Retirement Select: RA, GRA, and Retirement Select certificates are used mainly for employee retirement plans.

Depending on the terms of your employer’s plan, RA, GRA and Retirement Select premiums can be paid by your employer, you, or both. If you’re paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA certificate.

GRA premiums can come from your employer only or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to CREF; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA certificate.

SRA (Supplemental Retirement Annuity), GSRA (Group Supplemental Retirement Annuity), and Retirement Select Plus: These are for voluntary tax-deferred annuity (TDA) plans. SRA certificates are issued directly to you; GSRA and Retirement Select Plus certificates are issued through an agreement between your employer and CREF. Your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

Retirement Choice and Retirement Choice Plus: These are very similar in operation to the GRAs and GSRAs, respectively, except that the employer retains the right to transfer accumulations under these certificates to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee. Your employer pays premiums directly to CREF. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these certificates. If a GA or GSRA certificate is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

Classic and Roth IRAs: You and your spouse can each open a Classic IRA with an annual contribution of up to $4,000 each or by rolling over funds from another IRA or an eligible retirement plan, if you meet our eligibility requirements. If you are age 50 or older, you may contribute up to $4,500. The combined limit for your contribution to a Classic IRA and a Roth IRA for a single year is $4,000, or $4,500 if you are age 50 or older, excluding rollovers. (The dollar limits listed are for 2004; different dollar limits may apply in future years.)

You or your spouse can each open a Roth IRA with an annual contribution of up to $4,000 or with a rollover from another IRA or a Classic IRA issued by CREF, if you meet our eligibility requirements. If you are age 50 or older, you may contribute up to $4,500. The combined limit for your contributions to a Classic IRA and a Roth IRA for a single year is $4,000, or $4,500 if you are age 50 or older, excluding rollovers. (The dollar limits listed are for 2005; different dollar limits may apply in future years.)

Both Classic and Roth IRAs are issued directly to you. Joint accounts are not permissible. Classic and Roth IRAs may together be referred to as “IRAs” in this prospectus.

Your employer may offer SEP IRAs (Simplified Employee Pension Plans), which are subject to different rules.

Keogh Certificates: CREF also offers certificates under Keogh plans. A self-employed individual who owns an unincorporated business can use our Keogh certificates for a Keogh plan, and cover common law employees, subject to our eligibility requirements.

ATRA (After-Tax Retirement Annuity): The after-tax retirement annuities (ATRA) are individual non-qualified deferred annuity certificates, issued to participants who are eligible and would like to remit personal premiums under the contractual provisions of their RA certificate. To be eligible, you must have an active and premium-paying or paid up RA certificate. Note that the tax rules governing these non-qualified certificates differ significantly from the treatment of qualified certificates. See “Taxes,” below for more information.

Eligibility for IRAs and Keogh Certificates: You and your spouse can open a Classic or Roth IRA or use our Keogh certificates if you are a current or retired employee or a trustee of an eligible institution, or if you own a TIAA or CREF annuity contract or a TIAA individual insurance contract. To be considered a retired employee for this purpose, an individual must be at least 55 years old and have completed at least 3 years of service at an eligible institution. In the case of partnerships, at least half the partners must be eligible individuals and the partnership itself must be primarily engaged in education or research.

State Regulatory Approval: State regulatory approval may be pending for certain of these certificates and they may not currently be available in your state.

STARTING OUT

Generally, we’ll issue you a CREF certificate when we receive your completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we’ll generally invest the money in the Money Market Account until we receive your form (some employer plans may have a different default). When the completed form arrives, we’ll transfer the appropriate amounts to the accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

If your application or enrollment form is incomplete, allocations violate employer plan restrictions, or total more than 100%, we’ll invest premiums remitted by your employer in the Money Market Account. If your allocation instructions total less than 100%, we’ll credit the percentage that is not allocated to a specific Account to the Money Market Account. The balance will be invested as you instructed. After we receive a complete and correct application, we’ll follow your allocation instructions for future premiums. However, in this situation, you must request that we transfer any premiums invested in the Money Market Account to your Account choices. Such transfers will be made as of the end of the business day we receive your request.

CREF generally does not currently restrict the amount or frequency of premiums to your certificate, although we reserve the right to impose restrictions. Your employer’s retirement plan may limit your premium amounts. There may also be restrictions on remitting premiums to an IRA. In addition, the Internal Revenue Code limits the total annual premiums to plans qualified for favorable tax treatment.

If you pay premiums directly to an RA or IRA, the premiums and any earnings are not subject to your employer’s retirement plan. The only restrictions relating to these premiums are in the certificate itself. The Inflation-Linked Bond Account is not available for premiums that you pay directly to an RA certificate.

In most cases, CREF accepts premiums to a certificate during your accumulation period. Once your first premium has been paid, your CREF certificate cannot lapse or be forfeited for nonpayment of premiums. CREF can stop accepting premiums to GRA, Retirement Select, GSRA, Retirement Select Plus, GA, Keogh and Institutional GSRA certificates at any time.

Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the Account owner cannot be identified from the face of the check.

We will not be deemed to have received any premiums sent to the addresses designated for remitting premiums until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf.

Important Information About Procedures for Opening a New Account

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an Account.

     What this means for you: When you open an Account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an Account or effect any transactions for you.

CHOOSING AN ACCOUNT

After you receive your certificate, you can allocate your premiums among the CREF accounts unless your employer’s plan blocks some accounts. With RAs, GRAs, GSRAs, or Keoghs, your employer cannot block the Stock or Money Market Accounts. Allocations you make to an ATRA, SRA or IRA are not subject to your employer’s plan. You can change your allocation for future premiums by:

  writing to our home office;

  using the TIAA-CREF Web Center’s Account access feature at www.tiaa-cref.org; or

  calling our Automated Telephone Service (24 hours a day) at 800-842-2252.

DETERMINING THE VALUE OF YOUR CERTIFICATE — ACCUMULATION UNITS

To determine the amount of money in your Account, we use a measure called an accumulation unit. Each payment to your certificate, which is credited at the end of the business day in which we receive it, buys a number of accumulation units. The accumulation unit value for each Account depends on the Account’s investment performance and its expenses. We calculate accumulation unit values at the end of each valuation day. The number of accumulation units you own equals your accumulation in an Account divided by the accumulation unit value for that Account. To determine accumulation unit values for transfers and cash withdrawals, we use the unit values calculated at the end of the business day on which we receive your completed request and required documents. A business day generally ends at 4:00 p.m. Eastern time or when trading closes on the NYSE, if earlier.

IF YOU NEED TO CANCEL

You may cancel any RA, SRA, GSRA, Classic IRA, Roth IRA, ATRA, or Keogh certificate, as well as the Retirement Select Plus certificates issued in New York up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the certificate with a signed Notice of Cancellation (available by contacting CREF) to our home office. We’ll cancel the certificate, then send the entire current accumulation to whomever sent the premiums. You bear the investment risk during this period.

HOW WE VALUE ASSETS

We calculate the value of the assets in each Account as of the close of every valuation day. We use market quotations or independent pricing services to value securities and other instruments.

If these are not readily available, we will value the securities using “fair value,” as determined by the CREF Board of Trustees. We may also use “fair value” in certain other circumstances. The use of fair value pricing may result in changes to the prices of portfolio securities that are used to calculate an Account’s NAV.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we feel the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected fund to the detriment of longer-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market close prices.

Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. We also examine the prices of individual securities to determine, among other things, whether their price reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when we feel the last market quotation is not readily available or we feel it does not represent the fair value of that security.

Money market instruments (other than those in the Money Market Account) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

We value the Money Market Account’s portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Account’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Account would receive if it sold the security.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, CREF allows you to move your money to and from the CREF accounts in the following manner:

  Among the CREF accounts;

  From the CREF accounts to the TIAA Real Estate Account or the TIAA Traditional Annuity;

  To the CREF accounts from the TIAA Real Estate Account or the TIAA Traditional Annuity

  (transfers from TIAA RA, GRA, Retirement Select, or Retirement Choice contracts to CREF are subject to restrictions under the terms of those contracts);

  From the CREF accounts to other companies;

  To the CREF accounts from other companies/plans;

  By withdrawing cash; or

  By setting up a program of systematic withdrawals and transfers.

These options may be limited by the terms of your employer’s plan or by current tax law. Transfers and cash withdrawals from a CREF Account must be at least $1,000 or your entire accumulation, if less. Transfers from the TIAA Real Estate Account to CREF are limited to once per calendar quarter. Transfers and cash withdrawals are currently free. CREF can place restrictions on transfers or charge fees for transfers and withdrawals in the future.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation. You can also choose to have transfers and withdrawals take effect at the end of any future business day. For any transfers to TIAA’s traditional annuity, the crediting rate will be the rate in effect at the close of business of the first day that you participate in TIAA’s traditional annuity, which is the next business day after the effective date of the transfer.

SYSTEMATIC WITHDRAWALS AND TRANSFERS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from an Account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

Subject to the conditions below, you can transfer some or all of your accumulation from one CREF Account to another, to TIAA’s Traditional Annuity or the TIAA Real Estate Account or to mutual funds offered under the terms of your plan. You can also transfer from the TIAA Traditional Annuity and TIAA Real Estate Account to CREF certificates.

Under RA, GSRA, GRA, Retirement Select, Retirement Select Plus, Retirement Choice, Retirement Choice Plus and Keogh certificates, your employer’s plan may restrict transfers to any CREF Account, except, for some certificates, the Stock and Money Market Accounts. Under SRA and IRA certificates, you can transfer funds without employer restrictions among the CREF accounts and to TIAA. If your institution offers a plan funded with GSRA certificates or a plan funded with Retirement Select Plus certificates, you can also transfer CREF funds between SRA, GSRA and Retirement Select Plus certificates. Amounts held under an ATRA certificate cannot be transferred to or from any retirement plan contract.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your CREF certificate. You may also roll over before tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Similarly, you can transfer money to CREF from other 401(a) and 403(a) plans. Amounts transferred to CREF may be subject to the provisions of your original employer’s plan. Similarly, subject to your employer’s plan, you may be able to roll over funds from 401(a), 403(a), and 403(b) and governmental 457(b) plans to a CREF Classic IRA, or subject to applicable income limits, from an IRA containing funds originally contributed to such plans, to either a CREF Classic or Roth IRA. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

TRANSFERS TO OTHER COMPANIES

If you have an RA, GRA, Retirement Select, GSRA, Retirement Select Plus, [Retirement Choice, Retirement Choice Plus,] or Keogh certificate, your right to transfer your money to a company other than CREF may depend on your employer’s retirement plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA, GRA or Retirement Select certificate to another company. You may also be able to transfer accumulations in SRA, GSRA, Retirement Select Plus, IRA or Keogh certificates to another company subject to certain tax restrictions.

Under the Retirement Choice and Retirement Choice Plus certificates, your employer could transfer monies from an Account and apply it to another Account or investment option, subject to the terms of your plan.
WITHDRAWALS

You can withdraw some or all of your RA, GRA, Retirement Select, GSRA, Retirement Select Plus, [Retirement Choice, Retirement Choice Plus,] or Keogh accumulations subject to your employer’s plan and certain tax restrictions. You can also withdraw some or all of your SRA or IRA accumulations subject to certain tax restrictions. You cannot withdraw money from a certificate if you are already receiving lifetime annuity income from that certificate.

If you have a small account value (under $4,000) when you leave your employer or retire, your employer’s plan may allow you to have CREF cash out some or all of your RA.

Under current federal tax law, you cannot withdraw salary reduction money (and the income on that money) under your retirement plan that are held in your CREF certificates unless you are age 59½, leave your job, become disabled, or die. If the money is in a 403(b) annuity, these restrictions apply to premiums and earnings credited after December 31, 1988. The restrictions apply to all salary reduction amounts under a 401(k) plan and funds transferred to CREF from a 403(b)(7) custodial Account. If your employer’s plan permits, you may also be able to withdraw salary reduction money for certain hardships as defined under the Internal Revenue Code, but in that case you can withdraw only premiums, not earnings.

Under current federal tax law, withdrawals from 457(b) plans are not permitted earlier than the calendar year in which you reach age 70½, leave your job or are faced with an unforeseeable emergency (as defined by law). In addition, there are generally no early withdrawal tax penalties (i.e., no 10% excise tax on distributions prior to age 59½).

If you’re married, you may be required by law or by your employer’s plan to show us advance written consent from your spouse before we make certain transactions on your behalf.

Special rules and restrictions apply to IRAs.

WITHDRAWALS TO PAY ADVISORY FEES

You can set up a program to have monies withdrawn directly from your retirement plan (if your employer’s plan allows) or IRA accumulations to pay your financial advisor. You will be required to complete and return certain forms to effect these withdrawals, including how and from which accounts you want these monies to be withdrawn. Before you set up this program, make sure you understand the possible tax consequences of these withdrawals. See the discussion under “Taxes” below.

HOW TO MAKE TRANSFERS OR WITHDRAWALS

To request a transfer or withdrawal, you can do one of the following:

  write to CREF’s home office;

  call us at our Automated Telephone Service at 800-842-2252; or

  for internal transfers, using the TIAA-CREF Web Center’s Account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason.

There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

LIMITATIONS

Federal law requires us to obtain, verify and record information that identifies each person who opens an Account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your Account.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are participants who may try to profit from transferring money back and forth among the CREF Accounts, the TIAA Real Estate Account and mutual funds available under the terms of your plan, in an effort to “time” the market. As money is shifted in and out of these accounts, the Accounts incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all participants, including long-term investors who do not generate the costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The Board of Trustees has adopted policies and procedures to discourage this market-timing activity. Under these policies and procedures, participants who make more than three transfers out of any TIAA or CREF account or any of the TIAA-CREF mutual funds available under your plan (other than the Money Market Account) in a calendar month will be advised that if this transfer frequency continues, we will suspend their ability to make telephone, fax and internet transfers for a six month period.

In addition, we will not accept any transfer requests into or out of the CREF Global Equities Account submitted electronically (i.e., over the Internet, by telephone, or by fax) between 2:30 p.m.and 4:00 p.m. Eastern time. All those transfer requests will be rejected. We will, however, give you the option of re-submitting the request to be effective on a later business day. Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close. We have the right to modify our policy at anytime without advance notice.

We also fair value price our international portfolio securities when necessary to assure that the Account prices accurately reflect the value of the portfolio securities held by the Accounts as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

CREF seeks to apply its market timing policies and procedures uniformly to all Account participants. No exceptions are made with respect to these policies and procedures.

The Accounts are not appropriate for market timing. You should not invest in the accounts if you want to engage in market timing activity.

Participants seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that CREF or its agents will be able to identify all market timers or curtail their trading practices.

WHEN YOU ARE READY TO RECEIVE YOUR ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

You can receive an income stream from all or part of an accumulation in any CREF Account. Generally you must be at least age 59½ to begin receiving annuity income other than from a lifetime annuity. Otherwise, you may have to pay a 10% penalty tax on the taxable amount, except under certain circumstances. In addition, you cannot begin receiving income later than permitted under the minimum distribution rules of the Internal Revenue Code. Your employer’s plan may restrict when you can begin income payments. Also, you cannot begin a life annuity after age 90 or a joint life annuity after either you or your annuity partner reaches age 90.

Your income payments may be paid out from the CREF accounts through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually cannot change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. (CREF has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. We calculate initial income based on:

  the amount of money you have accumulated in an Account;

  the income option or options you choose; and

  an assumed annual investment return of 4%, and for life annuities, mortality assumptions for you and your annuity partner, if you have one.

Your payments change after the initial payment primarily based on net investment results and expenses for an Account and the mortality experience for the income change method in that Account.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments change each May 1, based on the net investment results of an Account during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. The total value of your annuity payments may be more or less than your total premiums.

ANNUITY STARTING DATE

Generally, you pick an annuity starting date when you first apply for a CREF certificate but you can change this date at any time prior to the day before that annuity starting date. Ordinarily, annuity payments begin on your annuity starting date, provided we have received all documentation necessary for the income option you’ve picked. If something’s missing, we’ll defer your annuity starting date until we receive it. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

ANNUITY INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option you pick. Your employer’s plan, tax law, and ERISA may limit which income options you can use to receive income from an RA, GRA, GSRA, Retirement Select, Retirement Select Plus, Retirement Choice, Retirement Choice Plus, or Keogh certificate. Ordinarily you will choose your income options shortly before you want payments to begin but you can make or change your choice any time before your annuity starting date.

All CREF income options provide variable payments, and the amount of income you receive depends in part on the investment experience of your chosen accounts. The current options are:

  One-Life Annuity: Pays income for as long as you live. It’s possible for you to receive only one payment if you die less than a month after payments start.

  Annuity with 10-, 15- or 20-Year Guaranteed Period: Pays income for as long as you live but no less than the guaranteed period.

  Annuity for a Fixed Period: Pays income for any period you choose from 5 to 30 years (2 to 30 years for RAs, GRAs, and SRAs). (This option is not available under all certificates.)

  Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are three types of two-life annuity options, all available with or without a guaranteed period — full benefit to survivor, two-thirds benefit to survivor, and a half-benefit to annuity partner. Under the two-thirds benefit to survivor annuity, payments to you will be reduced upon the death of your annuity partner.

  Minimum Distribution Option (“MDO”) Annuity: Generally available only if you must begin annuity payments under the Internal Revenue Code’s minimum distribution requirements. (Some employer plans allow you to elect this option earlier -- contact CREF for more information.) The option pays an amount designed to fulfill distribution requirements under federal tax law. You must apply your entire accumulation under a certificate if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, (and subject to applicable plan and legal restrictions) you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed. This pay-out annuity is not available under the Retirement Select or Retirement Select Plus certificates. Instead, required minimum distributions will be paid directly from these certificates pursuant to the terms of your employer’s plan.

For any of the income options described above, under current federal tax law, your guaranteed period cannot exceed the joint life expectancy of you and your beneficiary or annuity partner. If you are married at your annuity start date, you may be required by law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right.

Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

Receiving Lump Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. (This does not apply to IRAs.) Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation in any CREF Account as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties.

If you have not picked an income option when the annuity starting date arrives for your certificate, CREF usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan. If you’re married, we may assume for you a two-life annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner. If you have not picked an income option when the annuity starting date arrives for your IRA, we may assume you want the minimum distribution annuity.

TRANSFERS DURING THE ANNUITY PERIOD

Once each calendar quarter, you can transfer income payable from one CREF Account to a comparable annuity from another CREF Account, the TIAA traditional annuity, or the TIAA Real Estate Account. A comparable annuity is an annuity that is payable under the same income option and has the same annuitant(s) and remaining guaranteed period, if any.

Annuitants receiving income from TIAA lifetime annuities may transfer some or all of their income to comparable lifetime annuities funded through the Stock, Global Equities, Growth, Equity Index or Social Choice Accounts. Such transfers are limited to 20% of annuity income in any year. A program transferring all income in installments annually over a five year period may also be chosen. Once income has been transferred from TIAA, subsequent transfers may be made only among the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts. Transfers to other CREF accounts or back to TIAA will not be permitted. We’ll process the transfer on the business day we receive your request unless you’ve asked that the transfer take effect on another future business day.

Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 that is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s traditional annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. Under this method, we value annuity units on the 20th of each month or on the preceding business day if the 20th is not a business day. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

DEATH BENEFITS CHOOSING BENEFICIARIES

Death benefits under CREF annuity certificates are payable to the beneficiaries you name, which may be subject to the terms of your employer's plan.

When you purchase your annuity certificate, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE’S RIGHTS

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

AMOUNT OF DEATH BENEFIT

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

PAYMENT OF DEATH BENEFIT

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation, including proof of death and the selection of the method of payment.

METHODS OF PAYMENT OF DEATH BENEFITS

Generally, you can choose for your beneficiary the method we’ll use to pay the death benefit, but few participants do this. If you choose a payment method, you can also block your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can block any choice if its initial payment is less than $25. If death occurs while the annuity certificate is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan. We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries such as estates, charities and certain trusts, are not eligible for the Savings and Investment Plan. If your beneficiary isn’t eligible and does not specifically tell us to start paying death benefits within a year of your death, we can start making payments to them over five years using the fixed-period annuity method of payment.

PAYMENTS DURING ACCUMULATION PERIOD

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

  Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

  One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

  Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Select or

  Retirement Select Plus), in which the death benefit is paid for a fixed period;

  Accumulation-Unit Deposit Option, which pays a lump sum at the end of a fixed period, ordinarily two to five years, during which period the accumulation units deposited participate in the experience of the relevant CREF accounts (generally $5,000 minimum death benefit value); and

  Minimum Distribution Option (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements (not available under Retirement Select or Retirement Select Plus). It operates in much the same way as the minimum distribution annuity income option. It’s possible, under this method, that your beneficiary will not receive income for life.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual, or annual payments.

PAYMENTS DURING ANNUITY PERIOD

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your certificate. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below, and the SAI.

EMPLOYER PLAN FEE WITHDRAWALS

Your employer may, in accordance with the terms of your plan, and with CREF's approval, withdraw amounts from your CREF accumulations under your GRA, GSRA, Retirement Select or Retirement Select Plus certificate to pay fees associated with the administration of the plan. CREF also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. CREF will determine all values as of the end of the effective date. An employer plan fee withdrawal cannot be revoked after its effective date. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.

TIMING OF PAYMENTS

In general, we will make the following types of payments within seven calendar days after we’ve received the information we need to process a request:

    cash withdrawals;

  transfers to TIAA or to other companies;

  payments under a fixed-period annuity; and

  death benefits.

The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax adviser for more information.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the CREF accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions to 403(b) and 401(k) plans are limited to $14,000 per year ($18,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $17,000 per year in a 403(b) plan ($21,000 per year if you are age 50 or older). Contributions to Classic IRAs and Roth IRAs, other than rollover contributions, cannot generally exceed $4,000 per year ($4,500 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2005 is the lesser of $14,000 ($18,000 if you are ago 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2005; different dollar limits may apply in future years.

Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a), or 403(b) retirement plan or an IRA before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. You will not have to pay this tax in certain circumstances. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from an IRA, 401(a)/403(a), or 403(b) plan. Consult your tax advisor for more information.

Minimum Distribution Requirements: In most cases, payments from qualified certificates must begin by April 1 of the year after the year you reach age 70½, or if later, retirement. For CREF Classic IRAs, and with respect to 5% or more owners of the business covered by a Keogh plan, payments must begin by April 1 of the year after you reach age 70½. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. Roth IRAs are generally not subject to these rules requiring minimum distributions during your lifetime. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as payments from IRAs, lifetime annuity payments, or minimum distribution payments.

For the taxable portion of non-eligible rollover distributions, we will usually withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

Special Rules for After-Tax Retirement Annuities: If you paid premiums directly to an RA and the premiums are not subject to your employer’s retirement plan, or if you have been issued an ATRA certificate, the following general discussion describes our understanding of current federal income tax law that applies to these accumulations. This discussion does not apply to premiums paid on your behalf under the terms of your employer’s retirement plan. It also does not cover every situation and does not address all possible circumstances.

     In General: These annuities are generally not taxed until distributions occur. When distributions occur, they are taxed as follows:

  Withdrawals, including withdrawals of the entire accumulation under the certificate, are generally taxed as ordinary income to the extent that the certificate’s value is more than your investment in the certificate (i.e., what you have paid into it).

  Annuity payments are generally treated in part as taxable ordinary income and in part as non-taxable recovery of your investment in the certificate until you recover all of your investment in the certificate. After that, annuity payments are taxable in full as ordinary income.

     Required Distributions: In general, if you die after you start your annuity payments but before the entire interest in the annuity certificate has been distributed, the remaining portion must be distributed at least as quickly as under the method in effect on the date of your death. If you die before your annuity payments begin, the entire interest in your annuity certificate generally must be distributed within five years after your death, or be used to provide payments that begin within one year of your death and that will be made for the life of your designated beneficiary or for a period not extending beyond the life expectancy of your designated beneficiary. The “designated beneficiary” refers to a natural person you designate and to whom ownership of the certificate passes because of your death. However, if the designated beneficiary is your surviving spouse, your surviving spouse can continue the annuity certificate as the new owner.

     Death Benefit Proceeds: Death benefit proceeds are taxed like withdrawals of the entire accumulation in the certificate if distributed in a single sum and are taxed like annuity payments if distributed as annuity payments. Your beneficiary may be required to take death benefit proceeds within a certain time period.

     Penalty Tax on Certain Distributions: You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on distributions you take prior to age 59 ½. There are some exceptions to this rule, however. You should consult a tax adviser for information about those exceptions.

     Withholding: Annuity distributions are generally subject to federal income tax withholding but most recipients can usually choose not to have the tax withheld.

     Certain Designations or Exchanges: Designating an annuitant, payee or other beneficiary, or exchanging a contract may have tax consequences that should be discussed with a tax adviser before you engage in any of these transactions.

     Multiple Contracts: All non-qualified deferred annuity certificate issued by us and certain of our affiliates to the same owner during a calendar year must generally be treated as a single certificate in determining when and how much income is taxable and how much income is subject to the 10 percent penalty tax (see above).

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

  the payment is for expenses that are ordinary and necessary;

  the payment is made from a Section 401 or 403 retirement plan or an IRA, and with respect to payments from retirement plans (not IRAs);

  your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

  once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Tax Consequences of Allocating to the CREF Inflation-Linked Bond Account under a CREF Annuity for Self-Remitted Non-Qualified Funds: If you have a CREF certificate which was set up only to receive self-remitted non-qualified funds (i.e., money that is not part of a pension plan that you remit to us directly) and you allocate any such funds to the CREF

Inflation-Linked Bond Account, then earnings, if any, on your total accumulation under the certificate are not eligible for tax deferral. You may therefore be required to pay taxes on such earnings when you allocate funds under the certificate to the Inflation-Linked Bond Account.

ADDITIONAL INFORMATION

Customer Complaints: Customer complaints may be directed to our Participant Relations Unit, P.O. Box 1259, Charlotte, NC 28201-1259, telephone 800-842-2776.

Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date received.

Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future premiums among the accounts and funds available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and social security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll free number for the ATS is 800-842-2252. To use the Internet, go to the account access feature of the TIAA-CREF Web Center at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet or telephone at any time, for any reason.

Your Voting Rights: As a participant in CREF accounts, you can generally vote to elect CREF trustees, on any change in investment objective and fundamental investment policies, and on any other matter requiring a participant vote.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of a CREF certificate to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

GA (Group Annuity) Contracts: If a GA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments may be different, and are determined by your plan. Contact your employer or plan administrator for more information.

Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the CREF prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call us at 877 518-9161.

Distribution: The distributor of CREF certificates is TIAA-CREF Individual & Institutional Services, Inc. (Services). Services is registered with the SEC and is a member of the National Association of Securities Dealers, Inc. (NASD). Teachers Personal Investors Services, Inc. (TPIS), also registered with the SEC and a member of the NASD, may also distribute CREF certificates on a limited basis. Services and TPIS are subsidiaries of TIAA. Their address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of CREF certificates.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-3	CREF and its Operations
B-3	Investment Restrictions
B-6	Description of Corporate Bond Ratings
B-8	Description of Fixed-Income Instruments
B-10	Investment Policies and Risk Considerations
B-10	Options and Futures
B-14	Firm Commitment Agreements and Purchase of “When Issued” Securities
B-15	Pass-Through Securities
B-15	Lending of Securities
B-16	Repurchase Agreements
B-17	Currency Transactions
B-18	Swap Transactions
B-19	Segregated Accounts
B-19	Special Considerations Affecting Foreign Investments
B-22	Other Investment Techniques and Opportunities
B-22	Portfolio Turnover
B-23	Valuation of Assets
B-25	Disclosure of Portfolio Holdings
B-26	Management
B-26	CREF Trustees and Officers
B-30	CREF Trustee Compensation
B-33	Proxy Voting Policies
B-34	Investment Advisory and Related Services
B-35	Information About the Accounts’ Portfolio Management Teams
B-35	Personal Trading Policy
B-36	Custody of Portfolio
B-37	Independent Auditors
B-37	Brokerage Allocation
B-41	Accumulation Unit Values
B-41	Annuity Payments
B-46	Periodic Reports
B-46	Voting Rights
B-47	General Matters
B-48	State Regulation
B-49	Legal Matters
B-49	Experts
B-49	Federal Income Taxes
B-53	Additional Information
B-55	Financial Statements
B-56	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

HOW TO REACH US

Our Address

Send all notices, forms, requests, or payments to this address

TIAA-CREF
P.O. Box 1259
Charlotte, NC 28201

TIAA-CREF Web Center

Account performance, personal Account information and transactions, product descriptions, calculators to estimate retirement income and allocate assets, and information about investment choices and income options

TIAA-CREF.org
24 hours a day, 7 days a week

Telephone Counseling Center

Retirement saving and planning, income options and payments, and tax reporting

800 842-2776
8 a.m. to 10 p.m. ET, Monday-Friday
9 a.m. to 6 p.m. ET, Saturday

IRA Enrollment Hotline

Speak with a service representative about our IRA products. We can suspend or terminate your ability to transact by Internet or telephone at any time, for any reason.

800 842-2888
8 a.m. to 10 p.m. ET, Monday-Friday
9 a.m. to 6 p.m. ET, Saturday

Planning and Service Center

TIAA-CREF Mutual Funds, after-tax annuities, and life insurance

800 223-1200
8 a.m. to 10 p.m. ET, Monday-Friday

Automated Telephone Service

Account performance, personal Account information and transactions, and product information

800 842-2252
24 hours a day, 7 days a week

For Hearing- or Speech-Impaired Participants

800 842-2755
8 a.m. to 10 p.m. ET, Monday-Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF Trust Company, FSB

Asset management, trust administration, estate planning, planned giving, and endowment management

888 842-9001
8 a.m. to 5 p.m. CT, Monday-Friday

TIAA-CREF Tuition Financing, Inc.

Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday-Friday

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

Individual, Group, and Tax-Deferred Variable Annuities

Issued By

COLLEGE RETIREMENT EQUITIES FUND

The current prospectus dated May 1, 2005 (the “Prospectus”) with respect to the Variable Annuity Certificates is available without charge upon written or oral request to College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017, Attention: Central Services; Telephone 877 518-9161. Terms used in the Prospectus are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CERTIFICATES DATED MAY 1, 2005.

TIAA
CREF
Logo

TABLE OF CONTENTS

Page in the
Statement
of
Additional
Item	Information

CREF and its Operations	B-3
Investment Restrictions	B-3

Description of Corporate Bond
Ratings	B-6

Description of Fixed-Income
Instruments	B-8

Investment Policies and Risk
Considerations	B-10

Options and Futures	B-10

Firm Commitment Agreements and
Purchase of “When Issued”
Securities	B-14

Pass-Through Securities	B-15

Lending of Securities	B-15

Repurchase Agreements	B-16

Currency Transactions	B-17

Swap Transactions	B-18

Segregated Accounts	B-19

Special Considerations Affecting
Foreign Investments	B-19

Other Investment Techniques and
Opportunities	B-22

Portfolio Turnover	B-22

Valuation of Assets	B-23

Disclosure of Portfolio Holdings	B-25

Management	B-26

CREF Trustees and Officers	B-26

CREF Trustee Compensation	B-30

Proxy Voting Policies	B-33

Investment Advisory and Related
Services	B-34

Personal Trading Policy	B-35
Information about the Fund's Portfolio Management Teams	B-35

Custody of Portfolio	B-36

Independent Auditors	B-

Brokerage Allocation	B-37

Accumulation Unit Values	B-41

Page in the
Statement
of
Additional
Item	Information

Annuity Payments	B-41

Periodic Reports	B-46

Voting Rights	B-46

General Matters	B-47

State Regulation	B-48

Legal Matters	B-49

Experts	B-49

Federal Income Taxes	B-49

Additional Information	B-53

Financial Statements	B-53

Appendix A: TIAA-CREF Policy
Statement on Corporate
Governance	B-56

CREF AND ITS OPERATIONS

CREF is unlike most other companies that offer variable annuities. Usually variable annuities are issued by insurance companies through segregated asset accounts called “separate accounts.” The insurance company performs administration and other services for the separate account and, for a fee, assumes certain mortality and expense risks. In contrast, CREF is legally independent from any insurance company, including Teachers Insurance and Annuity Association (“TIAA”), its companion organization. Investment advisory, distribution, and administrative services are provided for CREF under agreements with two nonprofit subsidiaries of TIAA. A separate account of TIAA also issues a variable annuity that accepts after-tax dollars and another separate account of TIAA is a real estate account.

CREF is an “open-end” diversified management investment company that issues variable annuity certificates to residents of all fifty states, the District of Columbia, Puerto Rico, U.S. territories, and foreign countries. CREF is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), although registration does not entail SEC supervision of our management and investment practices. CREF is also subject to the Not-For-Profit Corporation Law of New York State and to regulation of the New York State Insurance Department and insurance departments in several other jurisdictions.

INVESTMENT RESTRICTIONS

Pursuant to CREF’s Charter, none of the investment funds (the “Accounts”) will invest in any common stocks or shares of any corporation, joint stock association, or business trust in an amount in excess of such percentage, not to exceed 10% (except with the approval of the New York State Insurance Department) of voting shares of such institution, that would cause any such institution to be controlled by, or become a subsidiary of, CREF, as defined in the Insurance Law, although this restriction will not apply to investment in an entity formed or acquired by CREF for a lawful business purpose. This restriction cannot be changed without an amendment to the Charter. (The Charter may be amended only by the action of CREF’s Overseers and only if the New York State Superintendent of Insurance certifies the amendment as lawful and equitable.)

The following restrictions, not set forth in CREF’s Charter, are fundamental policies with respect to the Accounts and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the affected Account:

1. None of the Accounts will issue senior securities (the issuance and sales of options and futures not being considered the issuance of senior securities);

2. Neither the Stock nor the Money Market Account will make short sales, except when the Account has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as the Account is in a short position;

3. The Stock, Global Equities, Bond Market, Social Choice, and Money Market Accounts, will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not in excess of 10% of the value of the Account’s total assets, taken at market value at the time of borrowing.

The Growth, Equity Index, and Inflation-Linked Bond Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) (i) from banks only in amounts not in excess of 33 % of the Account’s total assets taken at market value at the time of borrowing, or (ii) for temporary purposes in an amount not exceeding 5% of the Account’s total assets taken at market value at the time of borrowing.

Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for an Account; nevertheless, any bank borrowings by an Account may, depending on market conditions, affect investment returns;

4. None of the Accounts will underwrite the securities of other companies, except as it may be deemed to do so in a sale of restricted portfolio securities;

5. None of the Accounts will, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the United States Government, or its agencies or instrumentalities;

6. None of the Accounts will, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

7. None of the Accounts will make an investment in an industry if after giving effect to that investment the Account’s holding in that industry would exceed 25% of the Account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, and, with respect to the Money Market Account, to certificates of deposit, or securities issued or guaranteed by domestic banks and branches of domestic banks and savings and loan associations and savings banks; utilities will be divided according to their services (so that, for example, gas distribution and transmission, electric, and telephone each will be considered a separate industry);

8. The Stock, Global Equities, Growth, Equity Index, and Money Market Accounts will not purchase real estate or mortgages directly, although the Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or hold real estate or mortgages directly, subject to investment restriction 14 below (relating to illiquid investments); the Stock, Global Equities, Growth and Social Choice Accounts may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ system, and the Accounts may buy pass-through mortgage securities and securities collateralized by mortgages;

9. None of the Accounts will purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

10. None of the Accounts will invest more than 5% of its total assets in the securities of any one investment company; an Account may not own more than 3% of an investment company’s outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of an Account’s total assets (the SEC staff takes the position that although certain issuers of collateralized mortgage obligations may be investment companies, an Account’s ability to acquire collateralized mortgage obligations of such issuers would not be subject to these restrictions);

11. None of the Accounts will make loans, except: (a) that the Stock and Money Market Accounts may make loans of portfolio securities (not exceeding 20% of the value of their total assets), and the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, and Social Choice Accounts may make loans of portfolio securities not exceeding 33 % of the value of their total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements (the purchase of publicly-traded debt obligations not being considered the making of a loan); (c) to the extent authorized under the certificates, loans to Participants in amounts not greater than the value of their accumulations, to the extent permitted by law; (d) privately placed debt securities may be purchased; or (e) participation interests in loans, and similar investments, may be purchased;

12. None of the Accounts will purchase any security on margin (except that an Account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities);

13. Neither the Stock nor the Money Market Account will purchase or sell options or futures except those listed on a domestic or foreign securities, options or commodities exchange; however, the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or sell options or futures that are not listed on an exchange; or

14. None of the Accounts will invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, and other illiquid investments, except that the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, or Social Choice Accounts may invest to a greater extent in such investments if, and to the extent, permitted by law.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

DESCRIPTION OF CORPORATE BOND RATINGS

Description of corporate bond ratings of Moody’s Investors Service, Inc.:

Aaa—Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond- rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor’s Ratings Group:

AAA—Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is very strong.

AA—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A—Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC—Debt rated “CCC” has currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC—The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI—The rating “CI” is reserved for income bonds on which no interest is being paid.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Generally, investment-grade debt securities are those rated “Baa3” or higher by Moody’s or “BBB-” or higher by Standard & Poor’s.

DESCRIPTION OF FIXED-INCOME INSTRUMENTS

U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States Government that issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations and savings banks against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

Banker’s Acceptances. A banker’s acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

Variable Rate, Floating Rate, or Variable Amount Securities. Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Corporate Debt Securities. Debt issued by a corporation that pays interest and principal to the holders at specified times.

Asset-Backed Securities. Asset-backed securities are securities that represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

Participation Interests in Loans. A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan’s terms.

International Organization Obligations. International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development or international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

Inflation-Indexed Securities. Fixed-income instruments of varying structures and maturities whose returns are designed to track a specified inflation index over the life of the instrument, by periodically adjusting the principal and/or interest paid on the instrument to reflect changes in the specified inflation index.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

Options and Futures

The Accounts may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. It is not the intention of the Accounts to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes. None of the Accounts is required to hedge any investments.

Options. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and an Account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, an Account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. The selling of a call option benefits an Account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

An Account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Account, the Account will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option an Account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by an Account, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case the option would expire worthless and the entire premium would be lost.

An Account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the Account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in a general market or market sector decline that may adversely affect the market value of an Account’s portfolio of securities. To the extent that an Account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before an Account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, an Account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—an Account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract assuming a “short” position, it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Account usually will be liquidated in this manner, an Account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Account. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Stock, Global Equities, Growth, Equity Index, or Social Choice Accounts with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, each of the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, these Accounts can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, these Accounts will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by an Account upon the purchase or sale of a futures contract. Initially, the Account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Stock Account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Account may elect to close the position by taking an opposite position that will operate to terminate the Account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Stock Account, and the Account realizes a loss or a gain. All margin payments will be made to a custodian in the broker’s name.

The risks inherent in the purchase or sale of stock index futures are, in a general sense, similar to the risks inherent in the purchase or sale of bond index futures. A bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those bonds included, and the parties to the bond index futures contract agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. No physical delivery of the underlying bonds in the index is made.

There are several risks in connection with the use by an Account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. CREF will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of an Account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts by an Account for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where an Account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Account’s portfolio may decline. If this occurred, the Account would lose money on the futures and also experience a decline in value in its portfolio investments. However, CREF believes that over time the value of the Account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the Account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market and, as a result, the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Investment Management still may not result in a successful hedging transaction over a very short time period.

The Accounts may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that an Account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions which permit the Accounts to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The CREF Accounts have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration as commodity pool operators. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of each Account’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Options and futures transactions may increase an Account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Firm Commitment Agreements and Purchase of “When Issued” Securities

The Accounts may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Accounts may purchase, for example, new issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Accounts may invest in asset-backed securities on a delayed delivery basis. This reduces the Accounts’ risk of early repayment of principal, but exposes the Accounts to some additional risk that the transaction will not be consummated.

When the Accounts enter into firm commitment agreements, liability for the purchase price and the rights and risks of ownership of the securities accrue to the Accounts at the time they become obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Accounts to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Accounts are obligated to purchase such securities they will be required to segregate assets (see “Segregated Accounts,” below)

Pass-Through Securities

The Accounts may invest in mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Account to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Account, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.

Lending of Securities

Subject to the Accounts’ investment restriction relating to loans of portfolio securities, an Account may lend its securities to brokers and dealers that are not affiliated with CREF, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. The Account lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Account by the borrower of the securities. Such loans will be terminable by the Account at any time and will not be made to affiliates of CREF. CREF may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. An Account may pay reasonable fees to persons unaffiliated with the Account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

Repurchase Agreements

The Accounts can use repurchase agreements to manage cash balances. In a repurchase agreement, we would buy an underlying debt instrument on condition that the seller commits to buy it back at a fixed time and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks.

Repurchase agreements have the characteristics of loans by an Account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Account’s seller to deposit with the Account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Accounts will enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in United States Government securities, or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by CREF and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, banker’s acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Account would look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Account; in such event the Account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Currency Transactions

The value of the Accounts’ assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Accounts may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Accounts may engage in foreign currency transactions in connection with their investments in foreign securities. These transactions may also let us “lock in” exchange rates when buying or selling foreign securities. The Accounts will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Accounts will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, the Account is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as ‘‘transaction hedging.’’ In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Account may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as ‘‘portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Account may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Accounts may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and ‘‘cross-hedge’’ transactions. In ‘‘cross-hedge’’ transactions, an Account holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Account against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Accounts may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Account may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Account in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that CREF will have flexibility to roll over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder. There is no express limitation on the percentage of an Account’s assets that may be committed to foreign currency exchange contracts. The Accounts will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where the Account would be obligated to deliver an amount of foreign currency in excess of the value of the Account’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Account’s investment adviser believes will correlate closely to the currency’s price movements. The Accounts generally will not enter into forward contracts with terms longer than one year.

Swap Transactions

The Accounts may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated ‘‘swap’’ transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve ‘‘swapping’’ a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, an Account may be able to protect the value of a portion of its portfolio against declines in market value. An Account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. An Account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Account. However, there can be no assurance that the return an Account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While an Account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, CREF would be limited to contractual remedies under the swap agreement. There can be no assurance that CREF will succeed when pursuing its contractual remedies. To minimize an Account’s exposure in the event of default, the Accounts will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Account enters into swap transactions on a net basis, the net amount of the excess, if any, of the Account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Account’s custodian. To the extent an Account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. (See ‘‘Segregated Accounts’’ below.)

Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments previouslydescribed.

To the extent that there is an imperfect correlation between the return an Account is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. An Account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Accounts to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, an Account’s portfolio.

Segregated Accounts

In connection with when issued securities, firm commitments, forward purchases of foreign currencies and certain other transactions in which CREF incurs an obligation to make payments in the future, CREF may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate securities as may be permitted by law.

Special Considerations Affecting Foreign Investments

As described more fully in the Prospectus, certain Accounts may invest in foreign securities including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

[TO BE UPDATED]

On December 31, 2004, foreign investments (including securities held as collateral for stock lending) represented the following percentages of market value for each Account:

Inflation-
	Global		Equity	Bond	Linked	Social	Money
Stock	Equities	Growth	Index	Market	Bond	Choice	Market
Account	Account	Account	Account	Account	Account	Account	Account

____%	____%	____%	____%	____%	____%	____%	____%

To meet an Account’s investment objective, the Finance Committee can change the percentage of the portfolio devoted to foreign investments, subject to the limits in CREF’s charter.

Investment in Europe

The total European market, including Eastern European countries, contains over 490 million consumers, a market larger than either the United States or Japan. European business compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the ‘‘new’’ Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

The European Union. The European Union (“EU”) consists of Austria, Belgium, Cyprus, The Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Slovakia, Slovenia, Spain, Sweden, and the United Kingdom (the “EU Nations”). The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The twelve country European Monetary Union, a subset of the EU Nations, with its own central bank, the European Central Bank, and its own currency, the Euro, and a single interest rate structure represents a relatively new and evolving economic entity, the euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

Investment in the Pacific Basin

The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered ‘‘emerging’’ — rapidly shifting from natural resource and agriculture based systems to more technologically-advanced systems oriented toward manufacturing and services. The major reform of China’s economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also influence expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but economic turmoil among the emerging economies and unmitigated recessionary impulses in Japan in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

Investment in Canada

Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have signed and adopted the North American Free Trade Agreement (‘‘NAFTA’’), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.

Investment in Latin America

Latin America (including Mexico and Central America) has a population of over 500 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, among the U.S., Canada and Mexico and the Mercosur grouping of Argentina, Brazil, Bolivia, Chile, Paraguay and Uruguay. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region, exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization, and fiscal and monetary reform have met with some success with gains in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

Other Regions

There are developments in other regions and countries around the world that could lead to additional investment opportunities. CREF will monitor these developments and may invest when appropriate. The Stock Account already invests in other regions.

Other Investment Techniques and Opportunities

CREF has been an industry leader in devising investment strategies for retirement investing, including developing sophisticated research methods and dividing a portfolio into segments, some designed to track the U.S. markets as a whole and others that are actively managed and selected for their investment potential.

The Accounts may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, irrespective of how these actions may affect the weight of the particular securities in an Account’s portfolio.

PORTFOLIO TURNOVER

The transactions engaged in by the Accounts are reflected in the Accounts’ portfolio turnover rates. The rate of portfolio turnover for each Account is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Account and ultimately by the Account’s participants. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or account operations make a sale advisable.

The accounts have no fixed policy with respect to portfolio turnover. [TO BE UPDATED TO INCLUDE FUNDS WITH HIGH PORTFOLIO TURNOVER] [For the year ended December 31, 2004, the portfolio turnover rate of the ______________ Account was _______%, as compared with ______% for the same period in 2003. This increase was due to _________________________________.]

[The portfolio turnover rates of the other accounts did not change significantly from 2002 to 2003.]

No portfolio turnover rate is calculated for the Money Market Account due to the short maturities of the instruments purchased.

Because a higher portfolio turnover rate will increase brokerage costs to the Accounts, each

Account will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

VALUATION OF ASSETS

The assets of each Account are valued as of the close of each valuation day.

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity Securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported.

Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time an Account’s net asset value is calculated.

Foreign Investments

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Accounts. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when an Account’s net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board. The fair value of foreign securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a securities price with securities indices and other appropriate indicators, such as ADR’s and futures contracts.

Debt Securities

We value debt securities (excluding money market instruments) for which market quotations are readily available based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). We derive these values utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security’s fair value. We value money market instruments (other than those in the Money Market Account) with maturities of one year or less in the same manner as debt securities, or derive them from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.

The Money Market Account

Except as set forth above, money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type) obtained from either one or more of the major market-makers or from one or more of the financial information services for the securities to be valued. Short-term money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis; provided, however, that if the valuation determined using the amortized cost method for such securities is materially different from the actual market value, then such short-term money market instruments will be valued at market value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed.

Options and Futures

Portfolio investments underlying options are valued as described above. Stock options written by any of the Accounts are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the Accounts’ net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when an Account writes a call option, the amount of the premium is included in the Account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Account enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from an Account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for Which Market Quotations Are Not Readily Available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures governing the disclosure by CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), the investment advisor for CREF, of CREF’s portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all CREF shareholders. As a threshold matter, except as described below, CREF and Investment Management will not disclose CREF’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. CREF will disclose its portfolio holdings to all third parties who request it after that period. In addition, CREF and Investment Management may disclose the ten largest holdings of any CREF account to third parties ten days after the end of the calendar month.

CREF and Investment Management may disclose CREF’s portfolio holdings to third parties outside the time restrictions described above as follows:

  CREF’s holdings in any particular security can be made available to stock exchanges or regulators, and CREF’s holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Investment Management’s Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.

  CREF’s portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information.

  CREF’s portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of CREF’s portfolio holding information to that third party is:
    approved by an individual holding the title of Executive Vice President or above;

    approved by an individual holding the title of Chief Counsel or above; and

    subject to a written confidentiality agreement that includes provisions that restrict trading on the information.

On an annual basis, the Boards of CREF and of Investment Management will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval.

Currently, CREF has ongoing arrangements to disclose, in accordance with all of the provisions of its portfolio holdings disclosure policy, the portfolio holdings of the accounts to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.; The Thomson Corporation; and Bloomberg L.P. No compensation was received by CREF, Investment Management or their affiliates as part of these arrangements to disclose portfolio holdings of CREF.

In addition, occasionally CREF and Investment Management disclose to certain broker-dealers an account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining CREF’s portfolio management and trading strategies. These disclosures are done in accordance with CREF’s portfolio holdings disclosure policy and are covered by confidentiality agreements.

CREF sends summaries of its portfolio holdings to shareholders semi-annually as part of CREF’s annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov. approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to CREF’s policy as stated above, by writing to us at CREF, 730 Third Avenue, New York, NY 10017-3206.

MANAGEMENT CREF Trustees and Officers

The following table includes certain information about CREF trustees and officers including positions held with CREF, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about CREF’s disinterested trustees and the second table includes information about CREF’s officers.

DISINTERESTED TRUSTEES

Name, Address and Age	Position(s) Held	Term of Office and	Principal Occupation(s)	Number of Portfolios	Other Directorships
	with CREF	Length of Time Served	During Past 5 Years	in Fund Complex	Held by Trustee
Overseen by Trustee

Willard T. Carleton	Trustee	One year term.	Professor of Finance	60	None
4911 E. Parade Ground Loop		Trustee since 2003.	Emeritus, University of
Tucson, AZ 85712-6623			Arizona, College of
Age: 70			Business and Public
Administration, 2001-
present. Formerly,
Donald R. Diamond
Professor of Finance,
University of Arizona,
1999-2001, and Karl L.
Eller Professor of
Finance, University of
Arizona, 1984-1999.
Trustee of TIAA, 1984-
2003.

Martin J. Gruber	Chairman of the	One year term.	Nomura Professor of	60	Director, Scudder
New York University	Board of Trustees	Trustee since 2000.	Finance, New York		Investments (New York)
Stern School of Business			University, Stern School		Funds, Japan Equity
Henry Kaufman Management			of Business, 1987-		Fund, Inc., Singapore
Education Center			present. Formerly,		Fund, Inc., and Thai
44 West 4th Street, Suite 988			Chairman, Department of		Capital Fund, Inc.
New York, NY 10012			Finance, New York
Age: 67			University, Stern School
of Business, 1989-1997
and trustee of TIAA,
1996 – 2000.

Nancy L. Jacob	Trustee	One year term.	President and Managing	60	Director and Chairman
Windermere Investment		Trustee since 1979.	Principal, Windermere		of the Investment
Associates			Investment Associates,		Committee of the
121 S.W. Morrison Street			1997-present. Formerly,		Okabena Company
Suite 925			Chairman and Chief		(financial services).
Portland, OR 97204			Executive Officer, CTC
Age: 62			Consulting, Inc., 1994-
1997 and Executive Vice
President, U.S. Trust of
the Pacific Northwest,
1993-1998.

Bevis Longstreth	Trustee	One year term.	Retired Partner,	60	Member of the Board of
Debevoise & Plimpton		Trustee since 1996.	Debevoise & Plimpton.		Directors of
919 Third Avenue			Formerly, Partner (1970-		AMVESCAP, PLC and
New York, NY 10022-6225			1981, 1984-1997) and Of		Chairman of the Finance
Age: 71			Counsel (1998-2001) of		Committee of the
			Debevoise & Plimpton,		Rockefeller Family
			Adjunct Professor at		Fund.
Columbia University
School of Law, 1994-
1999 and Commissioner
of the U.S. Securities and
Exchange Commission,
1981-1984.

Bridget A. Macaskill	Trustee	One year term.	Independent Consultant	60	Director, J Sainsbury plc
160 East 81st Street		Trustee since 2003.	for Merrill Lynch, 2003-		(food retailer) and
New York, NY 10028			present. Formerly,		Prudential plc.
Age: 56			Chairman, Oppenheimer		International Advisory
			Funds, Inc., 2000-2001.		Board, British-American
			Chief Executive Officer,		Business Council.
1995-2001; President,
1991-2000; and Chief
Operating Officer, 1989-
1995 of that firm.

Maceo K. Sloan	Trustee	One year term.	Chairman, President and	60	Director, SCANA
NCM Capital Management		Trustee since 1991.	Chief Executive Officer,		Corporation (energy
Group, Inc.			Sloan Financial Group,		holding company) and
2634 Durham-Chapel Hill			Inc., 1991-present;		M&F Bancorp, Inc.
Boulevard			Chairman and Chief
Suite 206			Executive Officer, NCM
Durham, NC 27707			Capital Management
Age: 55			Group, Inc., since 1999;
and Chairman, CEO and
CIO, NCM Capital
Advisers Inc., 2003-
present.

Ahmed H. Zewail	Trustee	One year term.	Linus Pauling Chair	60	None
California Institute Of		Trustee since 2004.	Professor of Chemistry
Technology			and Professor of Physics,
Arthur Amos Noyes			Caltech, 1996-present;
Laboratory of Chemical			and Director, NSF
Physics			Laboratory for Molecular
Mail Code 127-72			Sciences (LMS), Caltech,
1200 East California			1995-present.
Boulevard
Pasadena, CA 91125
Age: 58

Officers

	Position(s)	Term of Office and
	Held with	Length of Time Served	Principal Occupation(s)
Name, Address and Age	CREF		During Past 5 Years

Herbert M. Allison, Jr.	President and	Indefinite term.	Chairman, President and Chief Executive Officer of TIAA
TIAA-CREF	Chief	President and Chief	since 2002. President and Chief Executive Officer of CREF,
730 Third Avenue	Executive	Executive Officer since	TIAA-CREF Mutual Funds, TIAA-CREF Institutional
New York, NY 10017-3206	Officer	2002.	Mutual Funds, TIAA-CREF Life Funds and TIAA Separate
Age: 61			Account VA-1 (these funds are collectively referred to as
the “TIAA-CREF Funds”) since 2002. Formerly, President
and Chief Executive Officer of Alliance for LifeLong
Learning, Inc., 2000 –2002. President, Chief Operating
Officer and Member of the Board of Directors of Merrill
Lynch & Co., Inc., 1997-1999. Member of the Board of
Directors, New York Stock Exchange.

Gary Chinery	Vice President	Indefinite term.	Vice President and Treasurer of TIAA and the TIAA-CREF
TIAA-CREF	and Treasurer	Vice President and	Funds since 2004. Vice President and Treasurer of
730 Third Avenue		Treasurer since 2004.	Advisors, Investment Management, TIAA-CREF Individual
New York, NY 10017-3206			and Institutional Services, LLC (“Services”), Teachers
Age: 55			Personal Investors Services, Inc. (“TPIS”), TIAA-CREF
Tuition Financing, Inc. (“Tuition Financing”) and TIAA-
CREF Life Insurance Company (“TIAA-CREF Life”).

Scott C. Evans	Executive Vice	Indefinite term.	Executive Vice President since 1997 and Chief Investment
TIAA-CREF	President and	Executive Vice	Officer since 2004 of TIAA and the TIAA-CREF Funds
730 Third Avenue	Chief	President since 1997.	since 2003. President and Chief Executive Officer of
New York, NY 10017-3206	Investment	Chief Investment	Investment Management and Advisors and Director of
Age: 45	Officer	Officer since 2004.	Advisors and TIAA-CREF Life. Formerly, Executive Vice
President, CREF Investments.

I. Steven Goldstein	Executive Vice	Indefinite term.	Executive Vice President, Public Affairs, of TIAA and the
TIAA-CREF	President	Executive Vice	TIAA-CREF Funds since 2003. Formerly, Advisor for
730 Third Avenue		President since 2003.	McKinsey & Company, 2003; Vice President, Corporate
New York, NY 10017-3206			Communications for Dow Jones & Co. and The Wall Street
Age: 52			Journal, 2001 – 2002; and Senior Vice President and Chief
Communications Officer for Insurance Information
Institute, 1993 – 2001.

E. Laverne Jones	Vice President	Indefinite term.	Vice President and Corporate Secretary of TIAA and the
TIAA-CREF	and Corporate	Vice President and	TIAA-CREF Funds since 1998.
730 Third Avenue	Secretary	Corporate Secretary
New York, NY 10017-3206		since 1998.
Age: 55

	Position(s)	Term of Office and
	Held with	Length of Time Served	Principal Occupation(s)
Name, Address and Age	CREF		During Past 5 Years

Susan S. Kozik	Executive Vice	Indefinite term.	Executive Vice President and Chief Technology Officer of
TIAA-CREF	President	Executive Vice	TIAA and the TIAA-CREF Funds since 2003. Formerly,
730 Third Avenue		President since 2003.	Vice President of IT Operations and Services, Lucent
New York, NY 10017-3206			Technologies, 2000-2003; and Senior Vice President and
Age: 47			Chief Technology Officer, Penn Mutual Life Insurance
Company, 1997-2000.
George W. Madison
TIAA-CREF	Executive Vice	Indefinite term.	Executive Vice President and General Counsel of TIAA and
730 Third Avenue	President	Executive Vice	the TIAA-CREF Funds since 2003. Formerly, Executive
New York, NY 10017-3206		President since 2003.	Vice President, Corporate Secretary, and General Counsel
Age: 51			of Comerica Incorporated, 1997-2002.

Erwin W. Martens	Executive Vice	Indefinite term.	Executive Vice President, Risk Management, of TIAA and
TIAA-CREF	President	Executive Vice	the TIAA-CREF Funds since 2003. Director of Advisors,
730 Third Avenue		President since 2003.	Services, TPIS, Tuition Financing and TIAA-CREF Life
New York, NY 10017-3206			and Manager of Investment Management. Formerly,
Age: 48			Managing Director and Chief Risk Officer, Putnam
Investments, 1999-2003; and Head and Deputy Head of
Global Market Risk Management, 1997-1999.

Elizabeth A. Monrad	Executive Vice	Indefinite term.	Executive Vice President and Chief Financial Officer of
TIAA-CREF	President	Executive Vice	TIAA and the TIAA-CREF Funds since 2003. Executive
730 Third Avenue		President since 2003.	Vice President of TPIS, Services, Advisors, Investment
New York, NY 10017-3206			Management and Tuition Financing. Director of Advisors,
Age: 50			TPIS, Tuition Financing and TIAA-CREF Life. Manager of
Investment Management and Services. Executive Vice
President, Finance, Actuarial and Facilities of TIAA-CREF
Life. Formerly, Chief Financial Officer and Senior Vice
President of General Re (2000-2003), Chief Financial
Officer of its North American Reinsurance Operations
(1997-2000) and Corporate Treasurer. Director, Colgate-
Palmolive Company.

Frances Nolan	Executive Vice	Indefinite term.	Executive Vice President, Client Services, of TIAA and the
TIAA-CREF	President	Executive Vice	TIAA-CREF Funds since 2000. President, Chief Executive
730 Third Avenue		President since 2000.	Officer and Manager of Services. Director of TPIS, Tuition
New York, NY 10017-3206			Financing and TIAA-CREF Life. Formerly, Executive Vice
Age: 47			President, Retirement Services, CREF and TIAA, 2000-
2003; Vice President, Eastern Division, 1994-2000.

Dermot J. O’Brien	Executive Vice	Indefinite term.	Executive Vice President, Human Resources, of TIAA and
TIAA-CREF	President	Executive Vice	the TIAA-CREF Funds since 2003. Director, TIAA-CREF
730 Third Avenue		President since 2003.	Life. Formerly, First Vice President and Head of Human
New York, NY 10017-3206			Resources, International Private Client Division, Merrill
Age: 38			Lynch & Co., 1999-Feb. 2003; and Vice President and Head
of Human Resources—Japan Morgan Stanley, 1998-1999.

Bertram L. Scott	Executive Vice	Indefinite term.	Executive Vice President, Product Management, of TIAA
TIAA-CREF	President	Executive Vice	and the TIAA-CREF Funds since 2000. Chairman of the
730 Third Avenue		President since 2000.	Board, President and Chief Executive Officer of TIAA-
New York, NY 10017-3206			CREF Life. Director of TPIS; Manager of Services;
Age: 53			President and Director of Tuition Financing. Formerly,
President and Chief Executive Officer, Horizon Mercy,
1996-2000.

Equity Ownership of CREF Trustees

The following chart includes information relating to equity securities beneficially owned by CREF Trustees in CREF and in all registered investment companies in the same “family of investment companies” as CREF, as of December 31, 2004. CREF’s family of investment companies includes CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds), TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities in
	Securities in CREF	All Registered Investment Companies
Overseenby Trustee in Family of Investment
Companies

Willard T. Carleton	Stock Account - Over $100,000	Over $100,000

Martin J. Gruber	Stock Account - Over $100,000	Over $100,000
Growth Account – $1 - $10,000

Nancy L. Jacob	Stock Account - Over $100,000	Over $100,000

Bevis Longstreth	Stock Account - $10,001 - $50,000	Over $100,000

Bridget A. Macaskill	None	$50,001-$100,000

Maceo K. Sloan	Stock Account – Over $100,000	Over $100,000
Social Choice Account - $1 - $10,000
Global Equity Account - $1 - $10,000
Growth Account - $1 - $10,000
Equity Index Account - $1 - $10,000

Ahmed H. Zewail	Stock Account - $10,001 - $50,000	Over $100,000

CREF Trustee Compensation

[TO BE UPDATED]

The following table shows the compensation received from CREF and the TIAA-CREF fund complex by each non-officer trustee for the year ended December 31, 2004. CREF’s officers receive no compensation from any fund in the TIAA-CREF Fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds), and TIAA-CREF Mutual Funds, each a registered investment company.

DISINTERESTED TRUSTEES

Pension or
Retirement
	Aggregate	Benefits Accrued
	Compensation	as Part of CREF	Total Compensation From
Name	From CREF	Expenses	TIAA-CREF Fund Complex (1)

Willard T. Carleton	$_______	$_______	$_______

Martin J. Gruber	$_______	$_______	$_______

Nancy L. Jacob	$_______	$_______	$_______

Bevis Longstreth (2)	$_______	$_______	$_______

Bridget A. Macaskill	$_______	$_______	$_______

Stephen A. Ross (3)	$_______	$_______	$_______

Maceo K. Sloan	$_______	$_______	$_______

Robert W. Vishny(3)	$_______	$_______	$_______

Ahmed H. Zewail(4)	$_______	$_______	$_______

(1)	Includes portion of fees attributed to service on the TIAA-CREF Mutual Funds Board, TIAA-CREF Institutional Mutual Funds Board, TIAA-CREF Life Funds Board, and the Management Committee of TIAA Separate Account VA-1.

(2)	This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees. Excluding this year’s deferrals, a total of $_______________, including interest, earned across the fund complex has been deferred for prior years’ service through year-end 2004, for all current trustees who had elected to defer their compensation.

(3)	These are former trustees.

(4)	Dr. Zewail was appointed as a trustee on June 16, 2004.

CREF has a long-term compensation plan for non-officer trustees. Under this unfunded plan, annual contributions equal to 125%of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the Board.

Trustees who are active officers of CREF or TIAA do not receive any additional compensation for their services as trustees.

Board Committees

The Board has appointed the following standing committees, each with specific responsibilities for aspects of CREF’s operations:

(1) An Audit Committee, consisting solely of independent trustees who are not officers of CREF, which audits and examines the records and affairs of CREF as it deems necessary, using independent auditors or others. The Audit Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the independent auditors. The Audit Committee has adopted a formal written charter which is available upon request. During 2004, the Audit Committee held seven meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton, Dr. Gruber and Ms. Macaskill.

(2) A Finance Committee, which oversees the management of CREF investments subject to appropriate oversight by the full board. During 2004, the Finance Committee held four meetings. The current members of the Finance Committee are Dr. Gruber (chair), Dr. Carleton, Dr. Jacob, Mr. Longstreth, Ms. Macaskill, Mr. Sloan and Dr. Zewail.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of CREF, which addresses all corporate social responsibility and corporate governance issues including the voting of CREF shares and the initiation of appropriate shareholder resolutions. During 2004, the committee held three meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton and Dr. Zewail.

(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2004, the committee held no meetings. The current members of the Executive Committee are Dr. Gruber (chair), Dr. Jacob, Mr. Longstreth and Mr. Sloan.

(5) A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of CREF, which nominates certain CREF officers and the standing committees of the board, and recommends candidates for election as trustees. During 2004, the committee held five meetings. The Committee was disbanded in June 2004 and replaced by the Nominating and Governance Committee. The members of this committee at the time of its termination were Dr. Ross (chair), Dr. Carleton and Dr. Jacob.

(6) A Nominating and Governance Committee, consisting solely of independent trustees who are not officers of CREF which nominates certain CREF officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. The Committee was established in June 2004 and held three meetings during the remainder of the year. The current members of the Nominating and Governance Committee are Dr. Gruber, Dr. Jacob (chair), and Mr. Longstreth.

Participants can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of CREF, 730 Third Avenue, New York, New York 10017-3206. Participants can also recommend nominees when casting votes for CREF’s annual meeting by writing in the name of the individual in the space provided on the CREF proxy card or, if voting through the internet, noting their recommended nominee in the “comments” section.

Responsibilities of the Board

CREF’s trustees are responsible for overseeing CREF’s corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the annual renewal of CREF’s investment management agreement with TIAA-CREF Investment Management, LLC. Under the agreement, Investment Management assumes responsibility for providing to, or obtaining for, CREF investment advisory services.

[Section on re-approval of advisory arrangements to be inserted for May 1, 2005 filings— annual Board review to occur in April 2005]

PROXY VOTING POLICIES

CREF has adopted policies and procedures to govern its voting of proxies of portfolio companies. CREF seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

As a general matter, the Board of Trustees has delegated to Investment Management responsibility for voting the proxies of the portfolio companies in accordance with Board approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this SAI.

Investment Management has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of CREF’s shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Investment Management seeks guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

CREF believes there are no material conflicts of interest that interfere with its voting decisions. There may be rare instances in which a trustee or senior executive of CREF, Investment Management or Investment Management’s affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse him- or herself from all decisions regarding the portfolio company.

A report of proxies voted for CREF is made quarterly to CREF’s Board and/or the Finance Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

A record of all proxy votes cast for CREF for the 12-month period ended June 30, 2004 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of CREF’s proxy votes for the 12-month period ended June 30, 2005 will become available on August 31, 2005.

INVESTMENT ADVISORY AND RELATED SERVICES

Investment advisory services and related services for the Accounts are provided on an at-cost basis by personnel of Investment Management. Investment Management is a nonprofit subsidiary of TIAA, CREF’s companion organization, and is registered as an investment adviser under the Investment Advisers Act of 1940. Investment Management manages the investment and reinvestment of the assets of each Account, subject to the direction and control of the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board as a whole. The advisory personnel of Investment Management perform all research, make recommendations, and place orders for the purchase and sale of securities. Investment Management also provides for all portfolio accounting, custodial and related services for the assets of each Account.

[TO BE UPDATED]

The total dollar amounts of expenses for the Stock Account attributable to investment advisory services during 2004, 2003, and 2002 were $_____________, $127,105,976 and $106,574,003, respectively. During 2004, 2003, and 2002, the total dollar amounts of investment advisory expenses for the Global Equities Account were $____________, $13,116,897 and $10,399,624, respectively. During 2004, 2003, and 2002, the total dollar amounts of investment advisory expenses for the Growth Account were $_______________, $16,757,182 and $12,394,521, respectively. During 2004, 2003, and 2002, the total dollar amounts of investment advisory expenses for the Equity Index Account were $_______________, $6,142,788 and $4,617,310, respectively. During 2004, 2003, and 2002, the total dollar amounts of investment advisory expenses for the Bond Market Account were $_______________, $7,177,557 and $6,486,993, respectively. During 2004, 2003, and 2002, the total dollar amounts of investment advisory expenses for the Inflation-Linked Bond Account were $_______________, $3,256,061 and $1,888,934, respectively. During 2004, 2003, and 2002, the total dollar amounts of investment advisory expenses for the Social Choice Account were $_______________, $5,507,840 and $4,092,358, respectively. During 2004, 2003, and 2002, the total dollar amounts of investment advisory expenses for the Money Market Account were $_______________, $5,513,177 and $4,272,896, respectively.

Personal Trading Policy

CREF, Investment Management and Services have adopted codes of ethics under Rule 17j-1 of the 1940 Act and under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Accounts, they must also generally preclear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review. These codes of ethics have been filed with the SEC and may be obtained: (1) through the SEC’s Public Reference Room (call 1-202-942-8090 for more information; (2) through the EDGAR Database at www.sec.gov; (3) upon request at publicinfo@sec.gov; or (4) by writing the SEC’s Public Reference Section, Washington, DC 20549.

INFORMATION ABOUT THE FUNDS’ PORTFOLIO
MANAGEMENT TEAMS

Structure of Compensation for Portfolio Managers

Portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are based on the pre-tax investment performance of CREF and the funds and other investment vehicles the portfolio management team member manages, relative to the performance of the fund’s or other investment product’s benchmark index and peer group, for a weighted three-year period -- with the most weight given to the current year (two-thirds) and equal weighting given for the preceding two years (one-sixth each). In the future, we anticipate using a weighted four-year period. Competitive pay in the marketplace is also considered in determining total compensation. The size of the compensation pool available to pay portfolio management team members is based on corporate performance across the TIAA-CREF organization. Investment performance, as measured against investment benchmarks and peer groups for the weighted three-year period, is one of the key performance indicators for this assessment. Net flows are a small factor (less than 5%) in this assessment; therefore, the corporate pool of dollars from which portfolio managers are compensated is minimally affected by growth of fund assets and net fund flows.

Additional Information Regarding Portfolio Managers

The following chart includes information relating to the portfolio management team members listed in the prospectus, such as other accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Accounts they manage, as of December 31, 2004. None of the persons indicated below currently manages any other investment accounts.

[CHART TO BE FILED BY AMENDMENT]

Potential Conflicts of Interest of Investment Management and Portfolio Managers

Portfolio managers of the accounts may also manage other registered investment companies, unregistered investment pools and investment accounts that might raise potential conflicts of interest. Investment Management has put in place policies and procedures designed to mitigate any such conflicts. These include:

Aggregation and Allocation of Transactions. Investment Management may, on occasion, aggregate or “bunch” orders of the funds and its other client accounts, in each case consistent with Advisors’ policy to seek best execution for all orders. Investment Management has adopted procedures to ensure that the funds are afforded equal opportunity with Investment Management’s other clients to receive investment allocations and that such allocations are provided to the funds and Investment Management’s other client accounts in a manner that is consistent with Investment Management’s fiduciary obligations.

Research. Investment Management allocates brokerage commissions to brokers who provide execution and research services for the funds and some or all of Investment Management’s other clients. Such research services may not always be utilized in connection with the funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.

IPO allocation. Investment Management has adopted procedures to ensure that it allocates initial public offerings to the funds and Investment Management’s other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Investment Management for managing the funds, as well as its other clients, is based on a percentage of assets under management. Investment Management is not paid performance-based fees for its management of the funds or any other client accounts. Investment Management’s compensation structure therefore does not raise conflicts of interest that may arise when an investment adviser is paid management fees based on performance of some of its client’s accounts and not others.

Custody of Portfolio

The custodians for the assets of the Accounts are as follows:

Stock, Global Equities, Growth, and Equity Index Accounts. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as the custodian for all of the domestic assets of each of these Accounts. JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245, is responsible for the custody of all foreign securities and other foreign assets, including certain Japanese securities through subcustodial arrangements. These securities are held in foreign branches of JPMorgan Chase Bank or in the subcustody of either foreign banks or trust companies that are members of JPMorgan Chase Bank’s global custody network or foreign depositories used by such members.

Bond Market, Money Market and Inflation-Linked Bond Accounts. The Bank of New York, One Wall Street, New York, New York 10286, acts as the custodian for all assets of the Bond Market Account.

Social Choice Account. The Bank of New York, One Wall Street, New York, New York 10286, acts as the custodian for the bonds and money market instruments held by the Social Choice Account. Deutsche Bank Trust Company Americas, 130 Liberty Street, New York, New York 10006, acts as the custodian for the equities held by the Social Choice Account.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as CREF’s independent registered public accounting firm and, in that regard, provides general auditing services for CREF.

BROKERAGE ALLOCATION

Investment Management is responsible for decisions to buy and sell securities for the Accounts as well as for selecting brokers and, where applicable, negotiating the commission rate paid. It is Investment Management’s intention to place brokerage orders with the objective of obtaining the best price, execution and available-research and other data. When purchasing or selling securities traded on the over-the-counter market, Investment Management generally will execute the transaction with a broker engaged in making a market for such securities. When Investment Management deems the purchase or sale of a security to be in the best interests of more than one Account, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Investment Management deems the purchase or sale of a security to be in the best interests of an account, its personnel also may, consistent with their fiduciary obligations, decide to buy or sell a security for that account at the same time as for (i) TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds or TIAA-CREF Institutional Mutual Funds, which they may also be managing on behalf of Teachers Advisors, Inc., an investment adviser also affiliated with TIAA, or (ii) any other investment company whose assets Investment Management may be managing. In those events, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Investment Management to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Accounts. Currently, some foreign brokerage commissions are fixed under the local law and practice. There is, however, an ongoing trend to adopt a new system of negotiated commissions in many countries.

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer’s purchase and sale prices, rather than as a broker, charging a proportional or fixed fee.

Investment Management may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Investment Management will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Investment Management to the CREF Accounts or other clients. In reaching this determination, Investment Management will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2004, as well as an estimate of the amount paid for those research services. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

[TO BE UPDATED]

Aggregate $ Amount
of Commissions Paid
to Firms that Provided
Account	Research Services

Stock Account	$_________
Global Equities Account	$_________
Growth Account	$_________
Equity Index Account	$_________

Research or services obtained for one Account may be used by Investment Management in managing another Account or in managing other investment company accounts or funds. The research or services obtained may also be used by Advisors in managing its investment company clients. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Investment Management’s fiduciary duty to CREF.

The aggregate amount of brokerage commissions paid by the Stock Account during 2004, 2003, and 2002 was $____ million, $56.9 million, and $61.7 million, respectively. The aggregate amount of brokerage commissions paid by the Global Equities Account in 2004, 2003 and 2002 was $____ million, $14.0 million, and $13.3 million, respectively. The aggregate amount of brokerage commissions paid by the Growth Account in 2004, 2003 and 2002 was $____ million, $11.5 million, and $7.5 million, respectively. The aggregate amount of brokerage commissions paid by the Equity Index Account in 2004, 2003 and 2002 was $____ million, $277,240, and $402,233, respectively. The aggregate amount of brokerage commissions paid by the Social Choice Account in 2004, 2003 and 2002 was $____ million, $77,679, and $340,913, respectively. [No brokerage commissions were paid by the Money Market Account, the Bond Market Account, or the Inflation-Linked Bond Account during 2004, 2003, or 2002.]

During 2004 the CREF Accounts acquired securities of certain of their regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the securities held by the Accounts as of December 31, 2004 are set forth below:

[TO BE UPDATED]

Stock Account

A. Regular broker or dealer based on brokerage commissions paid

$

$

B. Regular broker or dealer based on entities acting as principal

$

$

Global Equities Account

A. Regular broker or dealer based on brokerage commissions paid

$

B. Regular broker or dealer based on entities acting as principal

$

Growth Account

A. Regular broker or dealer based on brokerage commissions paid

$

B. Regular broker or dealer based on brokerage entities acting as principal

NONE

Equity Index Account

A. Regular broker or dealer based on brokerage commissions paid
$

B. Regular broker or dealer based on entities acting as principal
$
Bond Market Account

A. Regular broker or dealer based on brokerage commissions paid
NONE

B. Regular broker or dealer based on entities acting as principal
NONE
Inflation-Linked Bond Account

A. Regular broker or dealer based on brokerage commissions paid
NONE

B. Regular broker or dealer based on entities acting as principal

NONE

Social Choice Account

A. Regular broker or dealer based on brokerage commissions paid
$
B. Regular broker or dealer based on entities acting as principal

Money Market Account

A. Regular broker or dealer based on brokerage commissions paid
NONE
B. Regular broker or dealer based on entities acting as principal
NONE

ACCUMULATION UNIT VALUES

For each Account, accumulation unit values are calculated at the end of each valuation day by multiplying the previous day’s values by the unit change factor for each Account. The unit change factor is calculated as A divided by B, where A and B are defined as:

A. The change in value of the Account’s net assets at the close of the current valuation period, less premiums received during the current period.

B. The value of the Account’s net assets at the end of the previous valuation period, plus the net effect of transactions made by the start of the current period.

ANNUITY PAYMENTS

The amount of the annuity payments to be paid to a participant or beneficiary (“annuitant”) will depend upon the number and the value of the annuity units payable. The number of annuity units is first determined on the annuity starting date. The amount of the annuity payments will change according to the income change method chosen. Separate annuity units will be maintained in each annuity fund for payments being made under each of the two income change methods.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year — the payment valuation date. Annuity payments change beginning May 1. The change reflects the net investment experience of the chosen

Account(s) as well as the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts’ annually revalued annuity fund. (The net investment and mortality experience for the twelve months following the annual revaluation of an Account’s annuity unit value will be reflected in the following year’s value.) All Accounts provide annuity payments.

Under the monthly income change method, the value of an annuity unit for payments is redetermined on the 20th of each month or on the preceding business day if the 20th is not a business day. Annuity payments change on the following payment due date. This monthly change reflects the net investment experience of the chosen Account(s). The value of the annuity unit is also redetermined at the end of each calendar quarter to reflect the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts’ monthly revalued annuity fund.

Annuitants can be said to bear the mortality risk under the certificate. How much you or your beneficiary receive in annuity payments from any account depends partly on the mortality experience of the annuity fund from which the payments are made. For example, if the people receiving income from an account’s annually revalued annuity fund, as a group, live longer than expected, the amount payable to each will be less than if, as a group, they die sooner than expected. So the “mortality risk” of each Account’s annuity funds falls on those who receive income from it.

The formulas for calculating the number and value of annuity units payable are set forth below.

Calculation of the Number of Annuity Units Payable

When a participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income option or method of payment, the number of annuity units payable from an Account is determined by dividing the value of the accumulation in the Account to be applied to provide the annuity payments by the product of the annuity unit value and an annuity factor. The annuity factor is the value as of the annuity starting date of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable and continuing for as long as such annuity units are payable. When, in accordance, with his or her TIAA traditional payout annuity contract, a participant (or beneficiary) transfers the value of annuity payments under that contract to an income option or method of payment payable from CREF, the number of annuity units payable from the account to which the transfer is made is determined in the same manner.

When the chosen income option or method of payment involves life contingencies, the annuity factor will reflect interest assumed at the effective annual rate of 4% and mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. In these instances, mortality will be based on the then current CREF settlement mortality schedules. CREF reserves the right to change the mortality assumptions from time to time to conform with changes in the mortality experience of CREF annuitants.

When the income option or method of payment does not involve life contingencies, the annuity factor is calculated with interest assumed at the effective annual rate of 4%.

Value of Annuity Units

The value of an annuity unit is defined in terms of a “basic annuity unit” which is established each year, as of March 31, for each income change method in each Account then providing annuity payments.

The value of the basic annuity unit is determined for each income change method in each Account as A divided by B, where A and B are defined as follows:

A.	The Account’s annuity fund for the income change method as of March 31, reduced by the dollar amount of benefits payable under the income change method on April 1 under pay-out certificates in the Account as of March 31.

B.	The actuarial present value, expressed in units, of all future payments due on or after the next following May 1 under the income change method under pay-out certificates in the Account as of March 31. This liability is calculated on the basis of interest at an effective annual rate of 4% and a mortality table designed to approximate the current mortality rates of CREF annuitants.

For participants beginning annuity income, the initial value of the annuity unit is the interim annuity unit value as of the annuity starting date. A separate interim annuity unit value is calculated daily for each annuity fund in each Account as of each valuation day. The interim annuity unit value reflects the actual investment and payment experience of the annuity fund to the current date, relative to the 4% assumed investment return. The interim annuity unit value also includes any changes expected to occur in the future because payments are revalued once a year or once a month, assuming the annuity fund earns the 4% assumed investment return in the future. At the end of each calendar quarter, the interim annuity unit value is also adjusted for mortality experience during the prior quarter.

For participants under the annual income change method, the value of the annuity unit will remain the same until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the basic annuity unit value determined as of such March 31. For Participants under the monthly income change method, the value of the annuity unit is redetermined each month on the payment valuation date for the payment due on the first of the following month.

When a participant or beneficiary receiving annuity income transfers annuity units under a particular income change method from one Account to another, the number of annuity units added to the Account(s) to which units are being transferred will be determined by multiplying the number of annuity units to be transferred by the interim annuity unit value for that income change method for the Account from which the annuity units are being transferred, and dividing by the interim annuity unit value for that income change method for the Account to which the annuity units are being transferred. For transfers on days other than March 31, under the annual payment income change method, the amount of annuity payments will not change following a transfer, until the basic annuity unit values are redetermined on the following March 31. Under the monthly income change method and for all transfers to or from the TIAA traditional annuity, your payments will change with the payment due after the first payment valuation date following the transfer date. Switches between the monthly and the annual income change methods will be effective only on March 31.

The value of annuity units transferred from an Account under the annual income change method to TIAA is equal to A plus B, where A and B are defined as follows:

A.	The present value of the payments due after the first payment valuation date following the transfer date continuing to the following April 1, but not longer than such annuity units are payable.

B.	The present value of one interim annuity unit under the annual income change method multiplied by the number of annuity units, payable beginning on the following May 1 (or the May 1 of the following calendar year if the transfer is effective in April) continuing for as long as such annuity units are payable.

The value of annuity units transferred from an Account under the monthly income change method to TIAA will be equal to the number of annuity units multiplied by the present value of one interim annuity unit under the monthly income change method payable beginning with the payment due after the first payment valuation date following the transfer date continuing for as long as such annuity units are payable.

The present values will be calculated assuming interest at an effective annual rate of 4%, and the same mortality assumptions then in use for participants or beneficiaries converting an accumulation to an income option or method of payment at the age(s) as of the transfer date of the person(s) on whose life (lives) the annuity payments are based.

Modification

CREF reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future. Any such modification, however, must be approved by the New York State Superintendent of Insurance.

Information on Changes in the Value of Annuity Units

Information with respect to the percentage changes in the value of a basic annuity unit over stated periods for each Account providing annuity payments may be provided. This information provides the average annual percentage changes and cumulative percentage changes in the basic annuity unit value of an Account over 1-, 5- and 10-year periods commencing on May 1. For Participants who have already begun receiving annuity income as of the March 31 immediately preceding the start of each period, this reflects the growth (or decline) in the value of the basic annuity unit from May 1 as of the start of the stated period to May 1 as of the end of the stated period. The average annual percentage change in the basic annuity unit value is determined according to the following formula:

	A(1+K)[n]	=	B
where:	A	=	basic annuity unit value determined as of March 31 for payments due during the 12-month period commencing on May 1 at the start of the period
	K	=	average annual percentage change
	n	=	number of years in the period
	B	=	basic annuity unit value determined as of March 31 for payments due during the 12-month period commencing on May 1 at the end of the period.

The equation is then solved for K to derive the average annual percentage change in the basic annuity unit value over the span of 1, 5 or 10 years. The cumulative percentage change simply reflects the percentage change in the basic annuity unit value, B divided by A minus 1, over such period.

Information on changes in the value of a basic annuity unit is set forth below:

[TO BE UPDATED]
Average Annual Changes in Basic Annuity Unit Value

		Global		Equity	Bond	Inflation-	Social	Money
	Stock	Equities	Growth	Index	Market	Linked Bond	Choice	Market
Year ended May 1, 2005	_____%	_____%	_____%	_____%	_____%	_____%	_____%	_____%
5 Years ended May 1, 2005	_____%	_____%	_____%	_____%	_____%	_____%	_____%	_____%
10 Years ended May 1, 2005	_____%	_____%	—	—	—	—	_____%	_____%

Cumulative Change in Basic Annuity Unit Value

		Global		Equity	Bond	Inflation-	Social	Money
	Stock	Equities	Growth	Index	Market	Linked Bond	Choice	Market
Year ended May 1, 2005	_____%	_____%	_____%	_____%	_____%	_____%	_____%	_____%
5 Years ended May 1, 2005	_____%	_____%	_____%	_____%	_____%	_____%	_____%	_____%
10 Years ended May 1, 2005	_____%	_____%	—	—	—	—	_____%	_____%

The average annual and cumulative changes in the basic annuity unit value of the Stock Account since inception in 1952 were _____% and _______%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Global Equities Account since inception in 1992 were _____ % and _____%, respectively. The average annual and cumulative changes in the basic annuity unit value for the Growth and Equity Index Accounts since inception in 1994 were _____% and _____%, and _____% and _____%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Bond Market Account since it became a pay-out option on April 1, 1996 were _____% and _____%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Inflation-Linked Bond Account since May 1, 1997 were _____% and _____%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Social Choice Account since inception in 1991 were _____% and _____%, respectively.

It is assumed in calculating the annuity unit values that the assets in the annuity funds will increase at a 4% rate of return. Therefore, the above figures reflect the difference between CREF’s net earnings rate and the assumed 4% rate. The above figures also reflect all deductions made from the assets of the relevant Account, as well as the annuity fund’s mortality experience. CREF’s past experience should not be considered a prediction of future changes in annuity unit values. The basic annuity unit value for each annuity fund in each Account is determined as of March 31 of each year, and changes every year on May 1. For current annuity unit values, please contact CREF.

PERIODIC REPORTS

Prior to the time an entire accumulation has been applied to provide annuity payments, a participant will be sent a statement each quarter that sets forth the following:

(1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units credited to the participant during the quarter and in total in each Account; (3) cash withdrawals from each Account during the quarter; (4) any transfer to a funding vehicle other than TIAA or CREF during the quarter, if an amount remains in the participant’s accumulation after those transactions; (5) any transfers between Accounts or between CREF and TIAA during the quarter; and (6) the amount from each Account applied to begin annuity payments during the quarter.

CREF also will transmit to participants, at least semiannually, reports showing the financial condition of CREF, and a schedule of investments held in each Account in which they have accumulations.

VOTING RIGHTS

How many votes a participant can cast on matters that require a vote of participants will be determined separately for each CREF Account. On the record date, you will have one vote per dollar of your assets in each Account’s accumulation fund, and/or one vote per dollar of the assets underlying your annuity in each Account’s annuity fund.

Issues that affect all the CREF Accounts in substantially the same way will be voted on by all Participants, without regard to the individual CREF Accounts. Issues that do not affect an Account will not be voted on by the Account. Issues that affect all Accounts, but in which their interests are not substantially the same, will be voted on separately by each Account.

When we use the phrase “majority of outstanding voting securities” in the Prospectus and in this Statement of Additional Information, we mean the lesser of (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. Depending on what’s being decided, the percentages may apply to CREF as a whole or to any Account(s). If a majority of outstanding voting securities isn’t required to decide a question, we will generally require a quorum of 10% of those securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict Participant voting rights, we reserve the right to act as permitted.

GENERAL MATTERS No Assignment of Certificates

No assignment, pledge, or transfer of a certificate, or of any of the rights or benefits conferred thereunder, may be made and any such action will be void and of no effect, except that spousal transfers on separation or divorce, and the transfer of rights and benefits under an RA certificate to a participant by an employer under a delayed vesting arrangement, may be permitted.

Payment to an Estate, Guardian, Trustee, etc.

CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Dissolved Institutions

If your present or past employer dissolves or ceases operation, special rules will apply to your accumulation. For more information, contact us directly (see below).

Contacting CREF

We will not consider any notice, form, request, or payment to have been received by CREF until it reaches our home office: College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017. You can ask questions by calling toll-free 1 800 842-2776 Monday through Friday, 8 a.m. through 11 p.m. ET.

Signature Requirements

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank.

Overpayment of Premiums

If your employer mistakenly sends more premiums on your behalf than you’re entitled to under your retirement plan or the IRC, we will refund them to your employer as long as we’re requested to do so (in writing) before you start receiving annuity income. Any time there is a question about premium refunds, CREF will rely on information from your employer. If you’ve withdrawn or transferred the amounts involved from your accumulation, we will not refund them.

Claims of Creditors

Pursuant to CREF’s Charter, as enacted by the New York State Legislature, the rights and benefits accruing to Participants or other persons under the certificates generally are exempt from the claims of creditors, subject to any contrary requirements of law.

Benefits Based on Incorrect Information

If the amounts of benefits provided under a certificate were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, appropriate adjustments will be made.

Proof of Survival

CREF reserves the right to require satisfactory proof that anyone named to receive benefits under a certificate is living on the date payment is due. If this proof is not received after a request in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. CREF maintains audit procedures designed to assure that annuity benefits will be paid to living persons entitled to receive those benefits. If, however, under a survivor annuity option CREF has overpaid benefits because of a death of which it was not notified, subsequent payments will be reduced or withheld until the overpayment has been recovered. CREF reserves the right to pursue any other remedies available to it.

Legal Proceedings

CREF is not a party to any legal actions we consider material.

STATE REGULATION

CREF is subject to regulation by the New York State Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

CREF must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. CREF’s books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of CREF is made at least every five years. In addition, a full examination of CREF’s operations is usually conducted periodically by some other states.

CREF is also subject to the requirements of the New York State Not-For-Profit Corporation Law.

LEGAL MATTERS

All matters of applicable state law pertaining to the certificates, including CREF’s right to issue the certificates thereunder, have been passed upon by George W. Madison, Executive Vice President and General Counsel. Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, D.C.

EXPERTS

The financial statements for the year ended December 31, 2004 of CREF incorporated in this SAI by reference have been audited by E&Y, independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

FEDERAL INCOME TAXES
403(b) Plans

CREF certificates may be used as funding vehicles for retirement plans set up under section 403(b) of the IRC, under which total annual contributions to section 403(b) annuities for 2005 cannot exceed the lesser of (a) $42,000; or (b) 100% of your compensation. For 2005, salary reduction contributions of up to $14,000 can be made to your 403(b) retirement plan ($18,000 if you are age 50 or older) and certain long-term employees may make salary reduction contributions of up to $17,000 ($21,000 if you are age 50 or older). Contact your tax adviser for more information.

401(a), 403(a), and 401(k) Plans

CREF RA and GRA certificates and contracts are also used as funding vehicles for 401(a) (including Keogh plans) and 403(a) retirement plans. CREF GRA and GSRA certificates are available for 401(k) plans. Employer contributions for 2004 to all current defined contribution plans of the employer meeting the requirements of IRC section 401(a) and 403(a) cannot exceed an annual contribution limit of $42,000 or 100% of compensation, whichever is less. Salary reduction contributions to a 401(k) plan are limited to $14,000 ($18,000 if you are age 50 or older).

457(b) Plans

The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2005 is the lesser of $14,000 or 100% of ‘‘includable compensation’’ (as defined by law). Catch up rules allow participants in governmental 457(b) plans, age 50 or older to contribute the lesser of $18,000 or 100% of compensation reduced by the amount of other elective deferrals that the participant made for that year. For non-governmental employers, all investments in a 457(b) plan are owned by the employer and are subject to the claims of the general creditors of the sponsoring employer.

Individual Retirement Annuities

IRC sections 408 and 408A permit eligible individuals to make direct contributions to Classic and Roth IRAs, respectively. The amount you can contribute to an IRA is currently limited to $4,000 or $4,500 for taxpayers age 50 or older per year. If you contribute to both a Classic IRA and a Roth IRA in the same year, your aggregate limit is $4,000 or $4,500 for taxpayers age 50 or older for the year. The IRC does not limit the amount you can roll over to the Classic or the Roth IRA.

IRC section 408 permits funds from certain qualified retirement plans or IRAs to be rolled over to the Classic IRA without losing their tax-deferred status. IRC section 408A, however, only permits rollovers to a Roth IRA from another IRA. This means that in order to move funds held in a retirement plan to a Roth IRA, they must first be rolled over to an IRA, and then to a Roth IRA. Although funds rolled over to a Roth IRA from another IRA are subject to taxation, they may grow on a federal tax favored basis. CREF IRAs can accept only cash transfers. All noncash assets must therefore be liquidated prior to being transferred to us.

You also must meet certain income level requirements to make contributions to the Roth IRA or, if you or your spouse is an active participant in an employer sponsored retirement plan, to make tax-deductible contributions to the Classic IRA. If you are married and file a joint tax return with your spouse and make a combined adjusted gross income of less than $150,000 a year, you can make annual contributions of up to $4,000 or $4,500 for taxpayers age 50 or older to a Roth IRA. If you are single and make an adjusted gross income of less than $95,000 a year, you are also eligible to make contributions of up to $4,000 or $4,500 for taxpayers age 50 or older to a Roth IRA. You can contribute a lower amount if you are married and file jointly and your combined adjusted gross income is between $150,000 and $159,999 a year, or if you are single and your adjusted gross income is between $95,000 and $109,999 a year. If you are married filing separately, you cannot make a Roth IRA contribution if your adjusted gross income exceeds $9,999 per year, and the maximum contribution is reduced if your adjusted gross income is between $0 and $9,999. You can convert an existing IRA to a Roth IRA if your adjusted gross income is $100,000 or less. However, you may not convert amounts from an IRA to a Roth IRA if you are a married taxpayer filing separately.

For 2005, if you are an active participant in an employer-sponsored retirement plan and you are married and file a joint tax return with your spouse and make a combined adjusted gross income of $70,000 or less a year, or you are single and make an adjusted gross income of $50,000 or less a year, you can make tax-deductible contributions of up to $4,000 or $4,500 for taxpayers age 50 or older a year to a Classic IRA. Your tax-deductible amount is less if your adjusted gross income is between $70,000 and $79,999 if you are married and file jointly or if your adjusted gross income is between $50,000 and $59,999 if you are single. Different income-based eligibility rules apply if you are not an active participant in an employer-sponsored retirement plan but you have a spouse who is an active participant in an employer-sponsored retirement plan.

You can revoke an IRA up to 7 days after you establish it. Contact your tax adviser for more tax information on IRAs.

Taxation of Annuity Benefits

Once you take a cash withdrawal or begin annuity payments, the amount you receive is usually included in your gross income for the year and taxed at the rate for ordinary income. You can exclude from your gross income any part of your payment(s) that represents the return of premiums that were paid in after-tax dollars, but not the part that comes from the tax-deferred earnings of after-tax premiums.

Withholding on Distributions

We must withhold federal tax at the rate of 20% from the taxable part of most plan distributions paid directly to you. If, however, you tell us to roll over the distribution directly to an IRA or to a 401(a)/403(a), 403(b) or governmental 457(b) employer plan (i.e., we send a check directly to the other investment company and not to you), we will not withhold any federal tax. The required 20% withholding does not apply to payments from IRAs, hardship withdrawals, lifetime annuity payments, substantially equal periodic payments over your life expectancy or over 10 or more years, certain distributions of after-tax contributions or minimum distribution payments (“noneligible payments”).

For the taxable part of noneligible payments, we usually will withhold federal taxes unless you tell us not to. Usually, you have the right to tell us not to withhold federal taxes from your noneligible payments. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still have to deduct taxes. Nonresident aliens who pay U.S. taxes are subject to different withholding rules. Contact CREF for more information.

Early Distributions

If you want to withdraw funds or begin income from any 401(a), 403(a), or 403(b) retirement plan or an IRA before you reach age 59 ½, you may have to pay an extra 10% “early distribution” tax on the taxable amount. However, you will not have to pay an early distribution tax on any part of a withdrawal if:

(1)	the distribution is because you are disabled;

(2)	you separated from your job at or after age 55 and take your withdrawal after that (not applicable to IRAs);

(3)	you begin annuity income consisting of a series of regular substantially equal payments (at least annually) over your lifetime or life expectancy or the joint lives or joint life expectancies of you and your beneficiary;

(4)	you have medical expenses in excess of 7 ½ percent of your adjusted gross income and the withdrawal is less than or equal to your expenses;

(5)	you are required to make a payment to someone besides yourself under a Qualified Domestic Relations Order (not applicable to IRAs);

(6)	the distribution is made on account of an IRS levy on the retirement plan;

(7)	for IRAs only, you are unemployed and receive unemployment compensation (as set forth in the IRC) and you use the distribution to pay certain health insurance premiums for yourself, your spouse, or your dependents;

(8)	for IRAs only, distributions that do not exceed certain qualified higher education expenses of the individual, the individual’s spouse, or the child or grandchild of the individual or individual’s spouse; or

(9)	for IRAs only, distributions to an individual (up to a lifetime maximum of $10,000) for qualified first-time purchases of a principal residence.

If you die before age 59 ½, your beneficiary(ies) will not have to pay the early distribution penalty.

Current federal tax law restricts the availability of cash withdrawals and annuity payments from any part of your accumulation under salary reduction agreements (including earnings, if any). These restrictions apply with respect to 403(b)(1) annuities only to amounts (and earnings, if any) credited after December 31, 1988. They apply to all amounts under salary reduction agreements to 403(b)(7) and 401(k) plans. These withdrawals and annuity payments are generally available only if you reach age 59 ½, leave your job, become disabled, or die. If your employer’s plan permits, you may also be able to take a cash withdrawal if you encounter a hardship, as defined by Treasury Regulations, but hardship withdrawals can be from contributions only, generally not investment earnings. In addition, certain 401(k) plans permit distributions of elective deferral amounts upon termination of the plan provided the employer does not establish or maintain a successor defined contribution plan and in other limited circumstances permitted by law. These restrictions do not apply to withdrawals from an IRA. Any part of your accumulation that has been transferred from a custodial account under section 403(b)(7) to a 403(b) annuity will be subject to these restrictions.

Minimum Distribution Requirements and Taxes

In most cases, payments must begin from 401(a), 403(a), 403(b) and 457(b) plans by April 1 of the calendar year after the calendar year when you reach age 70 ½ or, if later, by retirement. Payments from an IRA (other than a Roth IRA) must begin by April 1 of the calendar year after you reach age 70 ½. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law to you even if you do not elect to receive them. In addition, if you do not begin distributions on time, you will be subject to a 50% excise tax on the amount you should have received but didn’t.

Other special distribution and tax rules may apply to 457(b) plans.

Deferred Compensation Plans

RA and GSRA certificates are also available for deferred compensation plans. Special tax rules apply.

Tax Advice

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It does not cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

Diversification Requirements

Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. CREF intends to comply with the diversification requirements under section 817(h). This will affect how we make investments.

Owner Control

Under the IRC, you could be considered the owner of the assets used to support your CREF certificate. If this happens, you’d have to include income and gains from CREF assets in your gross income. Your certificates are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate accounts assets. The IRS therefore might not rule the same way in your case. CREF reserves the right to change your certificate if necessary to help prevent your being considered the owner of CREF’s assets.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the certificates discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of

Additional Information. Statements contained herein concerning the contents of the certificates and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

ADDITIONAL DEVELOPMENTS

Mr. William H. Waltrip, a trustee of TIAA, and Professor Stephen A. Ross, a trustee of CREF and the other TIAA-CREF registered investment companies (together, the “Funds”), resigned from their respective boards on November 30, 2004.

On August 1, 2003, the valuation practice, a non-auditing practice of Ernst & Young LLP (“E&Y”), the independent auditor to TIAA and the Funds, entered into an agreement with a company owned by the two trustees among others, a majority of which was owned by Professor Ross. The business relationship was created to develop intellectual property and related services to value corporate stock options. The aggregate amount paid by E&Y to the company under this agreement was approximately $1.33 million of which Professor Ross received, or will receive, approximately $335,000 (of which $60,000 represented reimbursement of expenses and $25,000 represented repayment of a loan he made to the company). Mr. Waltrip has not received any payment from the company. The agreement and business activity thereunder was terminated on August 20, 2004 and a dissolution agreement was signed as of November 17, 2004.

On August 9, 2004, E&Y informed TIAA and the Funds that the business relationship between E&Y and the company owned by the trustees was not in accordance with the auditor independence standards of Regulation S-X and the Public Company Accounting Oversight Board. E&Y also notified the SEC and the Audit Committees of TIAA and the Funds of this business relationship. The Audit Committees consist entirely of independent trustees having no business relationships with TIAA, the Funds or E&Y.

The Audit Committees of TIAA and the Funds, and E&Y, each determined that the trustee’s business relationship with E&Y did not compromise E&Y’s independence from either TIAA or the Funds or the integrity or objectivity of the respective audits for 2003 and 2004. This determination was based on, among other things, the fact that the E&Y audit team was not aware of the business relationship when they issued the 2003 audit opinions on the financial statements of TIAA and the Funds and the business activity under the agreement was ceased in 2004 upon identification of the matter. Professor Ross and Mr. Waltrip had no other functions or responsibilities as Board members that would have caused them to have direct dealings with the E&Y audit team. Professor Ross and Mr. Waltrip were not members of the Audit Committees.

TIAA and the Funds have distributed a request for proposal to four major accounting firms and are currently evaluating each firm’s requisite capacity and expertise to perform audit services for TIAA and/or the Funds. TIAA and/or the Funds have also taken steps to ensure that their respective trustees will identify promptly any business relationships that may bring the independence of the outside auditors into question. These steps include revising their officers and trustees questionnaires, improving the questionnaire review process, receiving quarterly auditor independence certifications, and enhancing continuing education for all trustees regarding SEC matters.

On December 6, 2004, the staff of the SEC informed TIAA and the Funds that it is conducting an informal inquiry into the E&Y auditor independence matter. TIAA and the Funds intend to fully cooperate with the SEC staff in connection with the informal inquiry.

FINANCIAL STATEMENTS

The audited financial statements for all of the Accounts are incorporated by reference from CREF’s report on Form N-CSR, for the year ended December 31, 2004, which contains the Annual Report to Participants. CREF will furnish you, without charge, another copy of the Annual Report on request. Write to College Retirement Equities Fund, 730 Third Avenue, New York, N.Y. 10017, Attention: Central Services, or call 877 518-9161.

Appendix A

TIAA-CREF Policy Statement on Corporate Governance

Introduction

Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is a long-term investor in the U.S. and international equity markets. We recognize that the development, vitality and integrity of public corporations are critical to the strength of TIAA-CREF’s investments and to the country’s overall economy and society. We believe that sound corporate governance contributes significantly to long-term corporate performance. Accordingly, we conceive our fiduciary responsibility to our shareholders and participants to require that we be advocates for better corporate governance—both as a means to improve long-term value for our participants and to foster the investor confidence necessary for the long-term viability of the free market system.

TIAA-CREF’s views on corporate governance are founded on our conviction that good corporate governance should maintain the appropriate balance between the rights of shareholders—the owners of the corporations—and the needs of the board and management to direct and manage effectively the corporation’s affairs. A sound governance structure should reinforce a culture of corporate integrity, contribute to the identification and pursuit of long-term strategic goals of growth and profit and, most importantly, ensure continuity of strong leadership. At the same time, it should provide an active and vigilant line of defense against breaches of integrity and abuses of authority.

This Policy Statement sets forth our views as to what good corporate governance means in an ever-changing economic environment and presents our voting guidelines on major proxy issues. We expect that the statement will serve as a basis for dialogue with boards of directors and senior managers, with the objectives of improving corporate governance practices and increasing long-term shareholder value.

This is the fourth edition of this document, which is revised periodically by the Corporate Governance and Social Responsibility Committees of the TIAA-CREF boards. We note that this revision reflects our reaction to recent major corporate governance failures and market dysfunction and to the regulatory and legislative responses they provoked. New reforms, including the Sarbanes-Oxley legislation and the amended listing requirements of the major U.S. exchanges, have materially affected the market place and investor expectations. These reforms have served to codify into law and regulation many principles and policies that TIAA-CREF has long endorsed—a development our participation in the regulatory process helped to produce.

This statement reflects recent experience and strengthens and clarifies our corporate governance principles, to make them more useful to corporate managements, boards of directors, other shareholders and market participants. We place particular priority on three areas that were generally recognized as sources of significant and continuing corporate governance deficiencies: 1) the failure of boards of directors to play their required oversight role; 2) the failure of some professional advisors, including public accountants, law firms, investment bankers and consultants, to discharge their responsibilities properly, and 3) the failure of many investors, particularly institutional investors, to exercise effectively their rights and responsibilities or even to be heard on matters of corporate governance importantly affecting them. Our new policy initiatives reinforce and supplement the reforms announced to date and help to ensure that the spirit of these reforms is incorporated into practice.

Although many of the specifics in this statement relate principally to companies incorporated in the United States, the broad principles apply to all public corporations in which TIAA-CREF might invest. TIAA-CREF’s portfolio has been diversified internationally for many years, and we have played a significant role in efforts to improve global standards of corporate governance. We will continue to promote principles and practices of good corporate governance outside the United States, as explained in the section on global standards.

The Board of Directors

The primary responsibility of the board of directors is to foster the long-term success of the corporation, consistent with its fiduciary responsibility to shareholders and its obligations to regulators. To carry out this responsibility, the board must ensure that it is independent and accountable to shareholders and must exert authority for the continuity of executive leadership with proper vision and values. The board is singularly responsible for the selection and evaluation of the corporation’s chief executive officer and included in that evaluation is assurance as to the quality of senior management. The board should also be responsible for the review and approval of the corporation’s long-term strategy, the assurance of the corporation’s financial integrity, and the development of equity and compensation policies that motivate management to achieve and sustain superior long-term performance.

The board should put in place structures and processes that enable it to carry out these responsibilities effectively. Certain issues may be delegated appropriately to committees, including the audit, compensation and corporate governance/nominating committees, to develop recommendations to bring to the full board. Nevertheless, the board maintains overall responsibility for the work of the committees and the long-term success of the corporation.

TIAA-CREF puts major focus on the quality of the board of directors. Accordingly, while we normally vote for the board’s nominees, we will vote for alternative candidates when our analysis indicates that those candidates will better represent shareholder interests. We will withhold our vote from unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. We also will withhold our vote from unopposed directors when the board as a whole has acted contrary to legitimate shareholder concerns.

A. Board Membership

1. Director Independence. The Board should be comprised of a substantial majority of independent directors. This is a prime example of a principle long espoused by TIAA-CREF and now accepted by mainstream boards and senior managements. Going forward, TIAA-CREF will focus on how company boards interpret and implement the new exchange listing requirements as reflected by their actions and corporate governance positions and will encourage board practices that promote a spirit and culture of true independence and vitality.

More specifically, the definition of independence should extend beyond that incorporated in amended listing standards of the exchanges. We believe independence means that a director and his or her immediate family have no present or former employment with the company, nor any substantial connection of a personal or financial nature (other than equity in the company or equivalent stake) to the company or its management that could in fact or in appearance compromise the director’s objectivity and loyalty to shareholders. To be independent, the director must not provide, or be affiliated with any organization that provides goods or services for the company if a reasonable, disinterested observer could consider the relationship substantial.

True independence depends upon these and other factors that may not be readily discerned by shareholders. In view of the importance of independence, non-management directors should evaluate the independence of each of their fellow directors based on all information available to them and should disclose to shareholders how they determine that directors are capable of acting independently.

2. Director Qualifications. The board should be comprised of individuals who can contribute business judgment to board deliberations and decisions, based on their experience in relevant business, management disciplines or other professional life. Directors should reflect a diversity of background and experience, and at least one director should qualify as a financial expert for service on the audit committee. Each director should be prepared to devote substantial time and effort to board duties, taking into account other executive responsibilities and board memberships.

3. Board Alignment with Shareholders. Directors should have a direct, personal and material investment in the common shares of the company so as to align their attitudes and interests with those of public shareholders. The definition of a material investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation; their use is less aligned with the interests of long-term equity owners than other forms of equity.

4. Director Education. Directors should continuously take steps through director education to improve their competence and understanding of their roles and responsibilities and to deepen their exposure to the company’s businesses, operations and management. The company should disclose whether directors are participating in such programs. New directors should receive comprehensive orientation, and all directors should receive periodic updates concerning their responsibilities or participate in periodic director education programs. Companies may develop and conduct such programs internally and may encourage directors to participate in independent programs available for director education through universities and organizations with a history of providing excellent education.

5. Disclosure of Any Monetary Arrangements. The Board should approve and disclose to shareholders any monetary arrangements with directors for services outside normal board activities.

B. Board Responsibilities

1. Fiduciary Oversight. The board must exercise its fiduciary responsibilities in the best interests of the corporation and its shareholders. In addition to ensuring that corporate resources are used only for appropriate business purposes, the board should be a model of integrity and inspire a culture of high ethical standards. The board should mandate strong internal controls, avoid board member conflicts of interest, and promote fiscal accountability and compliance with all applicable laws and regulations. The board should develop a clear and meaningful set of governance principles and disclose them to shareholders on the company’s website, as well as in the annual report or proxy statement. The board also should develop procedures that require that it be informed of violations of corporate standards. Finally, through the audit committee, the board should be directly engaged in the selection and oversight of the corporation’s external audit firm.

2. CEO Selection and Succession Planning. The development, selection and evaluation of executive leadership are among the most important decisions the board will make. Continuity of strong executive leadership with proper values is critical to corporate success. Under such leadership, companies have the best opportunity to succeed and benefit shareholders. Indifferent or weak leadership over time allows the best of business positions to erode and a company’s fortunes to decline. To ensure the long-term success of the company and its shareholders, it is imperative that the board develop, select and support strong corporate leadership.

This process depends upon a thorough and effective management development and succession plan, and a sound evaluation process. The succession plan should identify high-potential executives and provide them with career development opportunities to advance in increasingly responsible positions. A thoughtful and deliberate succession plan will result in a pool of senior managers who have the experience and demonstrated capabilities to succeed as the Chief Executive Officer.

The evaluation process should be ongoing and should reflect a clear understanding between the board and the CEO regarding the corporation’s expected performance, including specific objectives and measures for CEO performance.

3. Strategic Planning. The board should review the company’s strategic plan at least annually. The strategic allocation of corporate resources to each of the company’s businesses is critical to its future success. Strategic plan reviews should include assessments of a) markets, products and customers for each major business segment; b) competitive strengths and weaknesses of the company; c) opportunities and threats confronting the company; d) key success factors and other elements necessary to maintain a competitive advantage; e) human resource management issues; and f) a projection of the firm’s financial resources, which ensures flexibility and includes sufficient availability of capital needed to achieve its strategic objectives.

4. Equity Policy. The board should develop an equity policy that reflects its broad philosophy regarding the proportion of stock that the company intends to be available for executive compensation and communicate that policy to shareholders. The board should establish limits on the number of shares to be available for option programs, as measured by potential dilution, and should disclose the terms of those programs. As equity-based compensation has become an increasingly important part of executive compensation, it has claimed an increasingly larger share of the equity base of the corporation—in many cases far more than shareholders would have approved or the board may have intended. A well-designed equity policy will help to prevent such results and ensure that compensation is appropriately linked to both corporate performance and corporate resources.

C. Board Structure and Processes

1. Role of the Chairman. The board should organize its functions and conduct its business in a manner that enables it to carry out its responsibilities consistent with good governance principles. Thus, it should ensure that it is the focal point for accountability of the CEO and management of the company. In the absence of special circumstances, we would leave to the discretion of the board whether to separate the positions of CEO and chairman. However, when the board chooses not to separate the positions, it should designate a lead or presiding director who would preside over executive sessions of independent directors and, if the board determines it to be appropriate, would participate actively in the preparation of board agendas. The board should encourage full discussion of all issues before the board and provide appropriate resources for board members so that they may prepare for meetings.

2. Committee Structure. The board should delegate certain functions to committees. Under new regulations, three key committees must be comprised exclusively of independent directors: the audit committee, the compensation committee, and the corporate governance/nominating committee. The new requirements have also greatly expanded the responsibilities and necessary competencies of audit committee members. The credibility of the corporation will depend in part on the vigorous demonstration of independence by the committees and their chairs. Committees should have the right to retain and evaluate outside consultants and to communicate directly with staff below the senior level.

The committees should report back to the board on important issues they have considered and upon which they have taken action. The audit, compensation and corporate governance/ nominating committees should meet in executive session on a regular basis with inclusion of management personnel, if appropriate because of issues under discussion, and also without such personnel being present. If the company receives a shareholder proposal, the committee most appropriate to consider the matter should review the proposal and the management response to it. Each committee should create and disclose to shareholders a clear and meaningful charter specifying its role and responsibilities, including the following:

• Audit Committee

The audit committee plays a critical role in ensuring the corporation’s financial integrity and consideration of legal and compliance issues. It represents the intersection of the board, management, independent auditors, and internal auditors, and it has sole authority to hire and fire the corporation’s independent auditors. When selecting auditors, the committee should consider the outside firm’s independence. The committee should ensure that the firm’s independence is not compromised by the provision of non-audit services. The committee should establish limitations on the type and amount of such services that the audit firm can provide. The committee should also consider imposing limitations on the corporation’s ability to hire staff from the audit firm and requiring periodic rotation of the outside audit firm.

In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the audit committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s process to monitor and manage business risks facing the company. The committee should establish a means by which employees can communicate directly with committee members and should ensure that the company develops, and is in compliance with, ethics policies and legal and regulatory requirements.

• Compensation Committee

Executive compensation practices provide a window into the effectiveness of the board. Through the compensation committee, the board should implement rational compensation practices that respond to the company’s equity policy, including conditional forms of compensation that motivate managers to achieve performance that is better than that of a peer group. They should not be driven by accounting treatment or the pursuit of short-term share price results. Compensation should reward only the creation of genuine and sustainable value. With shareholders’ interest and fairness in mind, the committee should develop policies and practices regarding cash pay, the role of equity-based compensation, fringe benefits and senior management employment contracts, severance and payments after change of control. All policies should be disclosed to shareholders upon adoption by the full board. As described later in this statement, TIAA-CREF has developed guidelines for the specific components of executive compensation.

• Corporate Governance/Nominating Committee

The corporate governance/nominating committee is responsible for ensuring that the corporation has an engaged and vital board of directors. The committee should be charged to make recommendations related to the preparation of corporate governance principles; director qualifications and compensation; board and committee size, structure, composition and leadership; board and committee effectiveness; and director independence evaluation and director retirement policy. It should also be responsible for succession planning. The committee should also consider how new regulatory requirements affecting corporate governance should change company practices.

3. Executive Sessions. The board should hold routinely scheduled executive sessions at which management, including the CEO, is not present. These meetings should help to facilitate a culture of independence, providing directors with an opportunity to engage in open discussion of issues that might otherwise be inhibited by the presence of the CEO or management. Executive sessions should also be used to evaluate CEO performance and discuss CEO compensation.

4. Board Evaluation. The board should conduct regular evaluations of its performance and that of its key committees. Such evaluations should be designed to improve the board’s effectiveness and enhance its engagement and vitality. They should be based on criteria defined in the board’s governance principles and its committee charters and should include a review of the skills, experience and contributions represented in the boardroom. In addition to director orientation and education, the board should consider other ways to improve director performance, including individual director performance evaluations.

5. Annual Elections. All directors should stand for annual election to the board. A classified board structure at a public company can be a significant impediment to a free market for corporate control, particularly in combination with other takeover defenses, such as a “poison pill” shareholder rights plan. Moreover, a classified board structure can restrict a board’s ability to remove expeditiously an ineffective director.

6. Board Schedule and Meeting Agendas. The board should establish schedules and agendas for the full board and its committees that anticipate business “rhythms” and normal recurring agenda items. They should specify the dates of meetings and subjects to be covered at each meeting and should ensure that all relevant materials are provided to members well before each meeting. This will enable directors to be prepared and vigorously engaged in meetings and the staff to be prepared to respond to the needs and concerns of the board and its committees. Meeting agendas should allow sufficient time to discuss important issues thoroughly.

7. Indemnification and Liability. Directors should be held accountable to the shareholders and the corporation for willful or gross negligence of their duty of loyalty and their duty of care and should not obtain insurance for these types of conduct. Exclusive of this, the corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors.

8. Board Size. The board should be large enough to allow key committees to be staffed with independent directors but small enough to allow all views to be heard and to encourage the active participation of all members.

9. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limitations on the length of director service, we believe the board should establish a director retirement policy. A fixed director retirement policy will contribute to board vitality.

Shareholder Rights and Responsibilities

As owners of the corporation, shareholders have a unique relationship to the board and management. Unlike other groups that do business with the corporation (e.g., customers, suppliers, lenders and labor), common stock shareholders do not and cannot have contractual protection of their interests. Instead, they must rely on the board of directors, whom they elect, and on their right to vote at shareholder meetings. To protect their long-term economic interests, shareholders have a responsibility to monitor the conduct of the board of directors and exercise their voting rights by casting thoughtful and informed proxy votes that enhance the financial interests of their investors. In view of the importance of the board of directors, shareholders should withhold votes from unopposed directors where the individual or the board as a whole has acted contrary to legitimate shareholder concerns.

Although the proxy vote is the key mechanism by which shareholders play a role in the governance of the corporation, it is appropriate for institutional investors that are entrusted with the investment funds of others to be active shareholders and promote more effective corporate governance in the companies in which they invest. Institutional investors should also ensure that their own internal corporate governance practices meet high standards of accountability, transparency and fiduciary responsibility.

TIAA-CREF votes its proxies in accordance with the following principles, which are intended to promote shareholder rights and enhance shareholder value:

1. Each Director Represents All Shareholders. Shareholders should have the right to expect that each director is acting in the interests of all shareholders and not the interest of a dominant shareholder or a particular stakeholder.

2. One Share-One Vote. Shareholders should have the right to a vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights or reduce the proportional impact of larger shareholdings.

3. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner to a proxy tabulator independent of management, except in circumstances of a contest for control. Confidential voting protects shareholders from undue influences in making voting decisions.

4. Majority Requirements. Shareholders should have the right to approve matters submitted for their consideration with a simple majority of the shares voted. The board should not impose super-majority voting requirements, except if necessary to protect the interests of minority stockholders where there is a single dominant shareholder.

5. Abstention Votes. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. Votes cast to abstain should not be counted, except for purposes of determining whether a quorum requirement is met.

6. Authorization of Stock. Shareholders should have the right to approve increases in the authorized number of common shares. Shareholders should ensure that such increases are intended for a valid corporate purpose and are not to be used in a manner inconsistent with shareholder interests; for example, as in an excessively generous equity compensation plan.

7. Fair Price Provisions. All shareholders should receive equal financial treatment. TIAA-CREF supports “fair price” provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher-than-market prices. Similarly, we support the elimination of pre-emptive rights, which can impede a corporation’s ability to raise capital efficiently. Exceptions may be made in those cases where an independent analysis indicates that such rights have a distinct value to shareholders, as they sometimes do in jurisdictions outside the United States.

8. Anti-takeover Provisions. Shareholders should have the right to approve any action that alters the fundamental relationship between the shareholders and the board. Companies should make a compelling case prior to adopting shareholder rights plans (“poison pills”) and other anti-takeover measures, articulating their potential benefits to shareholders. We believe that any anti-takeover measure should have reasonably short expiration periods of no longer than three years. We strongly oppose anti-takeover provisions that contain “continuing director” or “deferred redemption” provisions that seek to limit the discretion of a future board to redeem the plan.

9. Incorporation Site. Shareholder interests should be protected, regardless of the corporation’s domicile. Many jurisdictions have adopted statutes that protect companies from unfriendly takeovers, in some cases through laws that obscure or dilute directors’ fiduciary obligations to shareholders. TIAA-CREF will not support reincorporations to a new domicile if we believe the motivation is to take advantage of laws or judicial interpretations that reduce shareholder rights. We encourage boards to opt out of coverage under local laws mandating special anti-takeover protection.

10. Shareholder Access to the Board. Shareholders should have the ability to communicate effectively with the board of directors. Formal procedures should be created to enable shareholders to communicate their views and concerns directly to board members. The board of directors is responsible for representing shareholders’ interests. When the board fails to fulfill its governance responsibilities, shareholders should consider other means to ensure board responsiveness, including challenges to the current board.

11. Bundled Issues. Shareholders should have the right to vote on separate and distinct issues. The board should not combine disparate issues and present them for a single vote.

Executive Compensation

As described earlier, the board is responsible for ensuring that a compensation program is in place which will attract, retain and motivate strong management and which complies with the board’s equity policy. TIAA-CREF believes that aligning the rewards of employees with those of shareholders will enhance the long-term performance of the corporation, and compensation programs that are based on performance can play the critical role in this alignment. Thus, TIAA-CREF encourages the board to work with consultants who are independent of management to develop carefully designed cash pay, stock-based compensation and fringe benefit programs that are clearly understood by management and shareholders, and based on the following principles:

1. Compensation plans should be reasonable and fair by prevailing industry standards and able to withstand the critical scrutiny of investors, employees and the public at large.

2. Compensation plans should be understandable and appropriate to the corporation’s size, complexity and performance.

3. Disclosure to shareholders about executive compensation should be full and complete and should be adequate to enable a reasonably sophisticated investor to evaluate and assess the total compensation package as well as particular elements.

4. In setting compensation levels and incentive opportunities, the board should consider the individual’s experience, expertise, responsibilities and goals and objectives, in addition to overall corporate performance. The board should also consider comparative industry pay levels. However, surveys should be considered cautiously. Surveys that appear to call for stock option use inconsistent with the board’s equity policy or clearly in excess of levels that can be explained to shareholders should be disregarded.

5. Compensation plans should encourage employees to achieve performance objectives and in so doing, create long-term shareholder value subject to appropriate consideration of the firm’s reputation, integrity and ethical standards.

6. Compensation plans should be objectively linked to appropriate parameters of company performance, such as earnings, return on capital or other relevant financial or operational measures that are within the control of the executives who will receive the pay. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

A. Equity-based Compensation

Shareholder interests are greatly affected by equity-based compensation plans. Equity-based compensation can be a critical element of compensation and can provide the greatest opportunity for the creation of wealth for managers whose efforts contribute to the creation of value for shareholders. Thus, equity-based compensation plans can offer the greatest incentives. At the same time, they can offer significant incentives for abuse. There is a need for regulatory organizations to require realistic accounting of the cost of equity-based plans to the company so as to eliminate the excesses that have diminished the usefulness of these plans to shareholders. As a matter of public policy, TIAA-CREF strongly advocates comprehensive disclosure and realistic accounting of equity-based plans, with the cost charged to the income statement. Further, we urge companies to consider the following principles when developing equity-based compensation plans:

    1. The use of equity in compensation programs should be limited by the equity policy developed by the board of directors.

    2. Equity-based plans should fully disclose the size of grants, potential value to recipients, cost to the company, and plan provisions that could have a material impact on the number and value of shares distributed. Disclosure should also include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

    3. All plans that provide for the distribution of stock or stock options to employees and/or directors should be submitted to shareholders for approval.

    4. Equity-based plans should emphasize restricted stock awards. Restricted stock more closely aligns the interests of executives with shareholders (as opposed to option grants), and the value to the recipient and cost to the corporation can be determined easily and tracked continuously.

    5. Equity-based plans should make judicious use of stock option grants. When used in excess, option grants can provide management with incentives to promote the company’s stock price without necessarily improving its performance or long-term value. When stock options are awarded, a company should develop plans for performance-based options, which set performance hurdles to achieve vesting; premium options, with vesting dependent on attainment of a pre-determined appreciation of stock; and/or indexed options, with a strike price tied to an index. Accounting rules should provide a “level playing field” for consideration of these alternatives; fixed-price options should not receive more favorable accounting treatment. Companies should also require that stock obtained through exercise of options be held for substantial periods of time, apart from sales permitted to meet tax liabilities produced by such exercise.

    6. Equity-based plans should specifically prohibit or severely restrict “mega grants,” which are grants of stock options of a value, at the time of grant, greater than a reasonable and explainable multiple of the recipient’s total cash compensation.

    7. Equity-based plans should prohibit the issuance of stock or stock options that are timed to take advantage of non-public information with significant short-term implications for the stock price.

B. Fringe Benefits and Severance Agreements

Fringe benefits are an important component of the compensation plan and can have a significant impact on shareholders. They can be extremely complex, with high potential for unintended and unearned value transfer to management, and with unanticipated cost to the company. When developing fringe benefit plans, the board should be guided by the same principles of disclosure, reasonableness and fairness that guide development of other compensation plan components.

More specifically, pension plans and executive contracts provide opportunities for earnings transfer and corporate liabilities that must be carefully controlled. Executive pension plans should provide for retirement income formulas that are comparable (as a percentage of final average pay) to that of employees throughout the organization. Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlement to allow this total to be achieved; however, SERPs should not be used to enhance retirement benefits beyond that which is reasonable. The following principles should guide the development of SERPs:

    1. The eligibility requirements and terms of all SERPs should be fully disclosed.

    2. The value of the supplemental payment to which each eligible proxy-level executive is entitled should be estimated and disclosed.

    3. “Constructive credit” should be used to replicate full service credit not exceed it.

    4. Lump-sum distributions of the SERPs should be allowed; the discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

    5. The total cost of all supplemental plan obligations should be estimated and disclosed.

Executive contracts and their costs also should be disclosed. Although they can be of substantial value to the corporation and its shareholders, they generally include severance arrangements that may produce substantial continuing obligations that go beyond reasonable parameters. Companies should not provide excessive perquisites during employment or in the post-retirement period. Severance arrangements should not provide contractual payments to executives who are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice, and full disclosure are requirements, and such contracts should protect the interests of the company as well as the executive.

Role of Independent Advisors

Independent advisors, including public accountants, law firms, investment bankers and consultants can be critical to the effectiveness of corporate governance and enhance the legal and regulatory compliance of the corporate client. The role of advisors and how they perform their professional responsibilities can also leave an indelible mark on a corporation’s public reputation. Accordingly, advisors should provide advice and support in the best interests of the corporate client as a whole and avoid any actual or appearance of conflict of interest or undue influence of senior management. Such advisors should not provide their professional skills and expertise to enable clients to engage in transactions or corporate practices that are primarily designed for the purpose of obscuring or disguising financial condition or to mislead the market in other material ways. If advisors reasonably understand that their professional engagement and advice is being misused for these purposes, they should seek to bring such matters to the attention of the independent directors.

If advisors are not reasonably satisfied that an appropriate response is forthcoming from the company, they should withdraw from the engagement and, if permitted by the advisor’s applicable rules of professional conduct, they should bring the matter to the attention of the appropriate regulator.

Governance of Companies Domiciled Outside the United States

Investment opportunities are increasingly spread around the globe, and in fact, the modern corporation is increasingly delocalized in its own operations and even its legal organization. Thus, the interplay of different laws, standards, and customary practices must be increasingly considered in evaluating the governance risks posed by any investment. Not every country should—or will—adopt common, “one-size-fits-all” codes of practice. Legal systems will continue to differ. This makes it all the more crucial to identify where differences in practice may lead to a significant departure from what most would agree are desirable corporate governance principles.

As the policy statements of international bodies (e.g., the International Corporate Governance Network, the Organization for Economic Cooperation and Development, and various advisory panels to the European Union) attest, there is widespread and growing agreement on many of the principles of corporate governance. But substantial resistance to certain of them still remains, such as the desirability of a market for corporate control, fair treatment of minority shareholders, and the accountability of directors to shareholders. TIAA-CREF will continue to be an active participant in the dialogue on these matters, meeting regularly with governments, shareholders, managers, regulators and exchange officials.

TIAA-CREF appreciates that our governance initiatives are most effective when taken in conjunction with significant institutions in a company’s country of origin. We also recognize the importance of understanding how other countries’ practices and structures of ownership may operate differently from a U.S. model.

As a concerned and responsible investor, TIAA-CREF votes its shares whenever possible. In accordance with this policy, we have a proxy voting group that is familiar with the voting procedures in every country in which we invest, and custodial arrangements which provide for such voting around the world. We try to identify, address and improve on mechanisms in other markets that produce impediments to effective foreign shareholder voting.

TIAA-CREF believes that it is incumbent upon any major public company, and particularly upon those that avail themselves of international capital markets, to take all reasonable steps to ensure that foreign shareholders can vote knowledgeably on issues of shareholder concern. To this end, we believe that our portfolio companies should:

  1. Publish full proxy materials in at least one widely-read international language of importance to their body of foreign shareholders (most often this will be English).

  2. Distribute such materials in a timely fashion so that international investors can make informed voting decisions and have sufficient time for the many extra steps normally entailed in voting shares from overseas.

  3. Not encumber the voting process with additional requirements and procedures so that it is more difficult for a foreign shareholder to vote shares than for one resident in the country of origin.

  4. Seek to ameliorate or eliminate particular practices such as the blocking of shares for a specified time before the shareholders’ meeting, which serve as a deterrent to share voting.

  5. Confirm, if possible, that a given shareholders’ vote has been received, and describe how that vote was recorded.

  6. Permit qualified institutional investors such as TIAA-CREF to participate in share exchanges and rights offerings on an equal basis with other investors.

Social Responsibility Issues

TIAA-CREF believes that building long-term shareholder value is consistent with directors’ giving careful consideration to issues of social responsibility and the common good. We recognize that efforts to promote good corporate citizenship may serve to enhance a company’s reputation and long-term economic performance, and we encourage boards of both U.S. and international companies to adopt policies and practices that promote corporate citizenship and establish open channels of communication with shareholders, employees, customers, suppliers and the larger community. In particular, we believe that the following concerns should be among the issues that companies address:

  The environmental impact of the corporation’s operations and products.

  Equal employment opportunities for all segments of the population.

  Employee training and development.

  Evaluation of corporate actions to ensure that these actions do not negatively affect the common good of the corporation’s communities and its constituencies.

In developing our proxy voting guidelines for social issues, we seek to balance fiduciary responsibility with a commitment to corporate social responsibility and a belief that companies should be allowed flexibility in dealing with these issues. We will evaluate whether or not a resolution is practical and reasonable when it seeks action on the part of a corporation, and whether or not the shareholder resolution process is the appropriate forum for addressing the issues raised by proponents. We may be sympathetic to the concerns raised by proponents but may not believe that the actions requested of the corporation provide an effective remedy for those issues. In such instances, TIAA-CREF will vote to abstain.

This approach to proxy voting is applied to a wide array of social issues. Our guidelines for voting on some of the more frequent issues are as follows:

            Environmental Resolutions

  TIAA-CREF generally will support resolutions that request reasonable disclosure about the environmental impact of a corporation’s operations and products. TIAA-CREF generally will not support proposals that would require companies to take highly specific actions or adopt very specific policies aimed at improving the environment. Exceptions may be made in cases where companies have extremely poor environmental records.

            Human Rights Resolutions

  TIAA-CREF generally will support resolutions that request reasonable reports concerning company activities in countries with records of repression of human rights. TIAA-CREF generally will not support resolutions that would mandate that a company take specific actions (such as withdrawing from a country) for the sole purpose of promoting a particular agenda.

            Tobacco-Related Resolutions

  TIAA-CREF generally will support proposals that call for increased disclosure about the risks of tobacco use and those that aim to reduce youth access to and use of tobacco products. TIAA-CREF generally will not support proposals that would require investment or divestment of a company’s assets and/or pension funds. We believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program.

  Labor Issues Resolutions

  TIAA-CREF generally will support proposals that call for a company to increase the diversity of its workforce and implement non-discrimination policies.

  TIAA-CREF will consider on a case-by-case basis proposals concerning labor policies and practices. TIAA-CREF generally will support proposals that include reasonable requests and concern companies or countries where demonstrably egregious repression of human rights is found.

Dialogue Between TIAA-CREF and Companies

TIAA-CREF believes that its policies on corporate governance should be shaped and allowed to evolve in collaboration with the companies in which it invests. Accordingly, we will continue to take the following steps, which have proven valuable in the past: a) provide copies of this Policy Statement and subsequent editions to companies in which we invest and suggest that the companies distribute the Statement to all executive officers and directors; b) periodically seek suggestions from companies and knowledgeable observers for ways to improve our guidelines and to make them more useful to directors and senior management; c) arrange for occasional informal opportunities for company directors, managers, and TIAA-CREF managers to review the guidelines in the Policy Statement; and d) send copies of the Policy Statement to other large institutional investors and appropriate organizations, make them available upon request, and publish them for TIAA-CREF participants and participating institutions to review and offer suggestions for change.

We also communicate directly with companies where we perceive shortcomings in governance structure or policies. We engage in confidential discussions with board members and senior executives of the companies to explain our concerns and gain insights to their company. Our aim is to resolve privately any differences we may have. When these discussions fail to persuade us that management is responsive to shareholder interests, we may file shareholder proposals to build support for necessary change.

Appendix

Guidelines for Assessing Compensation Plans

i. Equity-Based Award Compensation

  When voting on equity-based compensation plans, TIAA-CREF will consider the following elements of the plan:

1.           Potential Dilution from Stock-Based Plans

    Red Flag: Total potential dilution from existing and proposed compensation plans exceeds 15% over duration of plan(s) or 2% in any one year.

    Override: Increase threshold to 25% for plans proposed by companies in human-capital-intensive industries in which coverage extends through at least middle management levels. Increase threshold to 20% for firms at the lower range of market equity capitalization.

    Comment: The override conditions are each designed to address a specific consideration. The first addresses the needs of human-capital-intensive industries where generous stock-based grants may be necessary to attract and retain personnel and where significant contributions are made by individuals outside the ranks of senior management. The second override addresses the need to provide compensation with sufficient value at lower capitalization firms, since a given level of dilution has a lower economic value in a firm with lower market capitalization.

    A.      Excessive Run Rate from Actual Grants

    Red Flag: In the most recent three years, potential dilution from stock and stock option grants averaged in excess of 2% per year.

    Override: Increase threshold to 3% for plans proposed by companies in human-capital-intensive industries.

    Comment: The “potential dilution” test described above is a snapshot at a given point in time. That test can miss excessive transfer of stock ownership over time, through stock plans, to executives and employees at companies that repeatedly return to the well for more options. This red flag for excessive run rates is based on actual grants at companies requesting shareholder approval for additional share authorizations for employee stock plans.

    B.      Reload Options

    Red Flag: Proposal provides for granting reload options.

    Override: None.

    Comment: Reload options are automatically reloaded after exercise at the then-current market price. They enable the individual receiving them to reap the maximum potential benefit from option awards by allowing him or her to lock in increases in stock price that occur over the duration of the option with no attendant risk. This creates an additional divergence of interests between the shareholders and the option recipient, and an open-ended force for the dilution of shareholders’ equity.

    C.      Evergreen Option Plans

    Red Flag: Plan contains an evergreen feature that has no termination date and reserves a specified percentage of the outstanding shares for award each year.

    Override: None.

    D.      Option Mega Grants

    Red Flag: Option grants that are excessive in relation to other forms of compensation, are out of proportion to compensation of other employees of the corporation, and/or represent excessive earnings transfer opportunities compared to the scale and/or success of the corporation.

    E.      Option Pricing

    Red Flag: Unspecified exercise price or exercise price below 100% of fair market value on the date of the grant.

    Override: None.

    F.      Restricted Stock

    Red Flag: A plan limited to restricted stock exceeds 3% dilution, or, for an omnibus plan that potentially would allow award of restricted stock exceeding this level, the company has made grants of restricted stock exceeding 1% of outstanding shares over the last three years.

    Override: Arguments for higher dilution from restricted stock may be considered on a case-by-case basis for small-cap companies, or as part of a program to reduce dilution related to prior use of stock options.

    G.      Coverage

    Red Flag: Plan is limited to a small number of senior employees.

    Override: Permits awards to a small number of employees at firms at the lower range of market equity capitalization.

    H.      Repricing Options

    Red Flag: An option plan gives the company the ability to lower the exercise price of options already awarded where the market price of the stock has declined below the original exercise price (“underwater options”).

    Override: The company has not repriced options in the past or has excluded senior executives and board members from any repricing and has tied any repricing to a significant reduction in the total number of outstanding options.

    Comment: Repricing options after a decline in the stock price undermines the rationale for establishing an option plan in the first place. Repricing gives management a benefit unavailable to shareholders and thereby reduces the alignment of interests between shareholders and management.

    I.      Excess Discretion

    Red Flag: Significant terms of awards — such as coverage, option price, or type of award provided for the proposed plan — are not specified in the proposal.

    Override: None.

    J.      Bundling

    Red Flag: Vote on executive compensation plan is coupled with vote on one or more unrelated proposals.

    Override: None.

Fringe Benefits
  Support proposals that require shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

  Consider on a case-by-case basis proposals for prior shareholder ratification of all “golden parachute” severance agreements. Voting decisions will depend on the corporate governance profile and prior actions of the company.

  Support proposals to limit additions to supplemental executive retirement plans at the time of executives’ retirement.

PART C
OTHER INFORMATION

Item 29. Financial Statements and Exhibits

(a)      Financial statements.*

     The following Financial Statements for each of the Accounts of the College Retirement Equities Fund ("CREF") are incorporated into Part B of this Registration Statement by reference to the Annual Report to Participants dated December 31, 2004, as filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 on [______________, 2005] (Accession No. [0000930413-04-000789]):

Stock Account
Page

Report of Management Responsibility	ST-61
Report of the Audit Committee	ST-62
Audited Financial Statements:
Statement of Assets and Liabilities	ST-63
Statement of Operations	ST-64
Statements of Changes in Net Assets	ST-65
Notes to Financial Statements	ST-66
Report of Independent Registered Public Accounting Firm	ST-72
Statement of Investments	ST-4

Growth Account
Page

Report of Management Responsibility	GR-10
Report of the Audit Committee	GR-11
Audited Financial Statements:
Statement of Assets and Liabilities	GR-12
Statement of Operations	GR-13
Statements of Changes in Net Assets	GR-14
Notes to Financial Statements	GR-15
Report of Independent Registered Public Accounting Firm	GR-21
Statement of Investments	GR-4

Global Equities Account
Page

Report of Management Responsibility	GL-17
Report of the Audit Committee	GL-18
Audited Financial Statements:
Statement of Assets and Liabilities	GL-19
Statement of Operations	GL-20
Statements of Changes in Net Assets	GL-21
Notes to Financial Statements	GL-22
Report of Independent Registered Public Accounting Firm	GL-28
Statement of Investments	GL-4

Money Market Account
Page

Report of Management Responsibility	MM-9
Report of the Audit Committee	MM-10
Audited Financial Statements:
Statement of Assets and Liabilities	MM-11
Statement of Operations	MM-12
Statements of Changes in Net Assets	MM-13
Notes to Financial Statements	MM-14
Report of Independent Registered Public Accounting Firm	MM-17
Statement of Investments	MM-4

Equity Index Account
Page

Report of Management Responsibility	EQ-44
Report of the Audit Committee	EQ-45
Audited Financial Statements:
Statement of Assets and Liabilities	EQ-46
Statement of Operations	EQ-47
Statements of Changes in Net Assets	EQ-48
Notes to Financial Statements	EQ-49
Report of Independent Registered Public Accounting Firm	EQ-54
Statement of Investments	EQ-4

Bond Market Account
Page

Report of Management Responsibility	BM-21
Report of the Audit Committee	BM-22
Audited Financial Statements:
Statement of Assets and Liabilities	BM-23
Statement of Operations	BM-24
Statement of Cash Flows	BM-25
Statements of Changes in Net Assets	BM-26
Notes to Financial Statements	BM-27
Report of Independent Registered Public Accounting Firm	BM-32
Statement of Investments	BM-4

Social Choice Account
Page

Report of Management Responsibility	SC-26
Report of the Audit Committee	SC-27
Audited Financial Statements:
Statement of Assets and Liabilities	SC-28
Statement of Operations	SC-29
Statement of Cash Flows	SC-30
Statements of Changes in Net Assets	SC-31
Notes to Financial Statements	SC-32
Report of Independent Registered Public Accounting Firm	SC-37
Statement of Investments	SC-4

Inflation-Linked Bond Account
Page

Report of Management Responsibility	IL-5
Report of the Audit Committee	IL-6
Audited Financial Statements:
Statement of Assets and Liabilities	IL-7
Statement of Operations	IL-8
Statements of Changes in Net Assets	IL-9
Notes to Financial Statements	IL-10
Report of Independent Registered Public Accounting Firm	IL-14
Statement of Investments	IL-4

(b)	Exhibits:

	(1)	Not Applicable
	(2)	(a)	Charter of CREF (as amended)
		(b)	Constitution of CREF (as amended)
		(c)	Bylaws of CREF (as amended)
	(3)	(a)	Custodial Services Agreement with The Chase Manhattan Bank,
N.A.
		(b)	Custodian Services Agreement with Bankers Trust Company (as
amended)
		(c)	Indenture Agreement Between CREF and Canada Permanent Trust
Company
		(d)	Custodial Services Agreement Between CREF and Morgan
Guaranty Trust Company (as assigned to Bank of New York)
		(e)	Custodial Services Agreement Between CREF and Morgan
Guaranty Trust Company (as assigned to Bank of New York)
(Bond Market Account)
		(f)	Custodial Services Agreement Between CREF and Morgan
Guaranty Trust Company (as assigned to Bank of New York)
(Social Choice Account)
		(g)	Custodial Services Agreement Between CREF and Bank of New
York (Inflation-Linked Bond Account)
	(4)	Not applicable
	(5)	Principal Underwriting and Administrative Services Agreement Between
CREF and TIAA-CREF Individual & Institutional Services, Inc. (as
amended)*
	(6)	(a)	Retirement Unit-Annuity Certificate
		(b)	Supplemental Retirement Unit-Annuity Certificate
		(c)	(i) Group Supplemental Retirement Unit-Annuity Contract
(ii) Group Supplemental Retirement Unit-Annuity Certificate
		(d)	(i) Group Retirement Annuity Contract (including Specimen
of Group Retirement Unit-Annuity Certificate and
Agreement with Trustee)

	(ii)	Form of Election Agreement between CREF and Employer
(for Group Retirement Annuity Contract)
	(iii)	Group Retirement Unit-Annuity Contract (for use in
Oregon)
	(iv)	Group Retirement Unit-Annuity Certificate (for use in
Oregon)
(e)	Rollover Individual Retirement Unit-Annuity Certificate
(f)	The Following Certificates representing CREF Income Options:
	(i)	Life Unit-Annuity
	(ii)	Life Unit-Annuity with Minimum Guaranteed Period
	(iii)	Last Survivor Life Unit-Annuity
	(iv)	Joint and Survivor Life Unit-Annuity
	(v)	Last Survivor Life Unit-Annuity with Minimum
Guaranteed Period
	(vi)	Joint and Survivor Life Unit-Annuity with Minimum
Guaranteed Period
	(vii)	Unit-Annuity Certain
	(viii)	Minimum Distribution Option
(g)	Accumulation-Unit Deposit Certificate (payable as a death benefit only)
(h)	(i)	Endorsement to in-force Supplemental Retirement Unit-
Annuity Certificates (reflecting addition of Global Equities
Account and IRC Withdrawal Restrictions)
	(ii)	Endorsement to in-force Supplemental Retirement Unit-
Annuity Certificates (reflecting addition of Minimum
Distribution Annuity)
	(iii)	Endorsement to new issues of the Supplemental Retirement
Unit-Annuity Certificate (reflecting addition of Money
Market, Bond Market, Social Choice, and Global Equities
Accounts, Deletion of a CREF Account or Unit-Annuity,
transfers to CREF or TIAA, addition of Minimum
Distribution Annuity, addition of Spouse's Rights to Benefits, and IRC Withdrawal Restrictions)

(i)	(i)	Endorsement to in-force Retirement Unit-Annuity
Certificates (reflecting addition of Global Equities Account and IRC Withdrawal Restrictions)
	(ii)	Endorsement to in-force Retirement Unit-Annuity
Certificates (reflecting addition of Minimum Distribution
Annuity and availability of Unit-Annuity for a Fixed
Period)
	(iii)	Endorsement to new issues of the Retirement Unit-Annuity
Certificate (reflecting addition of Money Market, Bond
Market, Social Choice and Global Equities Accounts,
deletion of CREF Account or Unit-Annuity, availability of transfers to Approved Funding Vehicles, Cash

Withdrawals, availability of Unit-Annuity for a Fixed
Period, Right to Split Certificate, addition of Minimum
Distribution Annuity, addition of Spouse's Rights to Benefits, and IRC Withdrawal Restrictions)

(j)	(i)	Endorsement to in-force Group Supplemental Retirement
Unit-Annuity Certificates (reflecting addition of the Global
Equities Account)

(ii) Endorsement to in-force and some new issues of the Group
Supplemental Retirement Unit-Annuity Certificate
(reflecting addition of Minimum Distribution Annuity)
(iii) Endorsement to new issues of the Group Supplemental
Retirement Unit-Annuity Certificate (reflecting addition of
the Global Equities Account, and deletion of a CREF
Account or Unit-Annuity and addition of the Minimum
Distribution Annuity)
(iv) Endorsement to Group Supplemental Retirement Unit-
Annuity certificates for 401(k) retirement plans (reflecting annuity starting date, availability of lump-sum benefits and
IRC Withdrawal Restrictions)
(k)	(i) Endorsement to in-force Group Retirement Unit-Annuity
Certificates Issued on or After 3/1/91 (reflecting addition of the Global Equities Account)
(ii) Endorsement to in-force Group Retirement Unit-Annuity
Certificates Issued Before 3/1/91 (reflecting addition of the
Global Equities Account and IRC Withdrawal Restrictions)
(iii) Endorsement to in-force Group Retirement Unit-Annuity
Certificate (reflecting addition of Minimum Distribution
Annuity and availability of Annuity for a Fixed Period)
(iv) Endorsement to in-force Group Retirement Unit-Annuity
Certificate (reflecting addition of Minimum Distribution
Annuity, availability of Annuity for a Fixed Period and IRC
Withdrawal Restrictions)
(l)	Endorsement to new issues of Retirement Unit-Annuity
Certificates and Supplemental Retirement Unit-Annuity
Certificates (reflecting restatement of accumulation unit value on
12/21/86 and inclusion of net dividend income in value of
accumulation unit beginning 1/1/87)
(m)	Endorsement to new and in-force issues of CREF Retirement Unit-
Annuity Certificates, Supplemental Retirement Unit-Annuity
Certificates, Group Retirement Unit-Annuity Certificates, Group
Supplemental Retirement Unit-Annuity Certificates, Rollover IRA
Certificates, Minimum Distribution Annuity Certificates and
Accumulation-Unit Deposit Certificates (reflecting addition of the
Growth Account and the Equity Index Account)
(n)	Endorsement to Group Retirement Unit-Annuity Certificates
(reflecting addition of Social Choice Account payout option)
(o)	Endorsement to CREF Certificates (reflecting yearly transfer to
Minimum Distribution Annuity Certificate)
(p)	Endorsement to CREF Certificates (reflecting allocation and
transfer options, CREF's right to split certificate, and CREF's right to delete Bond Market or Social Choice Account or to stop
providing Unit-Annuities thereunder)
(q)	(i) Endorsement to in-force Minimum Distribution Annuity
Certificates (non-cashable) (reflecting addition of the
Global Equities Account)
(ii) Endorsement to new issues of the Minimum Distribution
Annuity Certificate (non-cashable) (reflecting addition of
the Global Equities Account, definition of Annuity Unit,
and deletion of a CREF account or Unit-Annuity)

	(r)	(i)	Endorsement to in-force Minimum Distribution Annuity
Certificates (cashable) (reflecting addition of the Global
Equities Account)
		(ii)	Endorsement of new issues of Minimum Distribution
Annuity Certificates (cashable)(reflecting addition of the
Global Equities Account, definition of Annuity Unit, and
deletion of a CREF Account or Unit-Annuity)
	(s)	Endorsement to new issues of Unit-Annuity Certificates (reflecting addition of the Global Equities Account and deletion of a Unity-
Annuity)
	(t)	(i)	Endorsement to Retirement Unit-Annuity Certificate
(reflecting addition of the Inflation-Linked Bond Account
and Right to a Tax-Free Rollover)
		(ii)	Endorsement to Supplemental Retirement Unit-Annuity
Certificate (reflecting addition of the Inflation-Linked Bond
Account and Right to a Tax-Free Rollover)
		(iii)	Endorsement to Rollover Individual Retirement Unit-
Annuity Certificate (reflecting addition of the Inflation-
Linked Bond Account and Right to a Tax-Free Rollover)
		(iv)	Endorsement to Group Retirement Unit-Annuity Certificate
(reflecting addition of the Inflation-Linked Bond Account
and Right to a Tax-Free Rollover)
		(v)	Endorsement to Group Supplemental Retirement Unit-
Annuity Certificate (reflecting addition of the Inflation-
Linked Bond Account and Right to a Tax-Free Rollover)
		(vi)	Endorsement to Minimum Distribution Annuity Certificate
(reflecting addition of the Inflation-Linked Bond Account)
		(vii)	Endorsement to CREF Unit-Annuity Certificates (reflecting
addition of the Inflation-Linked Bond Account)
		(viii)	Endorsement to CREF Accumulation-Unit Deposit
Certificate (reflecting addition of the Inflation-Linked Bond
Account)
		(ix)	Endorsement to Group Supplemental Retirement Annuity
Certificate (for participants in the Alternative Plan to
Social Security)
	(u)	Forms of Retirement Select, Retirement Select Plus and CREF
Retirement Unit-Annuity Certificate Endorsements and
Certificates *
(7)	(a)	(i)	Application for Retirement Unit-Annuity Contracts
		(ii)	Application for Retirement Unit-Annuity Contracts (for
retirement plans not covered by ERISA)
	(b)	(i)	Application for Supplemental Retirement Annuity
Contracts
		(ii)	Application for Supplemental Retirement Annuity
Contracts (for retirement plans not covered by ERISA)
	(c)	(i)	Application for Institutionally Owned Retirement Annuity
Contracts
		(ii)	Applications for Institutionally Owned Retirement Annuity
Contracts with Delayed Vesting
		(iii)	Application for Institutionally Owned Retirement Annuity
Contracts with Delayed Vesting (for retirement plans not
covered by ERISA)

		(iv)	Application for Group Retirement Unit-Annuity Contract in
Oregon
	(d)	(i)	Enrollment Form for Group Retirement Annuity
Certificates
		(ii)	Enrollment Form for Group Retirement Annuity
Certificates (for retirement plans not covered by ERISA)
	(e)	Application for Rollover Individual Retirement Annuity Contracts
	(f)	(i)	Application for Retirement Annuity Contracts Under a
Registered Pension Plan (RPP)
		(ii)	Application for Retirement Annuity Contracts under a
Registered Retirement Savings Plan (RRSP) in Canada
	(g)	Applications for Annuity Benefits
	(h)	(i)	Enrollment Form for Group Supplemental Retirement
Annuity Certificates
		(ii)	Enrollment Form for Group Supplemental Retirement
Annuity Certificates (for retirement plans not covered by
ERISA)
	(i)	(i)	Enrollment Form for Institutionally Owned Group
Retirement Annuity Certificates with Delayed Vesting
		(ii)	Enrollment Form for Institutionally Owned Group
Retirement Annuity Certificates with Delayed Vesting (for
retirement plans not covered by ERISA)
	(j)	(i)	Enrollment Form for Two Sets of Group Retirement
Annuity Certificates — One Set Providing for Delayed
Vesting
		(ii)	Enrollment Form for Two Sets of Group Retirement
Annuity Certificates — One Set Providing for Delayed
Vesting (for retirement plans not covered by ERISA)
	(k)	(i)	Enrollment Form for Two Sets of Group Retirement
Annuity Certificates
		(ii)	Enrollment Form for Two Sets of Group Retirement
Annuity Certificates (for retirement plans not covered by
ERISA)
(l) CREF Keogh Certificate
(8)	Not Applicable
(9)	None
(10)	(a)	CREF Deferred Compensation Plan for Non-Officer Trustees
	(b)	TIAA-CREF Non-Employee Trustee and Member Deferred
Compensation Plan
(11)	Investment Management Services Agreement Between CREF and TIAA-
CREF Investment Management, LLC (as amended) *
(12)	(a)	Consent of George W. Madison, Esquire *
	(b)	Consent of Sutherland Asbill & Brennan LLP *
(13)	Consent of Ernst & Young LLP *
(14)	None
(15)	(a)	Contribution Agreement between CREF and TIAA (for Money
Market Account)
	(b)	Seed Money Agreement between CREF and TIAA (for Global
Equities Account)
	(c)	Seed Money Agreement between CREF and TIAA (for Equity
Index and Growth Accounts)

(d) Seed Money Agreement between CREF and TIAA (for Inflation-
Linked Bond Account)
(16)	Schedules for Computation of Performance Quotations *
(17)	Code of Ethics and Policy Statement on Personal Trading (For the TIAA-
CREF Funds and Certain Related Entities)*

* To be filed by amendment.

Item 30. Directors and Officers of the Insurance Company

     Not Applicable.

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

     Not Applicable.

Item 32. Number of Contractowners

     As noted above, CREF is a membership corporation, consisting of six members (known as CREF's Board of Overseers). As of December 31, 2004, there were approximately 2.5 million individuals and over 15,000 institutions holding CREF certificates, including approximately 192,269 individuals receiving annuity benefits.

Item 33. Indemnification

     Overseers, trustees, officers and employees of CREF may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Five of CREF's bylaws (see Exhibit (2)(b)). Article Five provides that, to the extent permitted by laws, CREF will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was an overseer, trustee, officer or employee of CREF or, while an overseer, trustee, officer or employee of CREF, served any other organization in any capacity at CREF's request. Article Five also provides, however, that no person shall be indemnified for any liabilities or expenses arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office. In addition, it provides that no person shall be indemnified unless such person acted in good faith and in the reasonable belief that such action was in the best interests of CREF and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful. Article

Five provides reasonable and fair means for determining whether any person is entitled to indemnification. If certain conditions are met, CREF may pay liabilities or expenses in advance of the final disposition of the action, suit or proceeding. No indemnification payment may be made unless a notice concerning the payment has been filed with the New York State Superintendent of Insurance. CREF has in effect an insurance policy that will indemnify its overseers, trustees, officers and employees for liabilities arising from certain forms of conduct.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to overseers, trustees, and officers of CREF, pursuant to the foregoing provision or otherwise, CREF has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by an overseer, trustee, or officer in the successful defense of any action, suit or proceeding) is asserted by an overseer, trustee, or officer in connection with the securities being registered, CREF will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 34. Business and Other Connections of Investment Adviser

     Investment advisory services for CREF's investment accounts are provided by TIAA-CREF Investment Management, LLC ("Investment Management"). In this connection, Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940.

     The business and other connections of Investment Management's officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-38029), the text of which is hereby incorporated by reference.

Item 35. Principal Underwriters

(a)      Not Applicable.

     (b)     TIAA-CREF Individual & Institutional Services, LLC ("Services") may be considered the principal underwriter for the CREF Accounts. The officers of Services and their positions and offices with Services and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-44454), text of which is hereby incorporated by reference.

Item 36. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at CREF's home office, 730 Third Avenue, New York, New York 10017, and at other CREF offices located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

Item 37. Management Services

     Not Applicable.

Item 38. Undertakings and Representations

     (a)      CREF undertakes that it will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b)      CREF undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c)      CREF undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

REPRESENTATION UNDER RULE 6C-7

     The undersigned registrant hereby represents that Rule 6c-7 under the Investment Company Act of 1940 is being relied on and that the provisions of paragraphs (a)-(d) of Rule 6c-7 are being complied with.

REPRESENTATION CONCERNING NO-ACTION LETTER ISSUED TO ACLI

     CREF represents that the No-Action Letter issued by the Staff of the Division of Investment Management on November 28, 1988 to the American Council of Life Insurance is being relied upon, and that the requirements for entities relying on that no-action position, itemized (1) through (4) in that Letter have been complied with.

     Representation regarding reasonableness of fees CREF represents that the fees and charges deducted under the Certificates, in the aggregate, are reasonable in relation to the services rendered the expenses expected to be incurred, and the risks assumed by CREF.

SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of February, 2005.

COLLEGE RETIREMENT EQUITIES FUND

By:	/s/ Herbert M. Allison, Jr.

	Name:	Herbert M. Allison, Jr.
	Title:	President and Chief Executive
Officer

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Herbert M. Allison, Jr.	President and Chief Executive Officer	February 28, 2005
Herbert M. Allison, Jr.	(Principal Executive Officer)

/s/ Elizabeth A. Monrad	Executive Vice President (Principal	February 28, 2005
Elizabeth A. Monrad	Financial Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*	2/28/05	*	2/28/05

Willard T. Carleton		Bridget A. Macaskill

*	2/28/05	*	2/28/05

Martin J. Gruber		Maceo K. Sloan
	2/28/05		2/28/05
*		*

Nancy L. Jacob		Ahmed H. Zewail

*	2/28/05

Bevis Longstreth

* /s/ Stewart P. Greene	2/28/05

Stewart P. Greene
as attorney-in-fact